                                                                    Exhibit 99.4

                          CONVERSION VALUATION REPORT


                 ______________________________________________


                          Valued as of August 8, 1997


                     SALIDA BUILDING AND LOAN ASSOCIATION

                               Salida, Colorado

                                 Prepared By:

                              Ferguson & Company
                                   Suite 550
                         122 W. John Carpenter Freeway
                               Irving, TX 75039
                                 972/869-1177

                [LETTERHEAD OF FERGUSON & COMPANY APPEARS HERE]


                     STATEMENT OF APPRAISER'S INDEPENDENCE
                     SALIDA BUILDING AND LOAN ASSOCIATION
                     ------------------------------------
                               SALIDA, COLORADO
                               ----------------

     We are the appraiser for Salida Building and Loan Association in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Association's stock to be issued in the conversion. In connection with our appraisal of the Association's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Association, its conversion counsel, its selling agent, or any other party connected with the conversion.
We also received a fixed fee for assisting the Association in connection with the preparation of its business plan to be submitted with the conversion application.

     Salida Building and Loan Association has agreed to indemnify Ferguson & Company under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal except to the extent such liabilities are determined to have arisen because of our negligence or willful conduct.

                                                   Ferguson & Company



                                                   Robin L. Fussell
                                                   Principal

August 15, 1997

                [LETTERHEAD OF FERGUSON & COMPANY APPEARS HERE]


                                AUGUST 15, 1997



BOARD OF DIRECTORS
SALIDA BUILDING AND LOAN ASSOCIATION
130 WEST 2ND STREET
SALIDA, COLORADO  81201

DEAR DIRECTORS:

     We have completed and hereby provide, as of August 8, 1997, an independent appraisal of the estimated pro forma market value of Salida Building and Loan Association ("SB&LA" or the "Association"), Salida, Colorado, in connection with the conversion of SB&LA from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Association's Application for Conversion ("Form AC") with the Office of Thrift Supervision ("OTS").

     Ferguson & Company ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with SB&LA's business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed SB&LA's Application for Approval of Conversion, including the Proxy Statement as filed with the OTS. We conducted an analysis of SB&LA that included discussions with Grimsley, White & Company, CPA's, the Association's independent auditors, and with Housley Kantarian and Bronstein, P.C., the Association's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in SB&LA's primary market area and compared the Association's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

     Our appraisal is based on SB&LA's representation that the information contained in the Form AC and additional evidence furnished to us by the Association and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by SB&LA and its auditors, nor did we independently value the Association's assets or liabilities. The valuation considers SB&LA only as a going concern and should not be considered an indication of its liquidation value.

     It is our opinion that, as of August 8, 1997, the estimated pro forma market value of Salida Building and Loan Association was $9,000,000, or 900,000 shares at $10.00 per share. The resultant valuation range was $7,650,000 at the minimum (765,000 shares at $10.00 per share) to $10,350,000 at the maximum (1,035,000 shares at $10.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $11,902,500 (1,190,250 shares at $10.00 per share).

BOARD OF DIRECTORS
AUGUST 15, 1997
PAGE 2

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Association's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

     Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of SB&LA, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the OTS conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in SB&LA's financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                        Respectfully,
                                        FERGUSON & COMPANY



                                        Robin L. Fussell
                                        Principal

FERGUSON & COMPANY
-------------------


                               TABLE OF CONTENTS

                     SALIDA BUILDING AND LOAN ASSOCIATION

                               SALIDA, COLORADO

                                                                 PAGE
                                                                 ----
INTRODUCTION                                                        1

SECTION I. - FINANCIAL CHARACTERISTICS                              1

PAST & PROJECTED ECONOMIC CONDITIONS                                1

FINANCIAL CONDITION OF INSTITUTION                                  2

     BALANCE SHEET TRENDS                                           2
     ASSET/LIABILITY MANAGEMENT                                     2
     INCOME AND EXPENSE TRENDS                                      2
     REGULATORY CAPITAL REQUIREMENTS                                3
     LENDING                                                        3
     NONPERFORMING ASSETS                                           3
     CLASSIFIED ASSETS                                              3
     LOAN LOSS ALLOWANCE                                            3
     MORTGAGE-BACKED SECURITIES AND INVESTMENTS                     3
     SAVINGS DEPOSITS                                               3
     BORROWINGS                                                     4
     SUBSIDIARIES                                                   4
     LEGAL PROCEEDINGS                                              4

EARNINGS CAPACITY OF THE INSTITUTION                                4

     ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION                     4
     INTANGIBLE VALUES                                              4
     EFFECT OF GOVERNMENT REGULATIONS                               4
     OFFICE FACILITIES                                              5

SECTION II - MARKET AREA                                            1

DEMOGRAPHICS                                                        1

FERGUSON & COMPANY
------------------

                         TABLE OF CONTENTS - CONTINUED

                     SALIDA BUILDING AND LOAN ASSOCIATION

                               SALIDA, COLORADO

                                                                 PAGE
                                                                 ----
SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS               1

COMPARATIVE DISCUSSION                                              1

     SELECTION CRITERIA                                             1
     PROFITABILITY                                                  2
     BALANCE SHEET CHARACTERISTICS                                  2
     RISK FACTORS                                                   2
     SUMMARY OF FINANCIAL COMPARISON                                3

FUTURE PLANS                                                        3

SECTION IV - CORRELATION OF MARKET VALUE                            1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                     1

     FINANCIAL ASPECTS                                              1
     MARKET AREA                                                    2
     MANAGEMENT                                                     2
     DIVIDENDS                                                      2
     LIQUIDITY                                                      3
     THRIFT EQUITY MARKET CONDITIONS                                3

COLORADO ACQUISITIONS                                               3

EFFECT OF INTEREST RATES ON THRIFT STOCK                            4

     ADJUSTMENTS CONCLUSION                                         6
     VALUATION APPROACH                                             6
     VALUATION CONCLUSION                                           7

FERGUSON & COMPANY
-------------------


                         TABLE OF CONTENTS - CONTINUED

                     SALIDA BUILDING AND LOAN ASSOCIATION

                               SALIDA, COLORADO

TABLE
NUMBER                             TABLE TITLE                           PAGE
----                               -----------                           ----
          SECTION I - FINANCIAL CHARACTERISTICS

  1       Selected Financial Data                                         6
  2       Operating Ratios                                                7
  3       Interest Rate Shock                                             8
  4       Interest Rate Sensitivity Analysis                              9
  5       Regulatory Capital Compliance                                   10
  6       Loan Portfolio Composition                                      11
  7       Loan Maturities                                                 12
  8       Loan Origination, Purchase, and Repayment Activity              13
  9       Average Balances, Rates, and Yields                             14
  10      Rate/Volume Analysis                                            15
  11      Loan Delinquencies at June 30, 1997                             16
  12      Non-Performing Assets                                           17
  13      Analysis of the Allowance for Loan  Losses                      18
  14      Allocation of the Allowance for Loan Losses                     19
  15      Investment Securities                                           20
  16      Investments at June 30, 1997                                    21
  17      Deposit Portfolio                                               22
  18      Savings Deposits Details                                        23
  19      Certificates of Deposits Maturities                             24
  20      Savings Flows                                                   25
  21      Jumbo CD Maturities                                             26
  22      Borrowings                                                      26
  23      Offices                                                         27

          SECTION II  -  MARKET AREA

  1       Demographic Trends                                              3
  2       Percent Employment by Industry                                  4
  3       Market Area Deposits                                            5
  4       Summary of Building Permits                                     6

          SECTION III - COMPARISON WITH PUBLICLY
          TRADED THRIFTS
  1       Comparatives General Characteristics                            4
  2       Key Financial Indicators                                        5
  3       Pro Forma Comparisons                                           6

FERGUSON & COMPANY
-------------------

                         TABLE OF CONTENTS - CONTINUED

                     SALIDA BUILDING AND LOAN ASSOCIATION

                               SALIDA, COLORADO

TABLE
NUMBER                         TABLE TITLE                              PAGE
------                         -----------                              ----
          SECTION IV - CORRELATION OF MARKET VALUE

  1       Appraisal Earnings Adjustments                                  2
  2       Colorado Acquisitions                                           8
  3       Recent Conversions                                             11
  4       Comparison of Pricing Ratios                                   14


FIGURE
NUMBER                         LIST OF FIGURES
------                         ---------------
                                                                        PAGE
                                                                        ----
          SECTION IV  -  CORRELATION OF MARKET VALUE

  1       SNL Index                                                      15
  2       Interest Rates                                                 16


                                 EXHIBIT TITLE
                                --------------

Exhibit I - Ferguson & Company Qualifications
Exhibit II - Selected Region, State, and Comparatives Information
Exhibit III - Salida Building and Loan Association TAFS Report
Exhibit IV - Comparative Group TAFS and BankSource Reports
Exhibit V - Selected Publicly Traded Thrifts
Exhibit VI - Comparative Group Selection
Exhibit VII - Pro Forma Calculations

        Pro Forma Assumptions
        Pro Forma Effect of Conversion Proceeds At the Minimum of the Range Pro Forma Effect of Conversion Proceeds At the Midpoint of the Range Pro Forma Effect of Conversion Proceeds At the Maximum of the Range Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range Pro Forma Analysis Sheet

                                   SECTION I
                           FINANCIAL CHARACTERISTICS

FERGUSON & COMPANY                                                   SECTION 1
------------------                                                   ---------

                                  INTRODUCTION

     Salida Building and Loan Association ("SB&LA" or "Association") is a federally chartered, federally insured mutual savings association located in Salida, Colorado. It was chartered in 1886 as the first state chartered building and loan association in Colorado. It received its federal insurance of accounts and joined the Federal Home Loan Bank system in 1937, and converted to a federal charter in 1993. In May 1997, the Board of Directors adopted a plan to convert to a stock owned savings association via a standard mutual to stock conversion. In connection with the conversion, the Association will form a holding company, High Country Bancorp, Inc., ("HCBI" or (Holding Company").

     At June 30, 1997, SB&LA had total assets of $76.3 million, loans of $63.1 million, mortgage-backed securities of $5.3 million, interest-bearing deposits in other banks of $2.4 million, deposits of $56.2 million, borrowings of $13.5 million, and net worth of $6.0 million, or 7.8% of assets.

     The Association has three offices. The main office is located in Salida and the Association has branches in Buena Vista and Leadville. Salida and Buena Vista are in Chaffee County and Leadville is in Lake County. Colorado is in the southwestern portion of the United States. SB&LA's offices are located in the western half of Colorado.

     SB&LA is a traditional thrift with a growing emphasis on loans other than 1-4 dwelling units. It invests primarily in (1) 1-4 family loans, (2) consumer and commercial loans, (3) mortgage backed securities, and (4) temporary cash investments. It is funded principally by savings deposits and borrowings.

     The Association offers a full spectrum of real estate loan products to accommodate its customer base and single family loans dominate the Association's loan portfolio. At June 30, 1997, loans on 1-4 family dwellings made up 65.0% of total assets and 76.0% of the gross loan portfolio. Consumer loans were 11.2% of the loan portfolio and commercial real estate and non-real estate loans were 12.8% of the loan portfolio. Mortgage backed securities made up 7.0% of total assets. Cash and cash equivalents made up 4.3% of SB&LA's assets at June 30, 1997.

     SB&LA had $175,000 in non-performing assets at June 30, 1997, as compared to $73,000 at June 30, 1996.

     Savings deposits increased $13.67 million during the period from June 30, 1993 to 1997, a compound annual growth rate of 7.23%. Savings increased $3.62 million (7.89%) from June 30, 1995 to 1996, and increased $6.62 million (13.35%) from June 30, 1996 to 1997. SB&LA has also relied extensively on borrowings during recent years. It had $3.00 million in borrowings at June 30, 1995, $7.15 million at June 30, 1996, and $13.52 million at June 30, 1997.

     The Association's capital to assets ratio has decreased slightly during the period of four years ending June 30, 1997. Equity capital, as a percentage of assets, has decreased from 8.64% at June 30, 1993, to 7.81% at June 30, 1997. The compound annual asset growth rate was 12.80% during the period, while the compound annual rate of growth for equity was 9.98%.

     SB&LA's profitability, as measured by return on average assets ("ROAA"), has been at the top of its peer group average of thrifts filing TFR's with the OTS, consisting of OTS supervised thrifts with assets between $50 million and $100 million. For the years ending December 31, 1994, 1995, and 1996, and the three months ending March 31, 1997, SB&LA ranked in the 88th, 74th, 33rd, and 58th percentile, respectively, in ROAA, based on information derived from the TAFS thrift database published by Sheshunoff Information Services Inc. (See
Exhibit III, page 2). In return on equity for the same periods, SB&LA ranked in the 87th, 79th, 40th, and 80th percentile, respectively.

                         I.  FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

     Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a

FERGUSON & COMPANY                                                   SECTION 1
------------------                                                   ---------


general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end. SB&LA's spread was 4.41% for the year ended June 30, 1996 and 4.19% for the year ended June 30, 1997.

     The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions. SB&LA has a much higher exposure to interest rate risk than the thrift industry in general.

FINANCIAL CONDITION OF INSTITUTION

BALANCE SHEET TRENDS

     As Table I.1 shows, SB&LA experienced healthy growth in assets during the two years ending June 30, 1997. Assets increased $21.51 million during the period. Loans increased $21.59 million, or 52.0%. Mortgage-backed securities, interest-earning cash, and investment securities combined decreased $1.69 million, or 17.9% during the period. Savings deposits increased by $10.24 million, or 22.3%. Equity increased $579 thousand, or 10.8%.

ASSET/LIABILITY MANAGEMENT

     Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of liabilities, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.3 provides asset and liability repricing gap information and table I.4 provides rate shock information at varying levels of interest rate change. The Association has significant exposure to interest rate increases, but its exposure will be reduced through the equity raised in the conversion. Notwithstanding the Association's interest rate risk position, it has maintained a healthy interest rate spread consistently in recent years. Assets have become more rate sensitive as intermediate term loans have assumed a larger percentage of the loan portfolio and a significant portion (43.85%) of the Association's deposits are in passbook and transaction accounts, which are not generally as rate sensitive as CD's.

     SB&LA's basic approach to interest rate risk management has been to emphasize shorter term loans, sell long term fixed rate loans in the secondary market, and develop a deposit portfolio of transaction accounts. SB&LA currently is not utilizing synthetic hedge instruments. It has used borrowings extensively in recent years, and at June 30, 1997, it had over $4.0 million in borrowings with maturities beyond one year. SB&LA's business plan calls for continued emphasis on shorter term and adjustable rate loans.

INCOME AND EXPENSE TRENDS

     SB&LA was profitable for each of the two fiscal years ended June 30, 1997. Fluctuations in income over the period have resulted principally from (1) changes in non-interest expense, principally the SAIF assessment of approximately $297,000 in 1997, and (2) previous service funding of $237,000 for a directors' benefit plan in 1997, (3) losses on loan sales of $56,000 in 1997 and $93,000 in 1996, and (4) higher than normal loan loss provisions. In addition, opening a new branch office in Buena Vista in early fiscal 1997, and the completion of a new office for the Leadville branch during the fiscal 1996 year, both impacted earnings. The new branch and the new office required a transfer of funds from earning assets to non-earning assets and, in addition, added to overhead costs because of additional maintenance, depreciation, insurance, taxes, utilities, and personnel costs. These additional expenses will become less relevant as the Association grows in size.

     Net interest income increased in the year ended June 30, 1997 and 1996, as compared to the prior years, principally as a result of growth.

FERGUSON & COMPANY                                                   SECTION 1
------------------                                                   ---------


REGULATORY CAPITAL REQUIREMENTS

     As Table I.5 demonstrates, SB&LA meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.

LENDING

     Table I.6 provides an analysis of the Association's loan portfolio by type of loan and security. This analysis shows that, at June 30, 1996 and 1997, SB&LA's loan composition was dominated by 1-4 family dwelling loans. Table I.7 provides information on loan maturities and repricing opportunities at June 30, 1997. The schedule shows that, at that date, approximately 56% of the portfolio was scheduled to mature in more than five years and 45% was scheduled to mature in more than ten years.

     Table I.8 provides information with respect to loan originations. It indicates that loan origination activity was extremely healthy for both 1996 and 1997, with total originations for each year in excess of 70% of the amount of net loans at the beginning of the year.

     Table I.9 provides rates, yields, and average balances for each of the two years ended June 30, 1997. Interest rates earned on interest-earning assets decreased from 8.67% in 1996 to 8.55% in 1997. Interest rates paid on interest-bearing liabilities increased from 4.27% in 1996 to 4.37% for 1997. SB&LA's spread decreased from 4.41% in 1996 to 4.19% in 1997. Net interest margin decreased 27 basis points from 4.65% in 1996 to 4.38% in 1997, as a result of the 22 basis points spread compression combined with the decline in net earning assets resulting from the investments in non-earning office premises.

     Table I.10 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended June 30, 1995 versus 1996, and June 30, 1996 versus 1997. The table shows that most of the increase in net interest income for each year resulted from volume.

NON-PERFORMING ASSETS

     As shown in Table I.11, the Association had $140,000 in loans that were over 90 days delinquent at June 30, 1997. The Association had discontinued interest accrual on these loans at June 30, 1997. As shown in Table I.12, SB&LA had $175 thousand in nonperforming assets at June 30, 1997, and $73 thousand at June 30, 1996.

CLASSIFIED ASSETS

     SB&LA had $420 thousand in classified assets at June 30, 1997. All of the classified assets were classified as substandard. The Association had a loan loss allowance of $604,000, or 143.8% of classified assets at June 30, 1997.

LOAN LOSS ALLOWANCE

     Table I.13 provides an analysis of SB&LA's loan loss allowance. Table I.14 shows the allocation of the loan loss allowance among the various loan categories as of June 30, 1996, and 1997.

MORTGAGE-BACKED SECURITIES AND INVESTMENTS

     Table I.15 provides a breakdown of investments as of June 30, 1995, 1996, and 1997. Table I.16 provides maturity information for investments as of June 30, 1997.

SAVINGS DEPOSITS

     At June 30, 1997, SB&LA's deposit portfolio was composed as follows:
Checking, NOW, and MMDA accounts--$13.933 million or 24.81%; passbook accounts-- $10.691 million or 19.04%; and certificate accounts--$31.528 million or 56.15% (see Table I.17). Table I.18 provides a break down of transaction accounts and time deposits by rate ranges as of June 30, 1995, 1996, and 1997. Table I.19 provides maturity information by rate range for time deposits as of June 30, 1997. It shows that, as of June 30, 1997, 80.28% of SB&LA's time deposits were maturing within one year and 94.00% were maturing within two years. Table I.20 provides savings flow information

FERGUSON & COMPANY                                                   SECTION 1
------------------                                                   ---------


for the years ended June 30, 1996 and 1997. It shows that the Association experienced healthy deposit growth rates for both years.

     SB&LA is not overly dependent on jumbo certificates of deposit. At June 30, 1997, the Association had $8.668 million in certificates that were issued for $100 thousand or more, or 15.44% of its total deposits (see Table I.21).

BORROWINGS

     SB&LA had $13.52 million in borrowings at June 30, 1997. Rates on the borrowings ranged from 5.81% to 8.12% and maturities extended to the year 2002 (see Table I.22).

SUBSIDIARIES

     SB&LA has no subsidiaries.

LEGAL PROCEEDINGS

     From time to time, SB&LA becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Association, no legal proceedings are in process or pending that would have a material effect on SB&LA's financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

     As in any interest sensitive industry, the future earnings capacity of SB&LA will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

     SB&LA is no exception to the aforementioned phenomenon. With its current asset and liability structure, however, its exposure to rising interest rates is significant.

     The addition of capital through the conversion will encourage SB&LA to grow. The business plan projects healthy asset growth over the three year period ending June 30, 2000. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio.

ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION

     At its current size and in its current asset configuration, SB&LA is not an efficient operation. With total assets of approximately $76.3 million at June 30, 1997, SB&LA has approximately 37 full time equivalent employees. The Association should become more efficient as growth is attained and recent office premise expansion is absorbed.

INTANGIBLE VALUES

     SB&LA's greatest intangible value lies in its loyal deposit base. SB&LA has a 111 year history of sound operations. At June 30, 1996, the Association had 21.76% of the deposit market in its area (up from 20.94% at June 30, 1994), and it has the ability to increase market share.

     SB&LA has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate. It had approximately $9.4 million in loan servicing at June 30, 1997.

EFFECT OF GOVERNMENT REGULATIONS

     SB&LA's business plan calls for a continuation of its current strategies. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Association.

FERGUSON & COMPANY                                                   SECTION 1
------------------                                                   ---------


OFFICE FACILITIES

     SB&LA's main office is a well maintained facility that the Association occupied in 1974. It is adequate for customer service and convenience, but it is not currently adequate for the Association's internal needs. Management is contemplating either adding a branch in Salida, expanding the existing main office, or acquiring another main office. Table I.23 provides information on SB&LA's offices. The two branch offices are new.

FERGUSON & COMPANY                                                SECTION 1
------------------                                                ---------

                                   TABLE I.1 - SELECTED FINANCIAL DATA
                                                                                                Compound
                                                             At June 30                          Growth
                                     -------------------------------------------------------
                                            1997         1996       1995      1994      1993      Rate
                                            ----         ----       ----      ----      ----    --------
                                                              ($000's)
SELECTED FINANCIAL CONDITION DATA:
----------------------------------
Total assets                           $  76,324    $  63,185  $  54,813 $  49,204 $  47,142      12.80%
Cash                                         895          511      1,355     1,463     2,463     -22.37%
Interest bearing deposits                  2,381        1,577        513       639     1,882       6.06%
Securities available for sale                 -           989      1,385     1,454     2,169         NM
Securities held to maturity                5,340        6,843      8,368     9,910     9,748     -13.97%
Loans receivable, net                     63,127       50,076     41,537    34,456    30,049      20.39%
Savings deposits                          56,152       49,537     45,914    43,965    42,478       7.23%
Borrowings                                13,520        7,150      3,000        -         -          NM
Equity substantially restricted            5,958        5,907      5,379     4,792     4,072       9.98%

                                                      YEAR ENDED SEPTEMBER 30,
                                       ----------------------------------------------------
                                          1997      1996        1995      1994      1993
                                          -----     ----        ----      ----      ----
                                                              ($000'S)
SELECTED OPERATIONS DATA:
-------------------------
Interest income                         $  5,764  $  4,948    $  3,911  $  3,557  $  3,858
Interest expense                           2,813     2,293       1,603     1,401     1,714
                                         --------------------------------------------------
                NET INTEREST INCOME        2,951     2,655       2,308     2,156     2,144
Provision for loan losses                    282        59          59        60        62
                                         --------------------------------------------------
          NET INTEREST INCOME AFTER
          PROVISION FOR LOAN LOSSES        2,669     2,596       2,249     2,096     2,082
                                         --------------------------------------------------
Noninterest income                           141       146         146       122       198
                                         --------------------------------------------------
                      SUB-TOTAL            2,810     2,742       2,395     2,218     2,280
                                         --------------------------------------------------
Noninterest expense:
  Compensation and benefits                1,345       868         730       626       544
  Other                                    1,410       948         771       661       725
                                       ----------------------------------------------------
  Total noninterest expense                2,755     1,816       1,501     1,287     1,269
                                       ----------------------------------------------------
            INCOME BEFORE TAXES               55       926         894       931     1,011
Income tax expense                            11       407         327       347       367
                                       ----------------------------------------------------
                     NET INCOME              $44      $519        $567      $584      $644
                                       ====================================================

SOURCE: OFFERING CIRCULAR               6

FERGUSON & COMPANY          TABLE 1.2 - OPERATING RATIOS               SECTION I
------------------                                                     ---------

                                                           AT OR FOR THE
                                                        YEARS ENDED JUNE 30,
                                                      ------------------------
                                                               1997       1996
                                                               ----       ----
PERFORMANCE RATIOS:
-------------------
Return on assets (ratio of net earnings
  to average total assets)                                    0.06%      0.86%
Return on equity (ratio of  net earnings
  to average equity)                                          0.75%      9.15%
Ratio of average interest-earning assets to
  average interest-bearing liabilities                      104.64%    106.15%
Ratio of net interest income, after provision
  for loan losses, to noninterest expense                    96.88%    142.95%
Net interest rate spread                                      4.19%      4.41%
Net yield on average interest-earning assets                  4.38%      4.65%

QUALITY RATIOS:
---------------
Non-performing loans to total loans
  at end of period                                            0.21%      0.14%
Non-performing loans to total assets                          0.18%      0.12%
Non-performing assets to total assets
  at end of period                                            0.23%      0.12%
Allowance for loan losses to non-performing
  loans at end of period                                    431.00%    563.00%
Allowance for loan losses to total loans, net                 0.96%      0.82%

CAPITAL RATIOS:
---------------
Equity to total assets at end of period                       7.81%      9.35%
Average equity to average assets                              8.32%      9.42%

OTHER DATA:
-----------
Number of full service offices                                   3          2

SOURCE: OFFERING CIRCULAR              7

FERGUSON & COMPANY                                                     SECTION I
------------------                                                     ---------

                        TABLE I.3 - INTEREST RATE SHOCK

                                             NET PORTFOLIO VALUE
                                                MARCH 31, 1997
                       ---------------------------------------------------------------
                                              ESTIMATED
                                               NPV AS A
      CHANGE              ESTIMATED             PERCENT
     IN RATES                NPV               OF ASSETS        $ CHANGE     % CHANGE
--------------------   ----------------    -----------------   ----------   ----------
                                                                ($000's)
  +400 bp              $          4,498                6.26%      (4,542)         -50%
  +300 bp                         5,679                7.75%      (3,361)         -37%
  +200 bp                         6,886                9.21%      (2,154)         -24%
  +100 bp                         8,029               10.55%      (1,011)         -11%
     0 bp                         9,040               11.68%         -             -
 --100 bp                         9,769               12.46%         729            8%
 --200 bp                         9,997               12.67%         957           11%
 --300 bp                        10,092               12.73%       1,052           12%
 --400 bp                        10,314               12.92%       1,274           14%

SOURCE:  OFFICE OF THRIFT SUPERVISION, RISK MANAGEMENT DIVISION

FERGUSON & COMPANY                                                    SECTION I
------------------                                                    ---------


                                            TABLE I.4 - INTEREST RATE SENSITIVITY ANALYSIS

                                                                          AT JUNE 30, 1997
                                           -------------------------------------------------------------------------------------
                                                         Over Three   Over One   Over Three   Over Five
                                           Three Months  Months to    to Three    to Five      to Ten     Over Ten
                                             or Less      One Year     Years       Years        Years       Years      Total
                                           -------------------------------------------------------------------------------------
                                                                                 ($000's)
INTEREST-EARNING ASSETS:
-----------------------
Mortgage loans                               $ 4,934      $8,340      $1,322      $2,222       $6,929      $28,783      $52,530
Commercial loans                               1,435       1,543         600       1,127          250            -        4,955
Consumer loans                                   229         941       2,022       3,214          244            -        6,650
Interest-bearing deposits                      2,381           -           -           -            -            -        2,381
FHLB stock                                         -           -           -           -            -          989          989
Mortgage-backed securities                     1,887       3,184         261           -            -            8        5,340
                                             ----------------------------------------------------------------------------------
Total interest-earning assets                $10,866     $14,008      $4,205      $6,563       $7,423      $29,780      $72,845
                                             ==================================================================================

INTEREST-BEARING LIABILITIES:
----------------------------
NOW accounts                                 $ 8,225    $      -    $      -      $    -       $    -            -       $8,225
Money market deposit accounts                  3,347           -           -           -            -            -        3,347
Savings accounts                              10,691           -           -           -            -            -       10,691
Certificates of deposit                        7,749      17,561       5,394         773           51            -       31,528
FHLB advances                                  2,000       7,630       3,760         130            -            -       13,520
                                            -----------------------------------------------------------------------------------
                                             $32,012    $ 25,191    $  9,154      $  903       $   51      $     -      $67,311
                                            ===================================================================================

Interest-earning assets less
  interest-bearing liabilities              $(21,146)   $(11,183)   $ (4,949)   $  5,660       $7,372      $29,780
                                            ======================================================================

Cumulative interest-rate sensitivity gap    $(21,146)   $(32,329)   $(37,278)   $(31,618)    $(24,246)     $ 5,534
                                            ======================================================================

Cumulative interest-rate sensitivity gap
  as a percentage of interest-earning assets  -29.03%     -44.38%     -51.17%     -43.40%      -33.28%        7.60%
                                            =======================================================================

Cumulative ratio of interest earning
  assets to interest-bearing liabilities       33.94%      43.48%      43.82%      52.99%       63.98%      108.22%
                                            =======================================================================

Cumulative interest rate sensitivity gap
  as a percent of total assets                -27.71%     -42.36%     -48.84%     -41.43%      -31.77%        7.25%
                                            =======================================================================

SOURCE: OFFERING CIRCULAR                   9

FERGUSON & COMPANY                                                     SECTION I
------------------                                                     ---------

                   TABLE I.5 - REGULATORY CAPITAL COMPLIANCE

                                             Percent of
                                     Amount    Assets
                                    -------------------
                                         ($000's)
Tangible capital                     $5,955      7.80%
Tangible capital requirement          1,145      1.50%
                                    ------------------
Excess (deficit)                     $4,810      6.30%
                                    ==================

Core capital                         $5,955      7.80%
Core capital requirement              2,290      3.00%
                                    ------------------
Excess (deficit)                     $3,665      4.80%
                                    ==================

Risk-based capital                   $6,550     13.76%
Risk-based capital requirement        3,809      8.00%
                                    ------------------
Excess (deficit)                     $2,741      5.76%
                                    ==================

SOURCE: OFFERING CIRCULAR              10

FERGUSON & COMPANY        TABLE I.6 - LOAN PORTFOLIO COMPOSITION       SECTION I
------------------                                                     ---------

                                                  AT JUNE 30,
                                 ---------------------------------------------
                                           1997                   1996
                                 ---------------------- ----------------------
                                  Amount      Percent    Amount      Percent
                                  ------      -------    ------      -------
                                                   ($000'S)
 MORTGAGE LOANS:
  1-4 family                      49,602         76.00%  41,248         79.17%
  Commercial                       1,644          2.52%   1,381          2.65%
  Land development                 2,390          3.66%   1,500          2.88%
                                 ---------------------- ----------------------
        Total mortgage loans      53,636         82.19%  44,129         84.70%
                                 ---------------------- ----------------------
Consumer loans                     6,476          9.92%   4,770          9.16%
Loans on savings accounts            765          1.17%     824          1.58%
Commercial loans                   4,287          6.57%   2,285          4.39%
Other loans                           98          0.15%      92          0.18%
                                 ---------------------- ----------------------
TOTAL LOANS                       65,262        100.00%  52,100        100.00%
                                 ---------------------- ----------------------

Less:
  Undisbursed loans in process     1,123                  1,247
  Deferred fees and discounts        408                    366
  Allowance for losses               604                    411
                                 -------                -------
LOAN PORTFOLIO, NET               63,127                 50,076
                                 =======                =======

SOURCE: OFFERING CIRCULAR                11

FERGUSON & COMPANY              TABLE I.7 - LOAN MATURITIES            SECTION I
------------------              ---------------------------            ---------

The following table sets forth certain information at June 30, 1997, regarding the amount of loans maturing in the loan portfolio, based on contractual terms to maturity.

                                     3 to 12         1 to 3         3 to 5         5 to 10          Over
                      3 Months        Months         Years          Years           Years         10 Years        Total
                    ------------   ------------   ------------   ------------    ------------   ------------   ------------
                                                                   ($000,s)
Mortgage loans       $    4,934     $    8,340     $    1,322     $    2,222      $    6,929     $   28,783     $   52,530
Commercial loans          1,435          1,543            600          1,127             250                         4,955
Consumer loans              229            941          2,022          3,214             244                         6,650
                    ------------   ------------   ------------   ------------    ------------   ------------   ------------
         Total       $    6,598     $   10,824     $    3,944     $    6,563      $    7,423     $   28,783     $   64,135
                    ============   ============   ============   ============    ============   ============   ============

FERGUSON & COMPANY                                                  SECTION I
------------------                                                  ---------


        Table I.8 - Loan Origination, Purchase, and Repayment Activity

                                                          For the Year Ended June 30,
                                                         ----------------------------
                                                            1997           1996
                                                                   ($000's)
Net loans, beginning of period                               $50,076       $41,537

ORIGINATIONS BY TYPE:
Mortgage loans:
    1-4 family                                                19,174        18,973
    Commercial                                                   981         1,898
    Land development                                           1,813         1,641
Consumer loans                                                 9,179         6,323
Loans on savings accounts                                        604           694
Commercial loans                                               4,669         2,906
                                                         ----------------------------
     Total loans originated                                   36,420        32,435
                                                         ----------------------------

LOANS SOLD                                                     3,968         3,398
                                                         ----------------------------

REPAYMENTS:                                                   19,636        20,525
                                                         ----------------------------

DECREASE (INCREASE) IN OTHER ITEMS, NET:                         235           (27)
                                                         ----------------------------

   Net increase (decrease) in loans receivable, net           13,051         8,539
                                                         ----------------------------

Net loans, end of period                                     $63,127       $50,076
                                                         ============== =============

SOURCE: OFFERING CIRCULAR                      13

FERGUSON & COMPANY     TABLE I.9-AVERAGE BALANCES, RATES, AND YIELDS  SECTION I
------------------                                                    ---------

                                                                         Year Ended June 30,
                                                  -----------------------------------------------------------------------
                                                               1997                                 1996
                                                  --------------------------------    ---------------------------------
                                                    Average   Interest                   Average   Interest
                                                  Outstanding Earned/  Average         Outstanding Earned/  Average
                                                    Balance     Paid   Yield/Rate        Balance     Paid   Yield/Rate
                                                  --------------------------------     --------------------------------
                                                                               ($000's)
INTEREST/DIVIDEND-EARNING ASSETS:
--------------------------------
Interest-bearing deposits                          $   1,398   $    84    6.01%        $      543   $    41    7.55%
Investments                                            7,234       431    5.96%             9,081       581    6.40%
Loans                                                 58,752     5,249    8.93%            47,442     4,326    9.12%
                                                  -----------------------------        -----------------------------
Total interest\dividend-earning assets                67,384    $5,764    8.55%            57,066   $ 4,948    8.67%
                                                              =================                    =================
Non-interest earning assets                            3,845                                3,120
                                                  ----------                           ----------
Total assets                                       $  71,229                           $   60,186
                                                  ==========                           ==========
INTEREST-BEARING LIABILITIES:
----------------------------
Savings deposits                                   $  53,890     2,179    4.04%        $   48,451   $ 1,967    4.06%
FHLB advances                                         10,508       634    6.03%             5,308       326    6.14%
                                                  -----------------------------        -----------------------------
Total interest-bearing liabilities                    64,398    $2,813    4.37%            53,759   $ 2,293    4.27%
                                                              =================                    =================
Non-interest bearing liabilities                         908                                  760
                                                  -----------                          -----------
Total liabilities                                     65,306                               54,519
                                                  -----------                          -----------
Equity                                                 5,923                                5,667
                                                  -----------                          -----------
Total liabilities and equity                       $  71,229                           $   60,186
                                                  ===========                          ===========

Net interest\dividend income                                    $2,951                              $ 2,655
                                                              =========                            =========
Net interest\dividend rate spread  (1)                                    4.19%                                4.41%
                                                                        =======                              =======
Net interest\dividend earnings assets              $   2,986                           $    3,307
                                                  ===========                          ===========
Net interest\dividend margin  (2)                                         4.38%                                4.65%
                                                                        =======                              =======
Average interest\dividend-earning assets to
 average interest-bearing liabilities                           104.64%                              106.15%
                                                              =========                            =========

(1) Net interest rate spread represents the difference between the average yield on interest-earning assets and the average rate on interest-bearing liabilities.

(2) Net interest margin represents net interest income divided by average interest-earning assets.

SOURCE: OFFERING CIRCULAR           14

FERGUSON & COMPANY          TABLE I.10 - RATE/VOLUME ANALYSIS          SECTION I
------------------                                                     ---------

                                                                          Year Ended June 30,
                                             ----------------------------------------------------------------------------------
                                                         1997 vs. 1996                            1996 vs. 1995
                                             ---------------------------------------- -----------------------------------------
                                                           Increase                                  Increase
                                                          (Decrease)                                (Decrease)
                                                            Due to           Total                    Due to          Total
                                             ------------------------------            ------------------------------
                                                                   Rate/    Increase                         Rate/   Increase
                                             Volume   Rate        Volume   (Decrease) Volume     Rate      Volume   (Decrease)
                                             ------   ----        ------   ---------  ------     ----     -------   ---------
                                                                                 ($000's)
INTEREST-EARNING ASSETS:
Interest-bearing deposits                       $66     $(8)         $(13)      $45      $(8)   $   -       $    -        $(8)
Investments                                    (118)    (40)            8      (150)     (82)      81          (12)       (13)
Loans                                         1,033     (90)          (21)      922      837      176           45      1,058
                                             ---------------------------------------- -----------------------------------------

     Total interest-earning assets              981    (138)          (26)      817      747      257           33      1,037
                                             ---------------------------------------- -----------------------------------------

INTEREST-BEARING LIABILITIES:
Deposits                                        221      (9)           (1)      211      125      282           23        430
FHLB advances                                   321      (6)           (5)      310      273       (3)         (11)       259
                                             ---------------------------------------- -----------------------------------------

    Total interest - bearing liabilities        542     (15)           (6)      521      398      279           12        689
                                             ---------------------------------------- -----------------------------------------

    Increase (decrease) in
       net interest income                     $439   $(123)         $(20)     $296     $349     $(22)         $21       $348
                                             ======================================== =========================================

SOURCE: OFFERING CIRCULAR             15

FERGUSON & COMPANY                                                 SECTION I
------------------                                                 ---------

               TABLE I.11 - LOAN DELINQUENCIES AT JUNE 30, 1997

                            1997                  1996
                     ---------------------- --------------------
                               Percent                Percent
                               of Gross               of Gross
                     Amount     Loans       Amount     Loans
                     ------     -----       ------     -----
                                    ($000'S)
Mortgage loans      $  -       0.00%        $  -       0.00%
Non-residential        -       0.00%           -       0.00%
Consumer loans         136     0.21%           73      0.14%
Commercial loans         4     0.00%           -       0.00%
Other loans            -       0.00%           -       0.00%
                    --------------------   ---------------------

          Total     $  140     0.21%        $  73      0.14%
                    ====================   =====================


SOURCE: OFFERING CIRCULAR              16

FERGUSON & COMPANY                                                  SECTION I
------------------                                                  ---------

                      TABLE I.12 - NON-PERFORMING ASSETS

The table below sets forth the amounts and categories of non-performing assets. Loans are placed on non-accrual status when the collection of principal or interest becomes doubtful.

                                                         JUNE 30,
                                              ---------------------------
                                                  1997            1996
                                                  ----            ----
                                                        ($000'S)
Non-accruing loans:
Real estate:
  One- to four-family                              -                -
  Multi-family                                     -                -
  Non-residential                                  -                -
  Construction                                     -                -
Consumer                                           136              73
Commercial                                           4              -
Other                                              -                -
                                              ---------------------------
     Total                                         140              73
                                              ---------------------------

Accruing loans delinquent 90 days or more:
Real estate:
  One- to four-family                              -                -
  Multi-family                                     -                -
  Non-residential                                  -                -
  Construction                                     -                -
Consumer                                           -                -
Commercial                                         -                -
Other                                              -                -
                                              ---------------------------
     Total                                         -                -
                                              ---------------------------
           Total non-performing loans              140              73
                                              ---------------------------

Repossessed assets                                  35              -
                                              ---------------------------

Total non-performing assets                        175              73
                                              ===========================

Total non-performing loans as a
  percentage of total net loans                   0.22%           0.15%
                                              ===========================

Total non-performing assets as a
  percentage of total assets                      0.23%           0.12%
                                              ===========================

SOURCE: OFFERING CIRCULAR                  17

FERGUSON & COMPANY                                                     SECTION I
------------------                                                     ---------

            TABLE I.13 - ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

                                                    YEAR ENDED JUNE 30,
                                                    -------------------
                                                       1997      1996
                                                       ----      ----
                                                          ($000's)

Balance at beginning of period                       $   411   $   405
                                                    --------- ---------

Charge-offs:
One- to four-family                                      (32)      (26)
Multi-family                                             -         -
Non-residential                                          -         -
Construction                                             -         -
Consumer                                                 (64)      (27)
Commercial                                               -         -
Other                                                    -         -
                                                    --------- ---------
                                                         (96)      (53)
                                                    --------- ---------

Recoveries:                                                7       -
                                                    --------- ---------

Net (charge-offs)                                        (89)      (53)
                                                    --------- ---------
Additions charged to operations                          282        59
                                                    --------- ---------
Balance at end of period                             $   604   $   411
                                                    ========= =========

Allowance for loan losses to total
  non-performing loans at end of period               431.00%   563.00%
                                                    ========= =========

Allowance for loan losses to net
  loans at end of period                                0.96%     0.82%
                                                    ========= =========

SOURCE: OFFERING CIRCULAR               18

FERGUSON & COMPANY                                                     SECTION I
------------------                                                     ---------

             TABLE I.14 - ALLOCATION OF ALLOWANCE FOR LOAN LOSSES

                                                      AT JUNE 30,
                                    ------------------------------------------------
                                              1997                     1996
                                    -----------------------  -----------------------
                                                  Percent                   Percent
                                                  of Loans                  of Loans
                                                   in Each                   in Each
                                     Amount of    Category     Amount of    Category
                                     Loan Loss    to Gross     Loan Loss    to Gross
                                     Allowance      Loans      Allowance      Loans
                                     ---------      -----      ---------      -----
                                                       ($000's)
Mortgage Loans
   Residential                        $   203       76.00%      $   203       77.84%
   Commercial                               7        2.52%            7        4.02%
   Land                                   100        3.66%            0        0.00%
Consumer Loans                            294       17.82%          201       15.26%
                                    ----------------------    ----------------------

                                      $   604      100.00%      $   411      100.00%
                                    ======================    ======================

SOURCE: OFFERING CIRCULAR               19

FERGUSON & COMPANY                                              SECTION 1
------------------                                              ---------

                      TABLE I.15 - INVESTMENT SECURITIES

                                                    At June 30,
                                          -------------------------------
                                             1997     1996       1995
                                          --------- --------- -----------
                                                     ($000's)
U.S. Treasury securities                  $     -   $    989  $      974
Interest-bearing deposits                   2,381      1,577         513
Mortgage-backed securities                  5,340      6,843       8,368
Federal Home Loan Bank stock                  988        564         411
                                          --------- --------- -----------

                                  TOTAL    $8,709   $  9,973 $    10,266
                                          ========= ========= ===========

SOURCE: OFFERING CIRCULAR           20

FERGUSON & COMPANY                                                     SECTION I
------------------                                                     ---------

                                              TABLE I.16 - INVESTMENTS AT JUNE 30, 1997

                                              MATURITY PERIOD AT JUNE 30, 1997
                               ------------------------------------ ------------------  ---------------
                               One Year or Less   One to Five Years   Over Five Years        Total
                               ----------------- ------------------ ------------------  ---------------

                                 Book             Book             Book               Book
                                 Value    Yield   Value    Yield   Value   Yield      Value   Yield
                                 -----    -----   -----    -----   -----   -----      -----   -----
                                                               ($000's)
Interest-bearing deposits       $2,381   5.50%   $    -           $    -             $2,381    5.50%
Mortgage-backed securities         460   6.77%    1,340    6.77%   3,540    6.77%     5,340    6.77%
FHLB stock                           -                -              988    6.68%       988    6.68%

                                -------  -----  -------   ------ -------   ------    ------    -----
Total investment securities     $2,841   5.71%   $1,340    6.77%  $4,528    6.76%    $8,709    6.41%
                                =======  =====  =======   ====== =======   ======    ======    =====

SOURCE: OFFERING CIRCULAR             21

FERGUSON & COMPANY                                                     SECTION I
------------------                                                     ---------


                        TABLE I.17 - DEPOSIT PORTFOLIO

                                                                        Balance       Percent
                                                          Interest      June 30,        of
Category                                    Term          Rate (1)        1997        Deposits
--------                                    ----          --------        ----        --------
                                                                        ($000's)
                                                                         ------
SAVINGS AND TRANSACTIONS ACCOUNTS
---------------------------------
Now accounts                                   None           1.67%      $    8,225         14.65%
Passbook accounts                              None           2.97%          10,691         19.04%
Demand                                         None           0.00%           2,361          4.20%
Money market accounts                          None           2.93%           3,347          5.96%
                                                                        ------------     -----------
                                                                             24,624         43.85%
                                                                        ------------     -----------
CERTIFICATES OF DEPOSIT
---------------------------------
FIXED TERM, FIXED RATE                       3 months         3.70%             187          0.33%
Fixed term, fixed rate                       6 months         5.16%           4,039          7.19%
Fixed term, fixed rate                       9 months         5.19%           1,586          2.82%
Fixed term, fixed rate                      10 months         5.45%           3,963          7.06%
Fixed term, fixed rate                      12 months         5.78%           7,958         14.17%
Fixed term, fixed rate                      15 months         5.53%           2,893          5.15%
Fixed term, fixed rate                      18 months         5.38%           4,590          8.17%
Fixed term, fixed rate                      24 months         6.37%             536          1.07%
Fixed term, fixed rate                      30 months         5.64%           2,295          4.09%
Fixed term, fixed rate                      36 months         6.40%             306          0.54%
Fixed term, fixed rate                      48 months         5.88%           2,458          4.38%
Other                                                         7.20%             717          1.28%
                                                                        ------------     -----------
          TOTAL CERTIFICATES OF DEPOSIT                                      31,528         56.15%
                                                                        ------------     -----------

                TOTAL SAVINGS DEPOSITS                                   $   56,152        100.00%
                                                                        ============     ===========

(1)  Indicates weighted average interest rate at June 30, 1997.

SOURCE: OFFERING CIRCULAR             22

FERGUSON & COMPANY                                                    SECTION I
------------------                                                    ---------

                     Table I.18 - Savings Deposits Detail

                                                                  At June 30,
                                       --------------------------------------------------------------------
                                                1997                   1996                   1995
                                       ---------------------- ---------------------- ----------------------
                                                   Percent of             Percent of             Percent of
                                          Amount     Total       Amount     Total        Amount     Total
                                          ------     -----       ------     -----        ------     -----
                                                                      ($000's)
Transactions and Savings Deposits:
---------------------------------
  NOW and money market accounts          $13,933      24.81%    $10,938      22.08%      $6,277     13.67%
  Passbook accounts                       10,691      19.04%      9,975      20.14%      14,442     31.46%
                                       ---------------------- ---------------------- ----------------------

Total transaction accounts                24,624      43.85%     20,913      42.22%      20,719     45.13%
                                       ---------------------- ---------------------- ----------------------

Certificates:
------------
  3.00 - 4.00                                187       0.33%        906       1.83%       3,631      7.91%
  4.01 - 5.00%                             3,156       5.62%      5,948      12.01%       8,362     18.21%
  5.01 - 6.00%                            22,629      40.30%     17,788      35.91%       6,010     13.09%
  6.01 - 7.00                              4,946       8.81%      3,111       6.28%       6,215     13.54%
  Over 7.00%                                 610       1.09%        871       1.76%         976      2.13%
                                       ---------------------- ---------------------- ----------------------

Total certificates                        31,528      56.15%     28,624      57.78%      25,194     54.87%
                                       ---------------------- ---------------------- ----------------------

Total deposits                           $56,152     100.00%    $49,537     100.00%     $45,913    100.00%
                                       ====================== ====================== ======================

SOURCE:  OFFERING CIRCULAR                        23

FERGUSON & COMPANY   TABLE I.19 - CERTIFICATES OF DEPOSIT MATURITIES   SECTION I
------------------                                                     ---------

The table below provides CD maturities at June 30, 1997, by year in rate ranges.

                                  3.00 -    4.01-      5.01-     OVER              PERCENT
                                  4.00%     5.00%      7.00%    7.00%     TOTAL    OF TOTAL
                                  -----     -----      -----    -----     -----    --------
                                                          ($000's)
Certificates maturing in:

One year                        $  187   $  2,996   $ 18,468  $  3,659  $ 25,310     80.28%
One to two years                   -          161      3,123     1,042     4,326     13.72%
Two to three years                 -          -          768       300     1,068      3.39%
Over three years                   -          -          604       220       824      2.61%
                                -----------------------------------------------------------

             Total              $  187   $  3,157   $ 22,963  $  5,221  $ 31,528    100.00%
                                ===========================================================

        Percent of total          0.59%     10.01%     72.83%    16.56%   100.00%
                                =================================================

SOURCE: OFFERING CIRCULAR               24

FERGUSON & COMPANY                                                     SECTION I
------------------                                                     ---------

              TABLE I.20 - SAVINGS FLOWS


The following table sets forth the savings flows for the periods indicated.

                                  YEAR ENDED JUNE 30,
                                -----------------------
                                    1997        1996
                                    ----        ----
                                      ($000's)

Opening balance                  $ 49,537     $ 45,914
Net increase (decrease)
  before interest credited          4,797        2,026
Interest credited                   1,818        1,597
                                ----------   ----------

Ending Balance                   $ 56,152     $ 49,537
                                ==========   ==========

Net increase (decrease)          $  6,615     $  3,623
                                ==========   ==========

Percent increase (decrease)         13.35%        7.89%
                                ==========   ==========

SOURCE: OFFERING CIRCULAR              25

FERGUSON & COMPANY                                                   Section I
------------------                                                   ---------
                        TABLE I.21-JUMBO CD MATURITIES

JUMBO CERTIFICATES OF DEPOSIT
  MATURING IN PERIOD ENDING:                     Amount
-----------------------------------          -----------
                                               ($000's)
Within three months or less                       $2,562
Three through six months                           2,411
Six through twelve months                          2,347
Over 12 months                                     1,348
                                              -----------

Total                                             $8,668
                                               ==========

                            TABLE I.22 - BORROWINGS

                                                                 Rate
                                                 Amount         Range
                                              ------------------------
                                               ($000's)
Due within one year                                9,500     6.40-8.12%
Due within one to two years                        3,000     5.18-6.72%
Due within two to three years                        500          6.79%
Due within three to five years                       520          6.80%
                                               ---------
                                                  13,520
                                               =========

SOURCE: OFFERING CIRCULAR               26

FERGUSON & COMPANY                                                 SECTION I
------------------                                                 ---------

                              TABLE I.23 - OFFICES

                            Net Book      Year     Owned or     Square
Physical address            Value (1)   Occupied    Leased      Footage
----------------            ---------   --------   --------     -------
                            ($000's)
130 West 2nd                  $763          1974      Owned      10,750
Salida, Colorado
Main Office

600 Harrison                  $805          1996      Owned       3,800
Leadville, Colorado
Branch Office

713 East Main                 $480          1996      Owned       2,400
Buena Vista, Colorado
Branch Office

(1) Cost less accumulated depreciation and amortization.


SOURCE: OFFERING CIRCULAR              27

                                  SECTION II
                                  MARKET AREA

FERGUSON & COMPANY                                                   SECTION II
------------------                                                   ----------

                               II. MARKET AREA

DEMOGRAPHICS

     Salida Building and Loan Association ("SB&LA" or "Association") conducts its operations through three offices located in Chaffee County (Salida and Buena Vista) and Lake County (Leadville), Colorado. Colorado is in the southwestern region of the United States. Chaffee County and Lake County are in the western half of Colorado.

     SB&LA has determined that its principal trade area is the two counties in which its offices are located--Chaffee and Lake. Table II.1 presents historical and projected trends for the United States, Colorado, Lake County, Chaffee County, and zip codes 81201 (Salida), 80461 (Leadville), and 81211 (Buena Vista), which include the Association's home office and branches, respectively. The information addresses population, income, employment, and housing trends.

     As indicated in Table II.1, population growth rates for Chaffee County and the State of Colorado are well above the United States rate. Growth rates for Chaffee County and Colorado are close, with Chaffee County having a slight edge. Household income growth for Chaffee County is projected to be above that of the State of Colorado and the United States for the period 1996 to 2001. Population growth rates for Lake County are slightly below the United States and well below Colorado and Chaffee County. Projected household income growth for Lake County is flat, but well above that of the United States, and below Colorado and Chaffee County.

     In the period from 1990 until 1996, the population of the State of Colorado grew 16.49%. During the same period, the Chaffee County population increased 17.60%, Lake county population increased 6.18%, and the United States population increased 6.67%. The population of zip code 81201 increased 22.36%, 81211 grew 17.41%, and the population of zip code 80461 increased 6.49% from 1990 to 1996. Projections of population growth from 1996 through 2001 indicate that the State of Colorado will increase 11.33%, Chaffee County is projected to increase by 11.97%, Lake County is projected to increase by 4.64%, and the United States population is projected to increase by 5.09%. The population of zip code 81201 is projected to increase 14.81%, 81211 is projected to grow 11.62%, and the population of zip code 80461 is projected to increase 4.79% from 1996 to 2001.

     Household income is projected to increase by 5.78% for Chaffee County and decrease by .24% for Lake County from 1996 to 2001. For the same period, household income is projected to increase by 2.89% for the State of Colorado and decline by 3.88% for the United States. Per capita and household income levels for the State of Colorado are slightly higher than those of the United States, but per capita and household income levels for Chaffee County, Lake County, and zip codes 80461, 81201, and 81211 are well below both the State of Colorado and the United States.

     The 2001 estimate shows that, for Chaffee County, households with incomes less than $15,000 are expected to be 25%; those with incomes between $15,000 and $25,000 are estimated at 23%; those with incomes between $25,000 and $50,000 are estimated at 35%; those with incomes between $50,000 and $100,000 are estimated at 15%; and households with incomes in excess of $100,000 are projected to be 3%. The 2001 estimates for Lake County are projected to be 15%, 22%, 37%, 23%, and 3%, respectively. The 2001 estimates for Colorado are 17%, 15%, 35%, 26%, and 7%, respectively.

     The number of households in Chaffee County is projected to increase by 12.93% from 1996 to 2001, above the projection for the State of Colorado which calls for an increase of 11.00% and well above the projected growth rate for the United States at 5.14%. The number of households in Lake County is projected to increase 4.63% from 1996 to 2001, well below Chaffee County and the State of Colorado, but in line with the United States.

     With projections of healthy growth in population and number of households, combined with projections of a growing household income, the market for housing units will be good. Chaffee County has approximately 6,500 housing units, of which 52.53% are owner occupied, and a vacancy rate of 25.95%. Lake County has approximately 3,500 housing units, of which 43.49% are owner occupied, and a vacancy rate of 32.46%.

FERGUSON & COMPANY                                                   SECTION II
------------------                                                   ----------

     The principal sources of employment in Chaffee County are services--27.2%; trade--25.4%; and public administration--24.1%. The principal sources of employment in Lake County are services--29.5%; trade--21.0%; and public administration--25.5%.

     Analysis of the data presented above presents a picture of healthy economic opportunity, suggesting that SB&LA's growth opportunities within its current market area will be good.

     Based on information publicly available on deposits as of June 30, 1996 (see Table II.3), Chaffee and Lake Counties had $233.8 million in deposits and SB&LA had 21.76% of the deposit market, up from 19.82% at June 30, 1995 and also up from 20.94% of the market at June 30, 1994. SB&LA's recent deposit growth rate has been good, slightly better than the overall market. SB&LA's competition consists of six commercial bank offices, two credit union offices, and one thrift office. SB&LA's growth has occurred as a result of SB&LA providing superior service, building a new branch office in Leadville, and opening a new office in Buena Vista. Table II.3 shows that from June 30, 1994 to 1996, SB&LA's deposits increased by $6.89 million (15.7%) while the overall market gained $23.79 million in deposits (11.3%). SB&LA's business plan projects that its deposits will grow at a healthy pace during the business plan period.

     Building permit information (See Table II.4) coupled with high projected population, household, and household income growth rates in SB&LA's market area portend a healthy level of building. SB&LA has limited competition from other financial institutions for the residential loan opportunities.

     Growth opportunities for SB&LA can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of SB&LA, we must also assess the willingness and flexibility of management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of management affects the valuation of the Association. Management has demonstrated its flexibility through the change in operations in recent years from a traditional thrift to a hybrid thrift/commercial bank operation. SB&LA has retained the traditional residential lending and it has expanded its portfolio to include increasing amounts of consumer loans, commercial non-real estate loans, and commercial real estate loans. It has expanded its deposit products and now has over $2.0 million in interest free checking accounts. It built a new office for its Leadville branch in fiscal 1996, and it opened a new branch in Buena Vista in fiscal 1997. Management has positioned the Association to serve all facets of the market.

FERGUSON & COMPANY                                                    SECTION II
------------------                                                    ----------

                        TABLE II.1 - DEMOGRAPHIC TRENDS

                            KEY ECONOMIC INDICATORS

=================================================================================================================================
                                             UNITED                         LAKE      CHAFFEE  ZIP CODE   ZIP CODE     ZIP CODE
          KEY ECONOMIC INDICATOR             STATES         COLORADO       COUNTY      COUNTY  80461 (1)  81201 (2)   81211 (3)
---------------------------------------------------------------------------------------------------------------------------------
    Total Population, 2001 Est.            278,802,003      4,272,336       6,674      16,703      6,187     10,754       6,841
      1996 - 2001 Percent Change, Est.            5.09          11.33        4.64       11.97       4.79      14.81       11.62
    Total Population, 1996 Est.            265,294,885      3,837,552       6,378      14,917      5,904      9,367       6,129
      1990 - 96 Percent Change, Est.              6.67          16.49        6.18       17.60       6.49      22.36       17.41
    Total Population, 1990                 248,709,873      3,294,394       6,007      12,684      5,544      7,655       5,220
---------------------------------------------------------------------------------------------------------------------------------

    Household Income, 2001 Est.                 33,189         37,521      30,478      27,464     30,535     26,244      30,458
      1996 - 2001 Percent Change, Est.           (3.88)          2.89       (0.24)       5.78      (0.13)      4.80        7.36
    Household Income, 1996 Est.                 34,530         36,468      30,551      25,963     30,576     25,041      28,370

---------------------------------------------------------------------------------------------------------------------------------
    Per Capita Income, 1990                     16,738         18,076      14,746      13,566     14,747     13,343      10,824
---------------------------------------------------------------------------------------------------------------------------------

    Household Inc. Dist.-2001 Est. (%)
      $15,000 and less                              20             17          15          25         15         26          21
      $15,000 - $25,000                             16             15          22          23         22         24          22
      $25,000 - $50,000                             34             35          37          35         37         35          38
      $50,000 - $100,000                            24             26          23          15         23         13          17
      $100,000 - $150,000                            4              5           3           2          3          2           2
      $150,000 and over                              2              2           0           1          0          1           0
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    Unemployment rate, 1990                       6.24           4.12        6.73        7.41       6.51       7.05        4.58
---------------------------------------------------------------------------------------------------------------------------------

    Median Age of Population, 1996 Est.           34.3           34.1        33.2        39.5       33.4       42.0        36.8
    Median Age of Population, 1990                32.9           32.5        31.2        37.1       31.5       40.2        33.7
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    Average Housing Value, 1990                 79,098         91,930      52,487      70,203     51,694     65,674      77,353
---------------------------------------------------------------------------------------------------------------------------------

    Total Households, 2001 Est.            103,293,062      1,646,503       2,643       6,523      2,461      4,570       2,325
      1996 - 2001 Percent Change, Est.            5.14          11.00        4.63       12.93       4.77      14.85       13.80
    Total Households, 1996                  98,239,161      1,483,326       2,526       5,776      2,349      3,979       2,043
      1990 - 96 Percent Change, Est.              6.84          15.66        6.05       19.14       6.39      22.36       21.25
    Total Households, 1990                  91,947,410      1,282,489       2,382       4,848      2,208      3,252       1,685
---------------------------------------------------------------------------------------------------------------------------------

    Total Housing Units, 1990              101,641,260      1,696,270       3,527       6,547      3,192      3,965       2,704
      % Vacant                                   10.07          14.14       32.46       25.95      31.01      20.10       37.68
      % Occupied                                 89.93          85.86       67.54       74.05      69.99      79.90       62.32
         % By Owner                              57.78          54.25       43.49       52.53      44.36      55.84       45.93
         % By Renter                             32.15          31.61       24.04       21.52      25.63      24.06       16.38
=================================================================================================================================

(1) Leadville; (2) Salida; and (3) Buena Vista
SOURCE:  SCAN/US, INC.

FERGUSON & COMPANY                                                    SECTION II
------------------                                                    ----------

                  TABLE 11.2 - PERCENT EMPLOYMENT BY INDUSTRY

                                    UNITED                CHAFFEE     LAKE
            INDUSTRY                STATES    COLORADO    COUNTY     COUNTY
=================================  ========  ==========  =========  ========
  Construction/Agriculture/Mini        9.5         9.9        8.1      14.8

  Manufacturing                       17.7         8.8        6.1       1.5

  Transportation/Utilities             7.1         5.2        3.1       2.6

  Trade                               21.2        21.9       25.4      21.0

  Finance/Insurance                    6.9         8.1        6.0       5.1

  Services                            32.7        30.7       27.2      29.5

  Public Administration                4.8        15.4       24.1      25.5

SOURCE: STATE OF COLORADO ESC.

FERGUSON & COMPANY                                               SECTION II
------------------                                               ----------

                       TABLE II.3 - MARKET AREA DEPOSITS

----------------------------------------------------------------------------------------


                                             1996            1995            1994
                                        --------------- --------------- -------------
                                                         (in Thousands)
     LAKE AND CHAFFEE COUNTY DEPOSITS

     TOTAL SALIDA BUILDING AND LOAN      $    50,884       $  46,779       $  43,996
                                        -------------    ------------    ------------
            Number of Branches                     2               2               2

     OTHER THRIFTS                            24,192          42,977          36,770
                                        -------------    ------------    ------------
            Number                                 1               1               1
            Number of branches                     1               1               1

     TOTAL THRIFTS                            75,076          89,756          80,766
                                        -------------    ------------    ------------
            Number                                 2               2               2
            Number of branches                     3               3               3

     TOTAL BANK DEPOSITS                 $   155,754       $ 143,477       $ 126,372
                                        -------------    ------------    ------------
            Number                                 5               5               5
            Number of Branches                     6               5               5

     TOTAL CREDIT UNION DEPOSITS         $     3,019       $   2,792       $   2,918
                                        -------------    ------------    ------------
            Number                                 2               2               2
            Number of Branches                     2               2               2

     TOTAL DEPOSITS                      $   233,849       $ 236,025       $ 210,056
                                        =============    ============    ============

            PERCENT OF DEPOSITS HELD BY
             SALIDA BUILDING AND LOAN          21.76%          19.82%          20.94%
                                        =============    ============    ============

-----------------------------------------------------------------------------------------

SOURCE:  BRANCHSOURCE, A PRODUCT OF SHESHUNOFF INFORMATION SERVICES, INC.

FERGUSON & COMPANY                                                    SECTION II
------------------

                          TABLE II.4-BUILDING PERMITS

          YEAR                       NUMBER           AMOUNT
         ------                    --------   --------------
          1990                         241        4,540,309
          1991                         274        7,242,909
          1992                         330       10,414,490
          1993                         389       10,287,358
          1994                         460       20,054,665
          1995                         577       21,664,331
          1996                         609       22,001,601

1996 Break Down
----------------------------
Residential                            538       16,491,601
Commercial                              71        5,510,000
                                    --------  --------------
                                       609       22,001,601
                                    ========  ==============

1996 Geographical Break Down:
----------------------------
Chaffee County                                   12,000,575
Salida                                            5,304,333
Buena Vista                                       3,500,722
Poncha Springs                                    1,195,971
                                              --------------
                                                 22,001,601
                                              ==============

SOURCE:  CHAFFEE COUNTY DEPARTMENT OF BUILDING, SANITATION, AND ZONING

                                  SECTION III

                            COMPARISON WITH PUBLICLY

                                TRADED THRIFTS

FERGUSON & COMPANY                                                 SECTION III
------------------                                                 -----------

         III.  COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of Salida Building and Loan Association ("SB&LA" or "Association") relative to a group of twelve publicly traded thrift institutions ("Comparative Group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of SB&LA's stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table
III.3 presents a pro forma comparison of SB&LA to the comparative group. Exhibits III and IV contain selected financial information on SB&LA and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the Comparative Group are discussed below.

SELECTION CRITERIA

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

     Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets under $100 million in the Southwest, Midwest, and Southeast regions. The Southwest Region, which includes Colorado, had 2 thrifts that met the size requirements. We found 42 thrifts in the regions named above that met the asset size requirements (we consider 10 to be the minimum number), and we retained 12 and eliminated 30 for the following reasons: (a) One was a mutual holding company; (b) Five had no price to earnings ratio for the most recent quarter;
(c) One had agreed to be acquired; (d) Nine had non-performing assets in excess of 1.00% of total assets; (e) Fifteen had less than 60% of their assets in loans; and (f) Four had loans serviced in excess of 30% of assets. After eliminating the thrifts described above, there were 12 left.

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 410 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     .  We eliminated companies with losses,

     .  We eliminated indicated acquisition targets,

     .  We eliminated companies with price/earnings ratios in excess of 25, and

     . We eliminated companies that had not reported as a stock institution for one complete year.

The resulting group of 254 publicly traded thrifts is included in Exhibit V.

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Nine of the comparative group members are located in the Midwest and the other three are located in the Southeast Region. With total assets of approximately $76.3 million, SB&LA is slightly below the group selected, which has average assets of $80.8 million and median assets of $84.4 million. However, SB&LA's

FERGUSON & COMPANY                                                 SECTION III
------------------                                                 -----------

assets after conversion will be in line with the comparative group. Pro forma assets at the midpoint are $83.7 million.

PROFITABILITY

     Using the comparison of profitability components as a percentage of average assets, SB&LA was below the comparative group in net income, .68% to .73%; loss provisions, .40% to .08%; other income, .20% to .33%; operating expense, 3.04% to 2.53%; efficiency ratio, 70.00% to 61.90%; and core income, .68% to .96%. SB&LA was above the comparative group in net interest income, 4.14% to 3.73%. SB&LA's operating expense minus other income was 2.84% versus 2.20% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and SB&LA will compare more favorably with the comparative group in terms of return on average assets, with a return of .85% at the midpoint of the appraisal range. Pro forma return on average equity is 4.90% at the midpoint, versus a mean of 4.78% and median of 4.62% for the comparative group. The Comparative group's net income of .73% on average assets and its return on equity percentages are after the SAIF assessment. The Comparative group's core income of .96% on average assets factors out the SAIF assessment.

     As compared with the Comparative group, SB&LA has a better interest spread and it has less noninterest income. SB&LA's loan loss provision and operating expenses are higher. SB&LA's loss provision ratio is higher because its loan portfolio has a higher level of risk than the comparative group. SB&LA's earnings are currently being impeded by a new branch that opened in Buena Vista during fiscal year 1997 and a new branch building in Leadville completed during fiscal year 1996. Transferring earning assets to office premises, coupled with the increased overhead associated with additional premises and staff, will impede earnings until the additional facilities are utilized through asset growth.

BALANCE SHEET CHARACTERISTICS

     The general asset composition of SB&LA is similar to that of the comparative group, but more retail oriented. SB&LA has a lower level of passive investments with 11.42% of its assets invested in cash, investments, and mortgage-backed securities, versus 21.57% for the comparative group. SB&LA has a higher percentage of its assets in loans, at 82.71% versus 75.33% for the comparative group. SB&LA's percentage of earning assets to interest costing liabilities is much lower than that of the group. SB&LA has 107.62% and the comparative group averages 123.07%. After conversion, SB&LA's ratio will be closer to that of the group of comparatives; however, it will continue to be lower than that of the comparative group because of SB&LA's investment in premises.

     The liability side differs mainly in that SB&LA has a higher percentage of borrowings and a lower percentage of equity. SB&LA has borrowings equal to 17.71% of assets versus 7.13% for the comparative group and SB&LA has deposits equal to 73.57% of assets versus 72.63% for the comparative group. SB&LA's equity is 7.81% of assets versus 18.84% for the comparative group. SB&LA's equity ratio after conversion will be closer to that of the comparative group. SB&LA's pro forma equity ratio at the midpoint is 16.0%.

RISK FACTORS

     Both SB&LA and the comparative group have low levels of nonperforming assets, with SB&LA's being slightly lower than the comparative group. SB&LA's loan loss allowance is .96% of net loans, which compares favorably with the comparative group, which is .63%. SB&LA's one year gap to assets is negative 42.36% versus positive 9.18% for the comparative group. However, the comparative group average is based on information provided by only two of the twelve members of the group. SB&LA's interest rate risk position exposes it to interest rate increases.

FERGUSON & COMPANY                                                 SECTION III
------------------                                                 -----------


SUMMARY OF FINANCIAL COMPARISON

     Based on the above discussion of operational, balance sheet, and risk characteristics of SB&LA compared with the group, we believe that SB&LA's performance is level with that of the comparative group. While SB&LA's capital level is below the comparative group, the conversion proceeds will increase its capital to that of the comparatives. Otherwise, SB&LA's earnings are hindered by its new branch building in Leadville and its new branch in Buena Vista. Future asset growth is needed to reduce the drag on earnings created by the buildings. What is most impressive about SB&LA is its interest rate spread. Its spread has ranged between 4.53% and 4.14% during 1994 to 1997 (see Exhibit
III).

FUTURE PLANS

     SB&LA's future plans are to remain a well capitalized but leveraged, profitable institution with good asset quality and a commitment to serving the needs of its trade area, emphasizing lending. The business plan emphasizes growth in mortgage lending, consumer lending, and commercial non-real estate lending in ratios that are close to the current composition of the loan portfolio. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its historic performance and current policy. During that period of time, management is willing to accept a lower return on equity.

     In recent years, SB&LA has experienced healthy growth. The Association's business plan projects that it will continue to experience growth in loans, savings deposits, and liquidity at a healthy pace. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities. Adjustable rate and short to intermediate term loans will be emphasized. The Association will continue to sell some of its long term, fixed rate loans.

     SB&LA has no current plans to open or acquire branches. However, the additional capital and the formation of a holding company would make acquisition of branches or another financial institution a viable option. Management intends to expand and will open additional full service branches and loan production offices if necessary to meet the Association's growth plans.

     Increasing market penetration by increasing the number of services and products available, coupled with opening additional offices, are the most likely methods to be employed to achieve growth on a long-term basis.

FERGUSON & COMPANY                    TABLE III.1 - COMPARATIVES GENERAL CHARACTERISTICS                             SECTION III
------------------                                                                                                   -----------

                                                                             Number    Assets       Stock     Market
                                                                     Type        of    ($000)       Price      Value
Ticker   Short Name                        City         State  Thrift (1)   Offices       MRQ         ($)       ($M)
AMFC     AMB Financial Corp.               Munster      IN      Traditional       4    94,179      15.000      14.46
CCFH     CCF Holding Company               Jonesboro    GA      Traditional       4    86,940      17.125      14.12
CIBI     Community Investors Bancorp       Bucyrus      OH      Traditional       3    97,446      15.250      14.17
CKFB     CKF Bancorp Inc.                  Danville     KY      Traditional       1    60,197      20.000      18.54
INCB     Indiana Community Bank SB         Lebanon      IN      Traditional       3    91,329      15.250      14.06
LOGN     Logansport Financial Corp.        Logansport   IN      Traditional       1    83,152      14.000      17.65
LXMO     Lexington B&L Financial Corp.     Lexington    MO      Traditional       1    59,748      16.125      17.54
MIVI     Mississippi View Holding Co.      Little Falls MN      Traditional       1    69,755      15.125      12.38
SFFC     StateFed Financial Corporation    Des Moines   IA      Traditional       2    85,679      21.750      17.05
SOBI     Sobieski Bancorp Inc.             South Bend   IN      Traditional       3    79,080      16.375      12.44
SSB      Scotland Bancorp Inc              Laurinburg   NC      Traditional       2    69,479      17.188      32.89
SZB      SouthFirst Bancshares Inc.        Sylacauga    AL      Traditional       2    92,910      17.000      14.40

Maximum                                                                           4    97,446      21.750      32.89
Minimum                                                                           1    59,748      14.000      12.38
Average                                                                           2    80,825      16.682      16.64
Median                                                                            2    84,416      16.250      14.43

         (1) Determined by reference to TAFS and Banksource reports published by Sheshunoff. TAFS reports are derived from TFR reports filed with the OTS and BankSource reports are derived from call reports filed with the FDIC.

SOURCE: SNL & F&C CALUCATIONS          4

FERGUSON & COMPANY                                                   SECTION III
------------------                                                   -----------

                    TABLE III.2 - KEY FINANCIAL INDICATORS

                                                        SALIDA
                                                     BUILDING AND    COMPARATIVE
                                                   LOAN ASSOCIATION     GROUP
                                                   ----------------  -----------
PROFITABILITY
  (% of average assets)
Net income (1)                                            0.68           0.73
Net interest income                                       4.14           3.73
Loss (recovery)  provisions                               0.40           0.08
Other operating income                                    0.20           0.33
Operating expense (2)                                     3.04           2.53
Efficiency ratio (2)                                     70.00          61.90
Core income (excluding gains
   and losses on asset sales) (1)                         0.68           0.96


BALANCE SHEET FACTORS
  (% of assets)
Cash and investments                                      4.42          16.69
Mortgage-backed securities (including CMO's)              7.00           4.88
Loans                                                    82.71          75.33
Savings deposits                                         73.57          72.63
Borrowings                                               17.71           7.13
Equity                                                    7.81          18.84
Tangible equity                                           7.81          18.84


RISK FACTORS
  (%)
Earning assets/costing liabilities                      107.62         123.07
Non-performing assets/assets                              0.23           0.50
Loss allowance/non performing assets                    345.14         131.12
Loss allowance/loans                                      0.96           0.63
One year gap/assets (3)                                 (42.36)          9.18

(1) Used appraisal earnings.
(2) Excluded SAIF assessment, loss on loan sales, and directors' benefit plan cost.
(3) Only two of the 12 in the group reported one year gap.

SOURCE: SNL SECURITIES, F&C CALCULATIONS,
AND OFFERING CIRCULAR

FERGUSON & COMPANY       TABLE III.3 - PRO FORMA COMPARISONS      SECTION III
------------------                                                -----------

                     SALIDA BULIDING AND LOAN ASSOCIATION


AS OF AUGUST 8, 1997

Ticker  Name                                  Price    Mk Value    PE    P/Book  P/TBook  P/Assets  Div Yld    Assets
                                               ($)      ($Mil)    (X)     (%)      (%)      (%)       (%)      ($000)
        SALIDA B&LA
        -----------
        Before Conversion                      N/A       N/A      N/A     N/A     N/A     N/A       3.00       76,324
        Pro Forma Supermax                  10.000     11.90     16.7    75.0    75.0    13.8       3.00       86,233
        Pro Forma Maximum                   10.000     10.35     15.2    71.3    71.3    12.2       3.00       84,891
        Pro Forma Midpoint                  10.000      9.00     13.8    67.4    67.4    10.7       3.00       83,724
        Pro Forma Minimum                   10.000      7.65     12.2    62.8    62.8     9.3       3.00       82,557

        COMPARATIVE GROUP
        -----------------
        Averages                            16.682     16.64     31.4   112.5   112.5    21.6       2.15       80,825
        Medians                             16.250     14.43     23.9   111.2   111.2    17.4       1.98       84,416

        COLORADO THRIFTS
        ----------------
        Averages                            17.750    293.97     16.1   150.6   152.6    19.5       2.48    1,510,376
        Medians                             17.750    293.97     16.1   150.6   152.6    19.5       2.48    1,510,376

        SOUTHWEST REGION THRIFTS
        ------------------------
        Averages                            24.672     98.50     16.4   137.3   145.8    14.6       2.08      833,404
        Medians                             21.688     51.66     16.0   136.0   147.4    17.0       1.92      356,112

        ALL PUBLIC THRIFTS
        ------------------
        Averages                            23.572    192.05     16.7   148.4   156.4    15.3       1.87    1,453,495
        Medians                             21.344     61.85     16.4   141.9   148.2    14.0       1.82      414,239

        COMPARATIVE GROUP
        -----------------
AMFC    AMBFinancial-IN                     15.000     14.46     22.1   102.6   102.6    15.4       1.60       94,179
CCFH    CCFHoldingCo-GA                     17.125     14.12     51.9   119.1   119.1    17.0       3.21       86,940
CIBI    CommunityInvrs-OH                   15.250     14.17     15.4   129.0   129.0    14.9       2.10       97,446
CKFB    CKFBancorp-KY                       20.000     18.54     23.3   120.6   120.6    30.8       2.50       60,197
INCB    IndianaCommBkSB-IN                  15.250     14.06     31.8   124.3   124.3    15.4       2.36       91,329
LOGN    LogansprtFinCrp-IN                  14.000     17.65     14.9   110.6   110.6    21.2       2.86       83,152
LXMO    LexingtonB&LFin-MO                  16.125     17.54     31.0   106.3   106.3    29.4       1.86       59,748
MIVI    MissViewHoldCo-MN                   15.125     12.38     17.8    97.3    97.3    17.8       1.06       69,755
SFFC    StateFedFinCorp-IA                  21.750     17.05     15.0   111.9   111.9    19.9       1.84       85,679
SOBI    SobieskiBancorp-IN                  16.375     12.44     28.7    93.5    93.5    15.7       1.71       79,080
SSB     ScotlandBancorp-NC                  17.188     32.89     24.6   127.8   127.8    47.3       1.75       69,479
SZB     SouthFstBncshrs-AL                  17.000     14.40    100.0   107.5   107.5    15.0       2.94       92,910

FERGUSON & COMPANY       TABLE III.3 - PRO FORMA COMPARISONS         SECTION III
------------------                                                   -----------


                     SALIDA BUILDING AND LOAN ASSOCIATION



AS OF AUGUST 8, 1997

Ticker  Name                       Eq/A   TEq/A    EPS   ROAA   ROAE
                                    (%)    (%)     ($)    (%)    (%)
        SALIDA B&LA
        -----------
        Before Conversion           7.8     7.8    N/A   0.68   8.15
        Pro Forma Supermax         18.4    18.4   0.60   0.89   4.49
        Pro Forma Maximum          17.1    17.1   0.66   0.87   4.69
        Pro Forma Midpoint         16.0    16.0   0.73   0.85   4.90
        Pro Forma Minimum          14.8    14.8   0.82   0.82   5.14

        COMPARATIVE GROUP
        -----------------
        Averages                   18.8    18.8   0.71   0.96   4.78
        Medians                    16.6    16.6   0.69   1.00   4.62

        COLORADO THRIFTS
        ----------------
        Averages                   12.9    12.8   1.10   1.21   8.59
        Medians                    12.9    12.8   1.10   1.21   8.59

        SOUTHWEST REGION THRIFTS
        ------------------------
        Averages                   10.9    10.6   1.65   0.92   8.61
        Medians                    12.6    11.7   1.31   0.97   8.26

        ALL PUBLIC THRIFTS
        ------------------
        Averages                   11.0    10.7   1.52   1.00   9.98
        Medians                     9.4     9.0   1.31   0.95   9.22

        COMPARATIVE GROUP
        -----------------
AMFC    AMBFinancial-IN            15.0    15.0   0.68   0.80   4.54
CCFH    CCFHoldingCo-GA            14.3    14.3   0.33   0.42   2.37
CIBI    CommunityInvrs-OH          11.5    11.5   0.99   0.99   8.18
CKFB    CKFBancorp-KY              23.7    23.7   0.86   1.29   5.05
INCB    IndianaCommBkSB-IN         12.4    12.4   0.48   0.50   3.92
LOGN    LogansprtFinCrp-IN         19.2    19.2   0.94   1.51   7.40
LXMO    LexingtonB&LFin-MO         27.6    27.6   0.52   1.18   3.91
MIVI    MissViewHoldCo-MN          18.3    18.3   0.85   1.01   5.56
SFFC    StateFedFinCorp-IA         17.8    17.8   1.45   1.37   7.36
SOBI    SobieskiBancorp-IN         15.4    15.4   0.57   0.57   3.28
SSB     ScotlandBancorp-NC         37.0    37.0   0.70   1.71   4.69
SZB     SouthFstBncshrs-AL         14.0    14.0   0.17   0.16   1.13

                                 Note: Stock prices are closing prices or last trade. Pro forma calculations for Salida are based on sales at $10 a share with a midpoint of $9,000,000, minimum of $7,650,000, and maximum of $10,350,000.
                                 SOURCES: SALIDA'S AUDITED AND UNAUDITED
                                 FINANCIAL STATEMENTS, SNL SECURITIES, AND F&C CALCULATIONS.

                                  SECTION IV

                            CORRELATION OF MARKET

                                     VALUE

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

                        IV CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

     Certain factors must be considered to determine whether adjustments are required in correlating SB&LA's market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

     This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Association to the members of its comparative group and the selected group of publicly held thrifts.

FINANCIAL ASPECTS

     Section III includes a discussion regarding a comparison of SB&LA's earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table
III.3 presents certain key indicators on a pro forma basis after conversion.

     As shown in Table III.2, from an earnings viewpoint, SB&LA is below its comparative group in core income as a percentage of average assets. SB&LA's core income is based on appraisal earnings which factors out unusual or nonrecurring items and the comparative group's core income is computed on the same basis. SB&LA's net interest income as a percent of assets is 4.14% versus 3.73% for the comparatives. The difference is attributable to 1) the loan mix (i.e., SB&LA has more in consumer and commercial loans, which have higher yields); 2) SB&LA's higher ratio of loans to assets and lower ratio of investments to assets versus the comparative group; and 3) SB&LA's deposit mix, which includes more transaction accounts. SB&LA's spread is sufficient for its net interest income as a percent of assets to exceed that of the comparative group, despite the group having significantly higher equity and therefore a much higher ratio of interest earning assets to interest bearing liabilities.

     SB&LA's loan loss provisions are well above its comparative group, with loss provisions of .40% of assets versus .08% of assets for the comparative group. This results from SB&LA having higher levels of consumer and commercial loans, which generally entail more risk. SB&LA's other operating income is .20% of average assets, versus .33% for the comparative group. SB&LA's lower ratio results from its highly competitive pricing of services.

     SB&LA's operating expense ratio, at 3.04% of average assets, is well above that of the comparative group, which is 2.53%. SB&LA's higher ratio results from its generally higher level of commercial bank type loans and deposits and from its new building in Leadville and new branch in Buena Vista, as discussed more fully in Section III.

     After SB&LA completes its stock conversion, its core income as a percentage of average assets will increase. Table III.3 projects that SB&LA's return on assets will be .85% at the midpoint, versus a mean of .96% and median of 1.00% for the comparative group.

     SB&LA's pro forma equity to assets ratio at the midpoint is 16.0%, versus a mean of 18.8% and median of 16.6% for the comparative group.. SB&LA's pro forma return on equity is 4.90% at the midpoint versus a mean of 4.78% and median of 4.62% for the comparative group.

     SB&LA's recorded earnings have been adjusted for appraisal purposes. The Association recorded higher than normal loan loss provisions, losses on loan sales, higher than normal directors' retirement expense, and the SAIF resolution assessment.

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

                  TABLE IV.1 - APPRAISAL EARNINGS ADJUSTMENTS

Net income, year ended June 30, 1997                        $  44,000
Plus SAIF assessment                                          297,000
Plus previous service cost of                                 237,000
 directors' benefit plan
Plus loan loss provisions in excess of                        107,000
 normal amount--282,000 - 175,000
Plus losses on loan sales                                      56,000
Plus estimated costs of branch opening                         10,000
Less applicable taxes on above adjustments at 38%            -268,000
                                                            ----------
Appraisal earnings, year ended June 30, 1997                $ 483,000
                                                            ==========

     SB&LA's asset composition is less passive than the comparative group. SB&LA has a higher ratio of loans to assets, lower ratio of investments and mortgage-backed securities to assets, higher ratio of borrowings to assets, and lower ratio of equity to assets. From the risk factor viewpoint, SB&LA is below the comparative group. SB&LA has a slightly lower level of non performing assets, though its loan composition is riskier. SB&LA's loan loss allowance is .96% of net loans, comparing favorably with the comparative group, which is .63%. SB&LA has a higher level of consumer and commercial loans, which entail a higher level of risk. Its ratio of interest earning assets to interest bearing liabilities (107.62%) is well below the comparative group (123.07%). SB&LA's ratio will be much closer to the comparative group after conversion. From an interest rate risk factor, SB&LA has more exposure than the comparative group.

     We believe that NO ADJUSTMENT is necessary relative to financial aspects of
                     -------------
SB&LA.

MARKET AREA

     Section II describes SB&LA's market area.

     We believe that NO ADJUSTMENT is required for sb&la's market area.
                     -------------

MANAGEMENT

     The President, who functions as CEO, has been with SB&LA 19 years, serving as CEO since 1991. The Vice President and Chief Lending Officer has been with the Association for 6 years. The CFO has been with the Association for 5 years. Compared with the comparative group, SB&LA's management has done a better job of planning and preparing for the Association's future. SB&LA has a management succession plan.

     We believe an UPWARD ADJUSTMENT is required for SB&LA's management.
                   -----------------

DIVIDENDS

     Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 2.15% and a median of 1.98%, while all public thrifts are paying a mean of 1.87% and median of 1.82%. SB&LA intends to pay a dividend at an initial annual rate of 3.00%.

     We believe that NO ADJUSTMENT is required relative to SB&LA'S intention
                     -------------
to pay dividends.

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

LIQUIDITY

     The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company has applied to list its Common Stock on the Nasdaq Small Cap market, there can be no assurance that a liquid trading market will develop.

     A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Association or the market.

     The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $12.38 million to $32.89 million, with a mean value of $16.64 million. The midpoint of SB&LA's valuation range is $9.0 million at $10 a share, or 900,000 shares.

     We believe that NO ADJUSTMENT is required relative to the liquidity of
                     -------------
SB&LA'S stock.

THRIFT EQUITY MARKET CONDITIONS

     The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from
96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994--decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; Year ended December 31, 1996--increased 28.4% to 483.6; and Period ended August 8, 1997--increased 37.4% to 664.6. It is market value weighted with a base value of 100 as of March 31, 1984.

     As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through August 8, 1997, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index was flat for the first six months of 1996, but it has picked up since June 30, 1996. It closed 1996 at 483.6, up 28.4% from 1995. It is up 37.4% (to 664.6) from December 31,
1996 to August 8, 1997.

     The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that the majority of the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

COLORADO ACQUISITIONS

     Table IV.2 provides information relative to acquisitions of financial institutions in Colorado between January 1, 1996 and May 31, 1997. There were two thrift acquisitions and ten bank acquisitions announced during that time frame. Currently, there is one publicly held thrift in the State of Colorado. There are 13 publicly held thrifts in the southwest region of the country. Bank acquisitions in Colorado since January 1, 1996, have averaged 216.3% of tangible book value and 13.1 times earnings. The median price has been 210.0% of tangible book value and 14.4 times earnings. Thrifts generally sell at lower price/book multiples than do banks. Thrifts in Colorado during that period have averaged 167.0% of tangible book value and 24.6 times earnings.

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

EFFECT OF INTEREST RATES ON THRIFT STOCK

     The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks and all other interest sensitive stocks. As the economy continues to expand, the fear of inflation can return. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented and passed several opportunities to increase rates until March 25, 1997, when the Federal Open Market Committee ("FOMC") increased the discount rate 25 basis points. In some minds, this was an attempt to head off inflationary trends. According to the FOMC, "This action was taken in light of persisting strength in demand, which is progressively increasing the risk of inflationary imbalances developing in the economy that would eventually undermine the long expansion."/1/ This increase was clearly telegraphed by Chairman Greenspan who voiced concern about the levels of the equity markets. Following the March 25 increase, unemployment rates were announced at the 5.2% level, down from the 5.5% level at the beginning of 1996, and significantly down from the 6.7% level at the beginning of 1994./2/ The good news about unemployment gave way to speculation that the March 25th increase was just the first of at least two or three increases, and the speculation was given some credence at that time by rises in the Employment Cost index, an increase in Unit Labor Cost, and an upward trend in the price of crude oil. By April 1, 1997, following the rate increase, the equities markets lost all of the gains registered since the first of the year. By the end of April 1997, the market had begun a rebound and has trended upward since then. There have been specific days of price adjustment, but the overall trend is up. Chairman Greenspan, in recent public appearances, has not articulated concerns about market levels and inflation.

     The thrift equities market is following the market in general. However, the thrift equities market can continue to be influenced by the speculation that there will eventually be a buyout, and the fact that thrift IPO stock can be purchased at significant discounts from book value. These two facts could keep the thrift equities market from falling as much as the other general markets if there is a period of adjustment. However, if the mergers and acquisitions levels drop, if there were another sharp and sustained rise in the interest rates, or if other equity markets have protracted adjustment, the market in thrift equities would also adjust. Recent earnings reports by financial institutions that have made major acquisitions in the recent past have been disappointing. Even Wells Fargo, the master at merger profitability, had to admit that its latest acquisition produced losses.

     What is likely to happen in the short to intermediate term is that rates will float around current levels for the next few months. The yield curve will continue to be of normal configuration. Most economists feel that a rise of three quarters of one percent on the short side and less on the long side could severely dampen the economy, but such increases are highly unlikely at this time. Following the March increase in rates, additional data has caused the concerns about rising inflation to moderate. Since lower rates benefit corporate earnings, the housing and stock markets, and the bond market, the economy has continued its expansion, but at a slightly slower rate.

     With the Federal Reserve always ready to raise (or lower) rates as economic conditions warrant, it is likely that before this expansion cycle is over, interest rates will rise. The supply and demand portion of the equation is nicely balanced, and a continuation of such equilibrium will probably restrain rising rates in the near term. It is even possible that in the short-term, interest rates might ease a bit.

     The consumer seems to be happier now than in the past. Job markets remain strong and the unemployment rate is at 4.8%--the lowest since November 1973. Consumer confidence is at a 28 year high. Our continuing economic health has always been dependent upon meaningful consumer participation, because consumers (household sector) actually account for 68% of the Gross Domestic Product ("GDP").

________________________
/1/ US Financial Data, published by the Research Division of the Federal Reserve
    Bank of St. Louis, MO.
/2/ National Economic Trends, the Federal Reserve Bank of St. Louis, MO.

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

     In the second quarter of 1997, consumers seemed to rein in their consumption. This lowering of consumption may be only to catch their economic breath and repay credit card debt, and other personal debt which has accumulated. Manufacturing is still strong, even with the slight drop in retail sales, home purchases and other big ticket items.

     With consumer confidence at a high level, jobs plentiful, inflation seemingly in check, and the economy healthy and continuing to expand, why shouldn't the economy continue to roll onward and upward? From an analytical view, there is little on the economic horizon, at this time, that would interfere with continuing economic expansion for at least another 12 to 18 months.

     Thrift net interest margins have remained stable. The equilibrium in the supply and demand portion of the interest rate market has helped continue the profitability mode of the industry that started in 1993. Access to mortgage-backed securities and derivatives has made it possible for many to be profitable without making loans in significant volumes. With reduced deposit insurance premiums, perhaps they will become more willing to compete for customer deposits. However, even with portfolios replete with adjustable rate loans and adjustable MBS's, there remains a real fear that a quickly rising rate environment can cause the cost of funds to rise faster than the adjustable assets can accommodate, and accordingly, spreads would narrow. If rates rise in a slow and orderly manner, then the negative impact on spreads will be less, and the adjustable rate assets will have time to rise and protect rate spreads.

     As clearly illustrated, the SNL Thrift Index has performed well over the last six years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

     Figure IV.2 graphically displays the rate environment since December 31, 1996. At that time, the yield curve was relatively flat, with only a 110 basis point ("BP") difference between the federal funds rate and the 30 year treasury. Since that time, the yield curve has changed very little with a 103 BP spread between the federal funds rate and the 30 year treasury rate at August 8, 1997.

     At December 31, 1996, the spread between the 1 year T-Bill and the 5 year T-Note was 73 BP, and the spread between the 5 year T-Note and the 30 year bond was 48 BP. On August 8, 1997, the spreads were 75 and 41 BP, respectively.

     From December 31, 1996 to August 8, 1997, the Fed Funds rate increased 32 BP and the Prime Rate increased 25 BP.

     Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

     SB&LA, with its interest rate risk, is more vulnerable to rising rates than most. However, Management of SB&LA has paid more attention to spread management than gap management, and the Association has maintained a healthy spread in recent years. Its continuing growth in short to intermediate term loans continues to mitigate its rate risk position.

     During 1993, conversion stocks often experienced first day 30% or more increases in value. As Table IV.3 shows, recent price appreciation has become quite robust, approaching 1993 levels. Table IV.3 provides information on nine conversions completed since January 31, 1997. The average change in price since conversion is a gain of 58.4% and the median change is a gain of 52.5%. Within that group, all have increased in value with a range of a low of 38.8% to a high of 82.5%. The average increase in value at one day, one week, and one month after conversion has been 43.4%, 44.4%, and 47.4%, respectively. The

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

median increase in value at one day, one week, and one month after conversion has been 33.8%, 37.5%, and 40.0%, respectively.

     Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the price to book ratio. The average price-to-book ratio, as of August 8, 1997, is 98.0% and the median is 96.1%. That compares to the offering price to pro forma book, where the average was 71.2% and the median was 71.9%.

     We believe a DOWNWARD ADJUSTMENT is required for the new issue discount.
                  -------------------

ADJUSTMENTS CONCLUSION

                              ADJUSTMENTS SUMMARY

--------------------------------------------------------------------------------
                                             NO CHANGE      UPWARD      DOWN
Financial Aspects                                X
Market Area                                      X
Management                                                    X
Dividends                                        X
Liquidity                                        X
Thrift Equity Market Conditions                                          X
--------------------------------------------------------------------------------

VALUATION APPROACH

     Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

     Table III.3 presents SB&LA's pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. SB&LA's earnings for the twelve months ended June 30, 1997, were approximately $44,000, with adjustments of $439,000 required to determine appraisal earnings of $483,000. Management has indicated an intention, through its diversification of deposit and loan products, to exhibit the flexibility in operations needed to serve both the public and the institution. The Association is positioned to manage reasonable interest rate variations. The Association projects healthy growth.

     The comparative group traded at an average of 31.4 times earnings at August 8, 1997, and at 112.5% of book value. The comparative group traded at a median of 23.9 times earnings and a median of 111.2% of book value. At the midpoint of the valuation range, SB&LA is priced at 13.8 times earnings and 67.4% of book value. At the maximum end of the range, SB&LA is priced at 15.2 times earnings and 71.3% of book value. At the supermaximum, SB&LA is priced at 16.7 times earnings and 75.0% of book value.

     The midpoint valuation of $9,000,000 represents a discount of 40.1% from the average and a discount of 39.4% from the median of the comparative group on a price/book basis. The price/earnings ratio

FERGUSON & COMPANY                                                    SECTION IV
------------------                                                    ----------

for SB&LA at the midpoint represents a discount of 56.1% from the comparative group's mean and a discount of 42.3% from the median price/earnings ratio.

     The maximum valuation of $10,350,000 represents a discount of 36.6% from the average and 35.9% from the median of the comparative group on a price/book basis. The price/earnings ratio for SB&LA at the maximum represents a discount of 51.6% from the average and a discount of 36.4% from the median of the comparative group.

     As shown in Table IV.3, conversions closing since January 31, 1997, have closed at an average price to book ratio of 71.2% and median of 71.9%. SB&LA's pro forma price to book ratio is 67.4% at the midpoint, 71.3% at the maximum, and 75.0% at the supermaximum of the range. At the midpoint, SB&LA is 5.3% below the average and 6.3% below the median. At the maximum of the range, SB&LA is .1% above the average and .8% below the median. At the supermaximum of the range, SB&LA's pro forma price to book ratio is 5.3% above the average and 4.3% above the median.

VALUATION CONCLUSION

     We believe that as of August 8, 1997, the estimated pro forma market value of SB&LA was $9,000,000. The resulting valuation range was $7,650,000 at the minimum to $10,350,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $11,902,500, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in Exhibit VII.

FERGUSON & COMPANY         TABLE IV.2 - COLORADO ACQUISITIONS         SECTION IV
------------------                                                    ----------
                            (ANNOUNCED SINCE JANUARY 1, 1996)

                                                       Bank/                                                           Bank/
Buyer                              City            ST  Thrift  Seller                           City               ST  Thrift
-----                              ----            --  ------  ------                           ----               --  ------
Zions Bancorporation               Salt Lake City  UT  Bank   Aspen Bancshares, Inc.            Aspen              CO  Bank
Community Bankshares, Inc          Denver          CO  Bank   First Western Bancorporation      La Jara            CO  Bank
ColoEast Bankshares Inc            Lamar           CO  Bank   405 Corporation                   La Junta           CO  Bank
Community First Bankshares, Inc    Fargo           ND  Bank   Mountain Parks Financial Corp.    Denver             CO  Bank
Dickinson Financial Corporation    Kansas City     MO  Bank   Air Academy National Bancorp      USAF Academy       CO  Bank
First National of Nebraska, Inc    Omaha           NE  Bank   Boulder Bancorp                   Boulder            CO  Bank
Mountain Parks Financial Corp.     Denver          CO  Bank   High Plains Bank Corp.            Kiowa              CO  Bank
Community First Bankshares, Inc    Fargo           ND  Bank   Financial Bancorp, Inc.           Trinidad           CO  Bank
Mountain Parks Financial Corp.     Denver          CO  Bank   Charter Bancorp                   Englewood          CO  Bank
Southern Colorado Bank HC          Pagosa Springs  CO  Bank   Mancos Bancorporation, Inc.       Mancos             CO  Bank
First Colorado Bancorp             Lakewood        CO  Thrift Delta Federal Savings FSB         Delta              CO  Thrift
Peoples National Bank              Monument        CO  Bank   Colorado Springs S&LA             Colorado Springs   CO  Thrift

                                                              Maximun--banks and thrifts
                                                              Minimum--banks and thrifts
                                                              Average--banks and thrifts
                                                              Median--banks and thrifts
                                                              Average--banks only
                                                              Median--banks only
                                                              Average--thrifts only
                                                              Median--thrifts only

SOURCE: SNL & F&C CALCUATIONS           8

FERGUSON & COMPANY         TABLE IV.2 - COLORADO ACQUISITIONS         SECTION IV
------------------                                                    ----------
                           (ANNOUNCED SINCE JANUARY 1, 1996)

                                        Buyer     Seller                                    Ann'd   Ann'd     Ann'd    Ann'd
                                        Total      Total                      Completed/     Deal    Deal  Deal Pr/ Deal Pr/
                                       Assets     Assets    Announce          Terminated    Value   Pr/Bk     Tg Bk    4-Qtr
Seller                                 ($000)     ($000)       Date  Status         Date     ($M)     (%)       (%)  EPS (x)
------                                 ------     ------       ----  ------         ----    -----   -----     ----- --------
Aspen Bancshares, Inc.              6,783,341    450,944    11/19/96 Completed   5/16/97    72.50   237.1     276.2     16.5
First Western Bancorporation               NA     39,875     11/8/96 Pending          NA     6.30   185.3     185.3      7.7
405 Corporation                       104,973     20,968      7/1/96 Pending          NA       NA      NA        NA       NA
Mountain Parks Financial Corp.      2,293,703    462,892     6/25/96 Completed  12/18/96   115.50   224.3     300.1     14.4
Air Academy National Bancorp        1,394,400     61,078      6/4/96 Completed   9/12/96     6.50   234.7     234.7     14.4
Boulder Bancorp                     6,143,890    125,929     4/16/96 Completed    8/6/96    32.00   165.1     165.1       NM
High Plains Bank Corp.                421,239     39,611     3/18/96 Completed   7/31/96       NA      NA        NA       NA
Financial Bancorp, Inc.             2,326,787     66,719     3/11/96 Completed   10/1/96    12.00   136.7     136.7     12.4
Charter Bancorp                       421,239     17,642     1/10/96 Completed    7/3/96     4.00      NA        NA       NA
Mancos Bancorporation, Inc.            18,663     15,281      1/1/96 Completed   4/10/96       NA      NA        NA       NA
Delta Federal Savings FSB           1,509,514     38,153     5/21/97 Pending          NA     5.80   167.0     167.0     24.6
Colorado Springs S&LA                  51,033     70,786     6/30/96 Completed   1/10/97       NA      NA        NA       NA

Maximun--banks and thrifts          6,783,341    462,892                                   115.50   237.1     300.1     24.6
Minimum--banks and thrifts             18,663     15,281                                     4.00   136.7     136.7      7.7
Average--banks and thrifts          1,951,707    117,490                                    31.83   192.9     209.3     15.0
Median--banks and thrifts           1,394,400     50,477                                     9.25   185.3     185.3     14.4
Average--banks only                 2,212,026    130,094                                    35.54   197.2     216.3     13.1
Median--banks only                  1,394,400     50,477                                    12.00   204.8     210.0     14.4
Average--thrifts only                 780,274     54,470                                     5.80   167.0     167.0     24.6
Median--thrifts only                  780,274     54,470                                     5.80   167.0     167.0     24.6

SOURCE: SNL & F&C CALCULATIONS            9

FERGUSON & COMPANY       TABLE IV.2 - COLORADO ACQUISITIONS           SECTION IV
------------------        (ANNOUNCED SINCE JANUARY 1, 1996)           ----------


                                       Final     Final      Final     Final
                                        Deal      Deal   Deal Pr/  Deal Pr/
                                       Value     Pr/Bk      Tg Bk     4-Qtr
Seller                                  ($M)       (%)        (%)   EPS (x)
------                                ------     -----    -------   -------
Aspen Bancshares, Inc.                 91.90     280.7      323.0      22.2
First Western Bancorporation              NA        NA         NA        NA
405 Corporation                           NA        NA         NA        NA
Mountain Parks Financial Corp.        140.60     240.2      357.4      18.0
Air Academy National Bancorp            6.50     269.3      269.3      13.3
Boulder Bancorp                        32.00     165.1      165.1        NA
High Plains Bank Corp.                    NA        NA         NA        NA
Financial Bancorp, Inc.                12.70     131.1      131.1      12.4
Charter Bancorp                         4.00        NA         NA        NA
Mancos Bancorporation, Inc.               NA        NA         NA        NA
Delta Federal Savings FSB                 NA        NA         NA        NA
Colorado Springs S&LA                     NA        NA         NA        NA

Maximun--banks and thrifts            140.60     280.7      357.4      22.2
Minimum--banks and thrifts              4.00     131.1      131.1      12.4
Average--banks and thrifts             47.95     217.3      249.2      16.5
Median--banks and thrifts              22.35     240.2      269.3      15.6
Average--banks only                    47.95     217.3      249.2      16.5
Median--banks only                     22.35     240.2      269.3      15.6
Average--thrifts only                     NA        NA         NA        NA
Median--thrifts only                      NA        NA         NA        NA

SOURCE: SNL & F&C CALCULATIONS        10

FERGUSON & COMPANY      TABLE IV.3 - RECENT CONVERSIONS             SECTION IV
------------------     (COMPLETED SINCE JANUARY 31,1997)            ----------



                                                              Conversion      Gross  Offering
                                                                  Assets   Proceeds     Price
Ticker   Short Name                      State    IPO Date        ($000)     ($000)       ($)
                                                                                     C>
FSPT     FirstSpartan Financial Corp.     SC      07/09/97       375,526     88,608    20.000
GOSB     GSB Financial Corp.              NY      07/09/97        96,323     22,483    10.000
FBNW     FirstBank Corp.                  ID      07/02/97       133,194     19,838    10.000
CFBC     Community First Banking Co.      GA      07/01/97       352,532     48,271    20.000
HCBB     HCB Bancshares Inc.              AR      05/07/97       171,241     26,450    10.000
PSFC     Peoples-Sidney Financial Corp.   OH      04/28/97        86,882     17,854    10.000
HMLK     Hemlock Federal Financial Corp   IL      04/02/97       146,595     20,763    10.000
GSLA     GS Financial Corp.               LA      04/01/97        86,521     34,385    10.000
MRKF     Market Financial Corp.           OH      03/27/97        45,547     13,357    10.000

Maximum                                                          375,526     88,608    20.000
Minimum                                                           45,547     13,357    10.000
Average                                                          166,040     32,445    12.222
Median                                                           133,194     22,483    10.000

SOURCE: SNL & F&C CALCULATIONS            11

FERGUSON & COMPANY          TABLE IV.3 - RECENT CONVERSION           SECTION IV
------------------         (COMPLETED SINCE JANUARY 31, 1997)        ----------

                  CONVERSION PRICING RATIOS
         --------------------------------------------
             Price/       Price/     Price/    Price/   Current       Current       Current
          Pro-Forma    Pro-Forma  Pro-Forma  Adjusted     Stock        Price/    Price/Tang
         Book Value   Tang. Book   Earnings    Assets     Price    Book Value    Book Value
Ticker          (%)          (%)        (x)       (%)       ($)           (%)           (%)
FSPT           73.0         73.0       26.0      19.1    35.625            NA            NA
GOSB           73.4         73.4       23.2      18.9    14.375            NA            NA
FBNW           71.9         71.9       19.2      13.0    18.250            NA            NA
CFBC           72.7         72.7       36.1      12.0    34.000            NA            NA
HCBB           72.0         72.0       29.0      13.4    13.875            NA            NA
PSFC           71.2         71.2       11.5      17.0    16.500            NA            NA
HMLK           71.6         71.6       37.5      12.4    15.250         104.7         104.7
GSLA           63.8         63.8       38.7      28.4    15.250          93.2          93.2
MRKF           71.1         71.1       26.2      22.7    14.250          96.1          96.1

Maximum        73.4         73.4       38.7      28.4    35.625         104.7         104.7
Minimum        63.8         63.8       11.5      12.0    13.875          93.2          93.2
Average        71.2         71.2       27.5      17.4    19.708          98.0          98.0
Median         71.9         71.9       26.2      17.0    15.250          96.1          96.1

SOURCE: SNL & F&C CALCULATIONS         12

FERGUSON & COMPANY          TABLE IV.3 - RECENT CONVERSIONS           SECTION IV
------------------         (COMPLETED SINCE JANUARY 31,1997)          ----------


                 Price One    Price One     Price One          POST CONVERSION INCREASE (DECREASE)
                                                               -----------------------------------
                 Day After   Week After   Month After          One         One        One       To
                Conversion   Conversion    Conversion          Day        Week      Month     Date
Ticker                 ($)          ($)           ($)          (%)         (%)        (%)      (%)
FSPT                36.688       37.000        35.625         83.4        85.0       78.1     78.1
GOSB                14.625       14.875        14.375         46.3        48.8       43.8     43.8
FBNW                15.813       15.563        17.750         58.1        55.6       77.5     82.5
CFBC                31.875       33.000        34.000         59.4        65.0       70.0     70.0
HCBB                12.625       12.750        12.875         26.3        27.5       28.8     38.8
PSFC                12.563       12.875        13.250         25.6        28.8       32.5     65.0
HMLK                12.875       12.875        13.000         28.8        28.8       30.0     52.5
GSLA                13.375       13.750        14.000         33.8        37.5       40.0     52.5
MRKF                12.938       12.250        12.625         29.4        22.5       26.3     42.5

Maximum             36.688       37.000        35.625         83.4        85.0       78.1     82.5
Minimum             12.563       12.250        12.625         25.6        22.5       26.3     38.8
Average             18.153       18.326        18.611         43.4        44.4       47.4     58.4
Median              13.375       13.750        14.000         33.8        37.5       40.0     52.5

SOURCE: SNL F&C CALUCATIONS            13

FERGUSON & COMPANY                TABLE IV.4                          SECTION IV
------------------                                                    ----------
                         COMPARISON OF PRICING RATIOS

                                            Salida           Group             Percent Premium
                                           Building       Compared to         (Discount) Versus
                                                        -----------------     ------------------
                                           and Loan     Average    Median     Average     Median
                                           --------     -------    ------     -------     ------
COMPARISON OF PE RATIO AT
  MIDPOINT TO:
----------------------------
Comparative group                              13.8        31.4      23.9       (56.1)     (42.3)
Colorado thrifts                               13.8        16.1      16.1       (14.3)     (14.3)
Southwest Region thrifts                       13.8        16.4      16.0       (15.9)     (13.8)
All public thrifts                             13.8        16.7      16.4       (17.4)     (15.9)
Recent conversions                             13.8        27.5      26.2       (49.8)     (47.3)

COMPARISON OF PE RATIO AT
  MAXIMUM TO:
----------------------------
Comparative group                              15.2        31.4      23.9       (51.6)     (36.4)
Colorado thrifts                               15.2        16.1      16.1        (5.6)      (5.6)
Southwest Region thrifts                       15.2        16.4      16.0        (7.3)      (5.0)
All public thrifts                             15.2        16.7      16.4        (9.0)      (7.3)
Recent conversions                             15.2        27.5      26.2       (44.7)     (42.0)

COMPARISON OF PE RATIO AT
  SUPERMAXIMUM TO:
----------------------------
Comparative group                              16.7        31.4      23.9       (46.8)     (30.1)
Colorado thrifts                               16.7        16.1      16.1         3.7        3.7
Southwest Region thrifts                       16.7        16.4      16.0         1.8        4.4
All public thrifts                             16.7        16.7      16.4           -        1.8
Recent conversions                             16.7        27.5      26.2       (39.3)     (36.3)

COMPARISON OF PB RATIO AT
  MIDPOINT TO:
----------------------------
Comparative group                              67.4       112.5     111.2       (40.1)     (39.4)
Colorado thrifts                               67.4       150.6     150.6       (55.2)     (55.2)
Southwest Region thrifts                       67.4       137.3     136.0       (50.9)     (50.4)
All public thrifts                             67.4       148.4     141.9       (54.6)     (52.5)
Recent conversions                             67.4        71.2      71.9        (5.3)      (6.3)

COMPARISON OF PB RATIO AT
  MAXIMUM TO:
----------------------------
Comparative group                              71.3       112.5     111.2       (36.6)     (35.9)
Colorado thrifts                               71.3       150.6     150.6       (52.7)     (52.7)
Southwest Region thrifts                       71.3       137.3     136.0       (48.1)     (47.6)
All public thrifts                             71.3       148.4     141.9       (52.0)     (49.8)
Recent conversions                             71.3        71.2      71.9         0.1       (0.8)

COMPARISON OF PB RATIO AT
  SUPERMAXIMUM TO:
----------------------------
Comparative group                              75.0       112.5     111.2       (33.3)     (32.6)
Colorado thrifts                               75.0       150.6     150.6       (50.2)     (50.2)
Southwest Region thrifts                       75.0       137.3     136.0       (45.4)     (44.9)
All public thrifts                             75.0       148.4     141.9       (49.5)     (47.1)
Recent conversions                             75.0        71.2      71.9         5.3        4.3

SOURCE: SNL & F&C CALCULATIONS         14

FERGUSON & COMPANY           FIGURE IV.1 - SNL INDEX                SECTION IV
------------------                                                  ----------



                                             % CHANGE SINCE
                                          ---------------------
                                      SNL    PREVIOUS
                            DATE    INDEX      DATE    12/31/96
                            ----    -----      ----    --------
                         12/31/90     96.6
                         12/31/91    143.9    49.0%
                         12/31/92    201.1    39.7%
                         12/31/93    252.5    25.6%
                         12/31/94    244.7    -3.1%
                         12/31/95    376.5    53.9%
                         12/31/96    483.6    28.4%
                          3/31/97    527.7     9.1%       9.1%
                          4/30/97    537.2     1.8%      11.1%
                          5/30/97    577.9     7.6%      19.5%
                          6/30/97    624.6     8.1%      29.2%
                          7/31/97    684.5     9.6%      41.5%
                           8/8/97    664.6    -2.9%      37.4%


                             [GRAPH APPEARS HERE]

SOURCE: SNL & F&C CALCULATIONS            15

FERGUSON & COMPANY          FIGURE IV.2 - INTEREST RATES        SECTION IV
------------------                                              ----------

        -----------------------------------------------------------------------    -----------------
                                  1 Year      5 Year     10 Year     30 Year           1 to 30
                  Fed Fds (*)     T-bill      Treas.      Treas.     Treas.            Yr. Spread
        -----------------------------------------------------------------------    -----------------
        31-Dec-96         5.18        5.48        6.12        6.34       6.58                 1.10
        -----------------------------------------------------------------------    -----------------
        17-Jan-97         5.19        5.60        6.33        6.56       6.81
        31-Jan-97         5.18        5.60        6.36        6.62       6.89                 1.29
        ------------------------------------------------------------------------   -----------------
        14-Feb-97         5.05        5.48        6.14        6.37       6.65
        27-Feb-97         5.16        5.52        6.25        6.45       6.71                 1.19
        -------------------------------------------------------------------------  ----------------
        14-Mar-97         5.19        5.69        6.41        6.58       6.85
        31-Mar-97         5.40        5.91        6.75        6.96       7.15                 1.24
        -------------------------------------------------------------------------  ----------------
        18-Apr-97         5.48        6.00        6.80        6.92       7.13
        30-Apr-97         5.45        5.89        6.57        6.71       6.95                 1.06
        --------------------------------------------------------------------------  ---------------
        16-May-97         5.49        5.85        6.54        6.68       6.90
        30-May-97         5.43        5.85        6.60        6.75       6.99                 1.14
        --------------------------------------------------------------------------  ---------------
        13-Jun-97         5.48        5.71        6.40        6.52       6.80
        27-Jun-97         5.42        5.64        6.33        6.45       6.75                 1.11
        --------------------------------------------------------------------------  --------------
        18-Jul-97         5.44        5.53        6.14        6.23       6.52
        8-Aug-97          5.50        5.57        6.22        6.37       6.63                 1.06
        --------------------------------------------------------------------------  --------------
                                RATES DECEMBER 31, 1996 THROUGH AUGUST 8, 1997

                             [GRAPH APPEARS HERE]

        ---------------------------------------------------------------------------    ---------------
                                       1 Year     5 Year     10 Year   30 Year           1 to 30
                     Fed Fds(*)        T-bill     Treas.     Treas.    Treas.           Yr. Spread
        ---------------------------------------------------------------------------     --------------
         8-Aug-97        5.50          5.57       6.22       6.37       6.63                     1.06
        ---------------------------------------------------------------------------     --------------
                                                    Current Yield Curve

                             [GRAPH APPEARS HERE]

SOURCE: FINANCIAL DATA, FEDERAL RESERVE
        BANK OF ST. LOUIS, MO.            16

                                   EXHIBITS

                                   EXHIBIT I

FERGUSON & COMPANY
------------------

                        EXHIBIT I - FIRM QUALIFICATIONS

                                   EXHIBIT I

     Ferguson & Company (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

 .  Mergers and acquisition services

 .  Business plans

 .  Fairness opinions and conversion appraisals

 .  Litigation support

 .  Operational and efficiency consulting

 .  Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. In 1994, F&C sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 8 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 13 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                  EXHIBIT II

FERGUSON COMPANY
----------------

            EXHIBIT II.1 - SELECTED PUBLICLY HELD SOUTHWEST THRIFTS

                                                                                   Deposit                           Current
                                                                                   Insurance                           Stock
                                                                                   Agency                              Price
Ticker      Short Name                       City                State    Region   (BIF/SAIF)  Exchange   IPO Date       ($)
CBSA        Coastal Bancorp Inc.             Houston             TX       SW       SAIF        NASDAQ           NA    30.250
FBHC        Fort Bend Holding Corp.          Rosenberg           TX       SW       SAIF        NASDAQ     06/30/93    30.750
FFBA        First Colorado Bancorp Inc.      Lakewood            CO       SW       SAIF        NASDAQ     01/02/96    17.750
GUPB        GFSB Bancorp Inc.                Gallup              NM       SW       SAIF        NASDAQ     06/30/95    19.000
ISBF        ISB Financial Corporation        New Iberia          LA       SW       SAIF        NASDAQ     04/07/95    24.375
JXVL        Jacksonville Bancorp Inc.        Jacksonville        TX       SW       SAIF        NASDAQ     04/01/96    16.625
MERI        Meritrust Federal SB             Thibodaux           LA       SW       SAIF        NASDAQ           NA    40.500
TSH         Teche Holding Co.                Franklin            LA       SW       SAIF        AMSE       04/19/95    18.125

Maximum                                                                                                               40.500
Minimum                                                                                                               16.625
Average                                                                                                               24.672
Median                                                                                                                21.688

SOURCE: SNL & F&C CALCULATIONS         1

FERGUSON & COMPANY
------------------

            EXHIBIT II.1 - SELECTED PUBLICLY HELD SOUTHWEST THRIFTS

                                                                                                     Tangible
            Current      Price/    Current    Current              Current        Total   Equity/     Equity/    Core   Core
             Market         LTM     Price/   Price/ T    Price/   Dividend       Assets    Assets    T Assets     EPS   ROAA
              Value    Core EPS     Book V     Book V    Assets      Yield       ($000)      (%)         (%)     ($)    (%)
Ticker         ($M)         (x)        (%)        (%)       (%)        (%)          MRQ     MRQ         MRQ       LTM    LTM
CBSA          150.39        13.1   154.1         185.4       5.1       1.59    2,964,082       3.3         2.8    2.31   0.41
FBHC           25.44        20.8   132.4         142.1       8.0       1.30      318,668       6.0         5.6    1.48   0.51
FFBA          293.97        16.1   150.6         152.6      19.5       2.48    1,510,376      12.9        12.8    1.10   1.21
GUPB           15.28        22.6   112.6         112.6      18.4       2.11       86,911      16.3        16.3    0.84   0.93
ISBF          168.22        22.0   139.7         164.7      18.2       1.64      938,968      12.2        10.5    1.11   0.92
JXVL           41.00         7.3   122.7         122.7      18.3       3.01      226,182      14.9        14.9    2.28   1.33
MERI           31.35        13.8   167.3         167.3      13.7       1.73      228,485       8.2         8.2    2.94   1.05
TSH            62.31        15.9   119.0         119.0      15.8       2.76      393,556      13.3        13.3    1.14   1.00

Maximum       293.97        22.6   167.3         185.4      19.5       3.01    2,964,082      16.3        16.3    2.94   1.33
Minimum        15.28         7.3   112.6         112.6       5.1       1.30       86,911       3.3         2.8    0.84   0.41
Average        98.50        16.4   137.3         145.8      14.6       2.08      833,404      10.9        10.6    1.65   0.92
Median         51.66        16.0   136.0         147.4      17.0       1.92      356,112      12.6        11.7    1.31   0.97

SOURCE: SNL & F&C CALCULATIONS          2

FERGUSON & COMPANY
------------------

             EXHIBIT II.1 SELECTED PUBLICLY HELD SOUTHWEST THRIFTS

            Core                           NPAs/    Price/    Core    Core     Core
            ROAE     Merger     Current   Assets      Core     EPS    ROAA     ROAE
             (%)    Target?     Pricing      (%)       EPS     ($)     (%)      (%)
Ticker       LTM     (Y/N)         Date      MRQ       (x)     MRQ     MRQ      MRQ
CBSA        12.30      N       08/08/97      0.54      13.8    0.55    0.39    11.51
FBHC         8.10      N       08/08/97      0.37      17.9    0.43    0.60     9.70
FFBA         8.59      N       08/08/97      0.23      15.9    0.28    1.19     9.25
GUPB         4.89      N       08/08/97      0.18      22.6    0.21    0.81     4.74
ISBF         6.15      N       08/08/97      0.33      21.0    0.29    0.77     6.29
JXVL         8.42      N       08/08/97      0.78      10.1    0.41    1.75    11.48
MERI        13.46      N       08/08/97      0.22      11.4    0.89    1.27    15.91
TSH          6.93      N       08/08/97      0.27      14.6    0.31    0.99     7.48

Maximum     13.46                            0.78      22.6    0.89    1.75    15.91
Minimum      4.89                            0.18      10.1    0.21    0.39     4.74
Average      8.61                            0.37      15.9    0.42    0.97     9.55
Median       8.26                            0.30      15.2    0.36    0.90     9.48

SOURCE: SNL & F&C CALCULATIONS         3

FERGUSON & COMPANY
------------------

            EXHIBIT II.2 - SELECTED PUBLICLY HELD COLORADO THRIFTS

                                                                              Deposit                        Current
                                                                              Insurance                        Stock
                                                                              Agency                           Price
Ticker    Short Name                        City                State Region  (BIF/SAIF) Exchange   IPO Date     ($)
FFBA      First Colorado Bancorp Inc.       Lakewood            CO    SW      SAIF       NASDAQ     01/02/96  17.750

Maximum                                                                                                       17.750
Minimum                                                                                                       17.750
Average                                                                                                       17.750
Median                                                                                                        17.750

SOURCE: SNL & F&C CALCULATIONS         4

FERGUSON & COMPANY
------------------

                    EXHIBIT II.2-SELECTED PUBLICLY HELD COLORADO THRIFTS

                                                                                                   Tangible
           Current    Price/   Current    Current               Current        Total    Equity/     Equity/     Core  Core
           Market       LTM     Price/   Price/ T    Price/    Dividend       Assets     Assets    T Assets      EPS  ROAA
            Value  Core EPS     Book V     Book V    Assets       Yield       ($000)        (%)         (%)      ($)   (%)
Ticker       ($M)       (x)        (%)        (%)       (%)         (%)          MRQ        MRQ         MRQ      LTM   LTM
FFBA       293.97      16.1      150.6      152.6      19.5        2.48    1,510,376       12.9        12.8     1.10  1.21

Maximum    293.97      16.1      150.6      152.6      19.5        2.48    1,510,376       12.9        12.8     1.10  1.21
Minimum    293.97      16.1      150.6      152.6      19.5        2.48    1,510,376       12.9        12.8     1.10  1.21
Average    293.97      16.1      150.6      152.6      19.5        2.48    1,510,376       12.9        12.8     1.10  1.21
Median     293.97      16.1      150.6      152.6      19.5        2.48    1,510,376       12.9        12.8     1.10  1.21

SOURCE: SNL & F&C CALCULATIONS         5

FERGUSON & COMPANY
------------------

                    EXHIBIT II.2-SELECTED PUBLICLY HELD COLORADO THRIFTS


            Core                         NPAs/    Price/   Core    Core   Core
            ROAE     Merger   Current  Assets      Core     EPS    ROAA   ROAE
             (%)    Target?   Pricing     (%)       EPS     ($)     (%)    (%)
Ticker       LTM     (Y/N)       Date     MRQ       (x)     MRQ     MRQ    MRQ
FFBA        8.59      N      08/08/97    0.23      15.9    0.28    1.19   9.25

Maximum     8.59                         0.23      15.9    0.28    1.19   9.25
Minimum     8.59                         0.23      15.9    0.28    1.19   9.25
Average     8.59                         0.23      15.9    0.28    1.19   9.25
Median      8.59                         0.23      15.9    0.28    1.19   9.25

Source: SNL & F&C calculations       6

FERGUSON & COMPANY
------------------

                       EXHIBIT II.3-COMPARATIVES GENERAL

                                                                                Total                 Current  Current
                                                                     Number    Assets                   Stock   Market
                                                                         of    ($000)                   Price    Value
Ticker   Short Name                          City            State  Offices       MRQ      IPO Date       ($)     ($M)
AMFC     AMB Financial Corp.                 Munster         IN           4    94,179      04/01/96    15.000    14.46
CCFH     CCF Holding Company                 Jonesboro       GA           4    86,940      07/12/95    17.125    14.12
CIBI     Community Investors Bancorp         Bucyrus         OH           3    97,446      02/07/95    15.250    14.17
CKFB     CKF Bancorp Inc.                    Danville        KY           1    60,197      01/04/95    20.000    18.54
INCB     Indiana Community Bank SB           Lebanon         IN           3    91,329      12/15/94    15.250    14.06
LOGN     Logansport Financial Corp.          Logansport      IN           1    83,152      06/14/95    14.000    17.65
LXMO     Lexington B&L Financial Corp.       Lexington       MO           1    59,748      06/06/96    16.125    17.54
MIVI     Mississippi View Holding Co.        Little Falls    MN           1    69,755      03/24/95    15.125    12.38
SFFC     StateFed Financial Corporation      Des Moines      IA           2    85,679      01/05/94    21.750    17.05
SOBI     Sobieski Bancorp Inc.               South Bend      IN           3    79,080      03/31/95    16.375    12.44
SSB      Scotland Bancorp Inc                Laurinburg      NC           2    69,479      04/01/96    17.188    32.89
SZB      SouthFirst Bancshares Inc.          Sylacauga       AL           2    92,910      02/14/95    17.000    14.40

Maximum                                                                   4    97,446                  21.750    32.89
Minimum                                                                   1    59,748                  14.000    12.38
Average                                                                   2    80,825                  16.682    16.64
Median                                                                    2    84,416                  16.250    14.43

SOURCE: SNL & F&C CALCULATIONS         7

FERGUSON & COMPANY
------------------

                  EXHIBIT II.4 - COMPARATIVES BALANCE SHEETS

                                                   Total    Mortgage-            Investment &         Loan
                                     Total      Cash and       Backed      Net     Foreclosed    Servicing          Total    Other
                                    Assets   Investments   Securities    Loans    Real Estate       Rights    Intangibles   Assets
                                    ($000)        ($000)       ($000)   ($000)         ($000)       ($000)         ($000)   ($000)
Short Name                             MRQ           MRQ          MRQ      MRQ            MRQ          MRQ            MRQ      MRQ
AMB Financial Corp.                 94,179        20,936        3,827   70,890            99            -              -     2,254
CCF Holding Company                 86,940        13,177        3,821   70,600           -              -              -     3,163
Community Investors Bancorp         97,446        21,990        1,952   74,110            57            -              -     1,289
CKF Bancorp Inc.                    60,197         5,004          456   54,035            86            -              -       972
Indiana Community Bank SB           91,329        16,913        2,828   71,330           -              -              -     3,086
Logansport Financial Corp.          83,152        19,871        8,032   59,490             8            -              -     3,783
Lexington B&L Financial Corp.       59,748        13,794        1,959       NA            11            -              -     1,315
Mississippi View Holding Co.        69,755        23,944        4,942   43,978            34            -              -     1,750
StateFed Financial Corporation      85,679        12,496          -         NA         2,703            -              -     2,302
Sobieski Bancorp Inc.               79,080        18,771       14,182   57,698           -              -              -     2,611
Scotland Bancorp Inc                69,479        19,979          442   47,923           -              -              -     1,577
SouthFirst Bancshares Inc.          92,910        21,973        5,235   66,757           157            -              -     3,920

Maximum                             97,446        23,944       14,182   74,110         2,703            -              -     3,920
Minimum                             59,748         5,004          -     43,978           -              -              -       972
Average                             80,825        17,404        3,973   61,681           271            -              -     2,335
Median                              84,416        19,321        3,325   63,124            23            -              -     2,278

SOURCE: SNL & F&C CALCULATIONS            8

FERGUSON & COMPANY
------------------

                  EXHIBIT II.4 - COMPARATIVES BALANCE SHEETS

                                        Total        Total   Subordinated         Other         Total  Preferred    Common
                                     Deposits   Borrowings           Debt   Liabilities   Liabilities     Equity    Equity
                                       ($000)       ($000)         ($000)        ($000)        ($000)     ($000)    ($000)
Short Name                                MRQ          MRQ            MRQ           MRQ           MRQ        MRQ       MRQ
AMB Financial Corp.                     65,483      13,500              -         1,109        80,092         -     14,087
CCF Holding Company                     72,194       1,500              -           801        74,495         -     12,445
Community Investors Bancorp             72,015      13,631              -           579        86,225         -     11,221
CKF Bancorp Inc.                        42,853       2,243              -           847        45,943         -     14,254
Indiana Community Bank SB               79,413         -                -           604        80,017         -     11,312
Logansport Financial Corp.              60,400       4,500              -         2,292        67,192         -     15,960
Lexington B&L Financial Corp.           42,359         -                -           884        43,243         -     16,505
Mississippi View Holding Co.            55,943         -                -         1,077        57,020         -     12,735
StateFed Financial Corporation          50,346      19,000              -         1,100        70,446         -     15,233
Sobieski Bancorp Inc.                   58,996       7,100              -           803        66,899         -     12,181
Scotland Bancorp Inc                    42,451         -                -         1,298        43,749         -     25,730
SouthFirst Bancshares Inc.              63,817      14,083              -         2,022        79,922         -     12,988

Maximum                                 79,413      19,000              -         2,292        86,225         -     25,730
Minimum                                 42,359         -                -           579        43,243         -     11,221
Average                                 58,856       6,296              -         1,118        66,270         -     14,554
Median                                  59,698       3,372              -           981        68,819         -     13,538

                                                Regulatory
                                         Total    Tangible
                                        Equity     Capital
                                        ($000)      ($000)
Short Name                                 MRQ         MRQ
AMB Financial Corp.                     14,087      11,500
CCF Holding Company                     12,445          NA
Community Investors Bancorp             11,221      10,200
CKF Bancorp Inc.                        14,254      12,224
Indiana Community Bank SB               11,312          NA
Logansport Financial Corp.              15,960      16,011
Lexington B&L Financial Corp.           16,505      13,027
Mississippi View Holding Co.            12,735      10,848
StateFed Financial Corporation          15,233          NA
Sobieski Bancorp Inc.                   12,181       8,800
Scotland Bancorp Inc                    25,730          NA
SouthFirst Bancshares Inc.              12,988      12,988

Maximum                                 25,730      16,011
Minimum                                 11,221       8,800
Average                                 14,554      11,950
Median                                  13,538      11,862

SOURCE: SNL & F&C CALCULATIONS         9

FERGUSON & COMPANY
------------------

                         EXHIBIT II.4 - COMPARATIVE BALANCE SHEETS

                             Regulatory    Regulatory                                                                    Loan Loss
                                   Core         Total   Tangible          Core      Risk-Based      NPAs/    Reserves/   Reserves/
                                Capital       Capital    Capital/      Capital/        Capital/    Assets       Assets        NPLs
                                 ($000)        ($000)    Tangible  Adj Tangible   Risk-Weightd        (%)          (%)         (%)
Short Name                         MRQ           MRQ    Assets (%)    Assets (%)     Assets (%)       MRQ          MRQ         MRQ
AMB Financial Corp.              11,500       11,900          13.4          13.4           26.6       0.81         0.40      56.74
CCF Holding Company                  NA           NA          15.5          15.5           37.3       0.34         0.65     189.90
Community Investors Bancorp      10,200       10,600          10.2          10.2           20.4       0.72         0.47      71.32
CKF Bancorp Inc.                 12,224       12,353          20.9          20.9           36.8       0.89         0.18      30.66
Indiana Community Bank SB            NA           NA            NA            NA             NA         NA         0.56         NA
Logansport Financial Corp.       16,011       16,239          21.8          21.8           41.6       0.61         0.27      45.60
Lexington B&L Financial Corp.    13,027       13,189          22.8          22.8           46.4       0.63         0.37      60.05
Mississippi View Holding Co.     10,848       11,280          14.9          14.9           31.7       0.21         1.24     772.32
StateFed Financial Corporation       NA           NA          13.2          13.2           22.7         NA           NA         NA
Sobieski Bancorp Inc.             8,800        9,000          11.9          11.9           28.5       0.25         0.25     102.04
Scotland Bancorp Inc             18,008       18,251            NA            NA             NA       -            0.35         NM
SouthFirst Bancshares Inc.       12,988       13,256          12.7          12.7           23.5       0.50         0.29      86.73

Maximum                          18,008       18,251          22.8          22.8           46.4       0.89         1.24     772.32
Minimum                           8,800        9,000          10.2          10.2           20.4       -            0.18      30.66
Average                          12,623       12,896          15.7          15.7           31.6       0.50         0.46     157.26
Median                           12,224       12,353          14.2          14.2           30.1       0.56         0.37      71.32

SOURCE: SNL & F&C CALCULATION          10

FERGUSON & COMPANY
------------------
                             EXHIBIT II.4 - COMPARATIVES BALANCE SHEETS

                                     Publicly       Tangible    Earn Assets/    Full-Time          Loans         Cash &
                                     Reported   Publicly Rep     Int Bearing   Equivalent       Serviced    Investments     MBS/
                                      Book V      Book Value     Liabilities    Employees     For Others       (ex MBS)   Assets
                                         ($)             ($)             (%)     (Actual)             -      Assets (%)      (%)
Short Name                               MRQ             MRQ             MRQ          MRQ            MRQ            MRQ      MRQ
AMB Financial Corp.                     14.62          14.62          117.82           NA             NA          18.17     4.06
CCF Holding Company                     14.38          14.38          110.17           NA          9,845          10.76     4.39
Community Investors Bancorp             11.82          11.82          112.79           NA             NA          20.56     2.00
CKF Bancorp Inc.                        16.59          16.59          132.43            8             -            7.56     0.76
Indiana Community Bank SB               12.27          12.27          112.01           NA             NA          15.42     3.10
Logansport Financial Corp.              12.66          12.66          122.75           13             -           14.24     9.66
Lexington B&L Financial Corp.           15.17          15.17          140.79           NA             NA          19.81     3.28
Mississippi View Holding Co.            15.55          15.55          123.03           21             -           27.24     7.08
StateFed Financial Corporation          19.44          19.44          116.34           NA             NA          14.58        -
Sobieski Bancorp Inc.                   17.52          17.52          117.19           22              -           5.80    17.93
Scotland Bancorp Inc                    13.45          13.45          160.05           14              -          28.12     0.64
SouthFirst Bancshares Inc.              15.82          15.82          111.43           45              -          18.02     5.63

Maximum                                 19.44          19.44          160.05           45          9,845          28.12    17.93
Minimum                                 11.82          11.82          110.17            8              -           5.80        -
Average                                 14.94          14.94          123.07           21          1,406          16.69     4.88
Median                                  14.90          14.90          117.51           18              -          16.72     3.67

SOURCE: SNL & F&C CALCULATIONS          11

FERGUSON & COMPANY
------------------

                    EXHIBIT II.5 - COMPARATIVES OPERATIONS

                                                               Net Income             ROAA                    ROAE
                                      Average                      Before           Before   Core           Before   Core
                                       Assets   Net Income    Extra Items   ROAA     Extra   ROAA   ROAE     Extra   ROAE
                                       ($000)       ($000)         ($000)    (%)       (%)    (%)    (%)       (%)    (%)
Short Name                                LTM          LTM            LTM    LTM       LTM    LTM    LTM       LTM    LTM
AMB Financial Corp.                    87,520          640            640   0.73      0.73   0.80   4.14      4.14   4.54
CCF Holding Company                    82,207          220            220   0.27      0.27   0.42   1.49      1.49   2.37
Community Investors Bancorp            93,497          626            626   0.67      0.67   0.99   5.53      5.53   8.18
CKF Bancorp Inc.                       59,529          775            775   1.30      1.30   1.29   5.08      5.08   5.05
Indiana Community Bank SB              90,855          150            150   0.17      0.17   0.50   1.29      1.29   3.92
Logansport Financial Corp.             79,217          931            931   1.18      1.18   1.51   5.74      5.74   7.40
Lexington B&L Financial Corp.          61,284          553            553   0.90      0.90   1.18   2.98      2.98   3.91
Mississippi View Holding Co.           69,520          474            474   0.68      0.68   1.01   3.76      3.76   5.56
StateFed Financial Corporation         81,192          921            921   1.13      1.13   1.37   6.11      6.11   7.36
Sobieski Bancorp Inc.                  79,053          225            225   0.28      0.28   0.57   1.64      1.64   3.28
Scotland Bancorp Inc                   68,900          974            974   1.41      1.41   1.71   3.88      3.88   4.69
SouthFirst Bancshares Inc.             91,348           38             38   0.04      0.04   0.16   0.29      0.29   1.13

Maximum                                93,497          974            974   1.41      1.41   1.71   6.11      6.11   8.18
Minimum                                59,529           38             38   0.04      0.04   0.16   0.29      0.29   1.13
Average                                78,677          544            544   0.73      0.73   0.96   3.49      3.49   4.78
Median                                 80,205          590            590   0.71      0.71   1.00   3.82      3.82   4.62

SOURCE: SNL & F&C CALCULATIONS        12

FERGUSON & COMPANY
------------------

                    EXHIBIT II.5 - COMPARATIVES OPERATIONS

                                         Loan           Total            Total         Net Loan
                                         Loss     Noninterest      Noninterest      Chargeoffs/
                                    Provision          Income          Expense        Avg Loans
                                       ($000)          ($000)           ($000)              (%)
Short Name                                LTM             LTM              LTM              LTM
AMB Financial Corp.                        31             406            2,593             0.02
CCF Holding Company                       141             523            3,147              -
Community Investors Bancorp               140             109            1,872             0.16
CKF Bancorp Inc.                            1              57            1,071              -
Indiana Community Bank SB                 460             870            3,546             0.54
Logansport Financial Corp.                 14             124            1,252             0.03
Lexington B&L Financial Corp.              21              90            1,047              -
Mississippi View Holding Co.                1             187            1,687             0.04
StateFed Financial Corporation             36             108            1,138               NA
Sobieski Bancorp Inc.                     -               189            2,030              -
Scotland Bancorp Inc                       24              70            1,363              -
SouthFirst Bancshares Inc.                 18             518            3,333             0.02

Maximum                                   460             870            3,546             0.54
Minimum                                   -                57            1,047              -
Average                                    74             271            2,007             0.07
Median                                     23             156            1,780             0.02
                                                          Common      Dividend       Interest
                                           LTM EPS     Dividends        Payout        Income/
                                       After Extra     Per Share         Ratio     Avg Assets
                                               ($)           ($)           (%)            (%)
Short Name                                     LTM           LTM           LTM            LTM
AMB Financial Corp.                           0.67          0.24         35.82           7.51
CCF Holding Company                           0.22          0.70        318.18           7.17
Community Investors Bancorp                   0.67          0.23         33.85           7.70
CKF Bancorp Inc.                              0.87          1.44        165.52           7.39
Indiana Community Bank SB                     0.15          3.36            NM           7.77
Logansport Financial Corp.                    0.73          3.40        465.75           7.46
Lexington B&L Financial Corp.                   NA            NA            NA           7.21
Mississippi View Holding Co.                  0.58          0.24         41.38           7.40
StateFed Financial Corporation                1.20          0.40         33.33           7.89
Sobieski Bancorp Inc.                         0.29          0.07         24.14           7.14
Scotland Bancorp Inc                          0.57          0.30         52.63           7.44
SouthFirst Bancshares Inc.                    0.04          0.50            NM           7.53

Maximum                                       1.20          3.40        465.75           7.89
Minimum                                       0.04          0.07         24.14           7.14
Average                                       0.54          0.99        130.07           7.47
Median                                        0.58          0.40         41.38           7.45

SOURCE: SNL & F&C CALCULATIONS        13

FERGUSON & COMPANY
------------------

                            EXHIBIT II.5 - COMPARATIVES OPERATIONS

                                    Interest    Net Interest        Gain on       Real   Noninterest           G&A     Noninterest
                                    Expense/         Income/          Sale/     Estate      Income/       Expense/        Expense/
                                  Avg Assets      Avg Assets     Avg Assets    Expense   Avg Assets     Avg Assets      Avg Assets
                                         (%)             (%)            (%)    ($000)           (%)            (%)             (%)
Short Name                               LTM             LTM            LTM        LTM          LTM            LTM             LTM
AMB Financial Corp.                      3.73            3.78           0.34        (28)        0.46           2.99           2.96
CCF Holding Company                      3.28            3.89           0.24        (30)        0.64           3.86           3.83
Community Investors Bancorp              4.17            3.53              -        121         0.12           1.87           2.00
CKF Bancorp Inc.                         3.69            3.69           0.47         42         0.10           1.73           1.80
Indiana Community Bank SB                3.54            4.23              -          -         0.96           3.90           3.90
Logansport Financial Corp.               3.68            3.78          (0.11)        (2)        0.16           1.58           1.58
Lexington B&L Financial Corp.            3.80            3.41           0.03          -         0.15           1.71           1.71
Mississippi View Holding Co.             3.64            3.76           0.02        (15)        0.27           2.45           2.43
StateFed Financial Corporation           4.47            3.43              -       (562)        0.13           2.09           1.40
Sobieski Bancorp Inc.                    3.91            3.23           0.09         (3)        0.24           2.57           2.57
Scotland Bancorp Inc                     2.87            4.57           0.35          -         0.10           1.98           1.98
SouthFirst Bancshares Inc.               4.06            3.48           0.16        (10)        0.57           3.66           3.65

Maximum                                  4.47            4.57           0.47        121         0.96           3.90           3.90
Minimum                                  2.87            3.23          (0.11)      (562)        0.10           1.58           1.40
Average                                  3.74            3.73           0.13        (41)        0.33           2.53           2.48
Median                                   3.71            3.73           0.06         (3)        0.20           2.27           2.22

                                     Net Oper
                                    Expenses/
                                   Avg Assets
                                          (%)
Short Name                                LTM
AMB Financial Corp                       2.53
CCF Holding Company                      3.23
Community Bancorp                        1.76
CKF Bancorp Inc.                         1.63
Indiana Community Bank SB                2.95
Logansport Financial Corp.               1.43
Lexington B&L Financial Corp.            1.56
Mississippi View Holding Co.             2.18
StateFed Financial Corporation           1.96
Sobieski Bancorp Inc.                    2.33
Scotland Bancorp Inc                     1.88
SouthFirst Bancshares Inc.               3.09

Maximun                                  3.23
Minimum                                  1.43
Average                                  2.21
Median                                   2.07

SOURCE: SNL & F&C CALCULATIONS              14

FERGUSON & COMPANY
------------------

                                          EXHIBIT II.5 - COMPARATIVES OPERATIONS

                                         Total    Amortization                Extra and                               Yield on
                                  Nonrecurring              of         Tax    After Tax   Efficiency   Preferred   Int Earning
                                       Expense     Intangibles   Provision        Items        Ratio   Dividends        Assets
                                        ($000)          ($000)      ($000)       ($000)          (%)      ($000)           (%)
Short Name                                 LTM             LTM         LTM          LTM          LTM        LTM            LTM
                                                                                                                          7.68
AMB Financial Corp.                        389              -          360           -         70.51         -            7.39
CCF Holding Company                        398              -           13           -         85.40         -            7.78
Community Investors Bancorp                461              -          310           -         51.36         -            7.50
CKF Bancorp Inc.                           274              -          416           -         45.63         -            8.06
Indiana Community Bank SB                  474              -           80           -         75.29         -            7.68
Logansport Financial Corp.                 334              -          514           -         40.17         -            7.33
Lexington B&L Financial Corp.              281              -          297           -         47.98         NA           7.49
Mississippi View Holding Co.               363              -          291           -         60.70         -            8.34
StateFed Financial Corporation             291              -          503           -         58.84         -            7.37
Sobieski Bancorp Inc.                      414              -          143           -         74.09         -            7.61
Scotland Bancorp Inc                       551              -          545           -         42.34         -            8.04
SouthFirst Bancshares Inc.                 430              -          135           -         90.52         -
                                                                                                                          8.34
Maximum                                    551              -          545           -         90.52         -            7.33
Minimum                                    274              -           13           -         40.17         -            7.69
Average                                    388              -          301           -         61.90         -            7.65
Median                                     394              -          304           -         59.77         -

                                          Cost of
                                      Int Bearing
                                      Liabilities
                                              (%)
Short Name                                    LTM
AMB Financial Corp.                          4.59
CCF Holding Company                          4.06
Community Investors Bancorp                  4.78
CKF Bancorp Inc.                             5.07
Indiana Community Bank SB                    4.11
Logansport Financial Corp.                   4.79
Lexington B&L Financial Corp.                5.51
Mississippi View Holding Co.                 4.50
StateFed Financial Corporation               5.58
Sobieski Bancorp Inc.                        4.78
Scotland Bancorp Inc                         4.63
SouthFirst Bancshares Inc.                   4.93

Maximum                                      5.58
Minimum                                      4.06
Average                                      4.78
Median                                       4.78

SOURCE: SNL & F&C CALCULATIONS             15

FERGUSON & COMPANY
------------------
                             EXHIBIT II.5 - COMPARATIVES OPERATIONS


                                                    Interest     Loan Loss
                                       Effective       Yield    Provision/
                                        Tax Rate      Spread    Avg Assets
                                             (%)         (%)           (%)
Short Name                                   LTM         LTM           LTM
AMB Financial Corp.                        36.00        3.09          0.04
CCF Holding Company                         5.58        3.33          0.17
Community Investors Bancorp                33.12        3.00          0.15
CKF Bancorp Inc.                           34.93        2.43          0.00
Indiana Community Bank SB                  34.78        3.95          0.51
Logansport Financial Corp.                 35.57        2.89          0.02
Lexington B&L Financial Corp.              34.94        1.82          0.03
Mississippi View Holding Co.               38.04        2.99          0.00
StateFed Financial Corporation             35.32        2.76          0.04
Sobieski Bancorp Inc.                      38.86        2.59            -
Scotland Bancorp Inc                       35.88        2.98          0.03
SouthFirst Bancshares Inc.                 78.03        3.11          0.02

Maximum                                    78.03        3.95          0.51
Minimum                                     5.58        1.82             -
Average                                    36.75        2.91          0.08
Median                                     35.45        2.99          0.03

SOURCE: SNL & F&C CALCULATIONS              16

FERGUSON & COMPANY
------------------

                            EXHIBIT II.6 - COMPARATIVES PRICING CHARACTERISTICS

                                                               Current    Current       Price/      Current
                                                                Stock      Market          LTM       Price/
             Abbreviated                                        Price       Value     Core EPS       Book V
Ticker       Name                   City               State      ($)        ($M)          (x)          (%)
AMFC         AMBFinancial-IN        Munster            IN      15.000       14.46         22.1        102.6
CCFH         CCFHoldingCo-GA        Jonesboro          GA      17.125       14.12         51.9        119.1
CIBI         CommunityInvrs-OH      Bucyrus            OH      15.250       14.17         15.4        129.0
CKFB         CKFBancorp-KY          Danville           KY      20.000       18.54         23.3        120.6
INCB         IndianaCommBkSB-IN     Lebanon            IN      15.250       14.06         31.8        124.3
LOGN         LogansprtFinCrp-IN     Logansport         IN      14.000       17.65         14.9        110.6
LXMO         LexingtonB&LFin-MO     Lexington          MO      16.125       17.54           NA        106.3
MIVI         MissViewHoldCo-MN      Little Falls       MN      15.125       12.38         17.8         97.3
SFFC         StateFedFinCorp-IA     Des Moines         IA      21.750       17.05         15.0        111.9
SOBI         SobieskiBancorp-IN     South Bend         IN      16.375       12.44         28.7         93.5
SSB          ScotlandBancorp-NC     Laurinburg         NC      17.188       32.89         24.6        127.8
SZB          SouthFstBncshrs-AL     Sylacauga          AL      17.000       14.40        100.0        107.5

Maximum                                                        21.750       32.89        100.0        129.0
Minimum                                                        14.000       12.38         14.9         93.5
Average                                                        16.682       16.64         31.4        112.5
Median                                                         16.250       14.43         23.3        111.2

SOURCE: SNL & F&C CALCUATIONS                17

FERGUSON & COMPANY
------------------

                   EXHIBIT II.6 - COMPARATIVES PRICING CHARACTETISTICS

                                                                 Tangible
              Current            Current      Total   Equity/     Equity/   Core       Core   Core
             Price/ T   Price/  Dividend     Assets    Assets    T Assets    EPS       ROAA   ROAE
               Book V   Assets     Yield     ($000)       (%)         (%)    ($)        (%)    (%)
Ticker            (%)      (%)       (%)        MRQ       MRQ         MRQ    LTM        LTM    LTM
AMFC            102.6     15.4      1.60     94,179      15.0        15.0   0.68       0.80   4.54
CCFH            119.1     17.0      3.21     86,940      14.3        14.3   0.33       0.42   2.37
CIBI            129.0     14.9      2.10     97,446      11.5        11.5   0.99       0.99   8.18
CKFB            120.6     30.8      2.50     60,197      23.7        23.7   0.86       1.29   5.05
INCB            124.3     15.4      2.36     91,329      12.4        12.4   0.48       0.50   3.92
LOGN            110.6     21.2      2.86     83,152      19.2        19.2   0.94       1.51   7.40
LXMO            106.3     29.4      1.86     59,748      27.6        27.6     NA       1.18   3.91
MIVI             97.3     17.8      1.06     69,755      18.3        18.3   0.85       1.01   5.56
SFFC            111.9     19.9      1.84     85,679      17.8        17.8   1.45       1.37   7.36
SOBI             93.5     15.7      1.71     79,080      15.4        15.4   0.57       0.57   3.28
SSB             127.8     47.3      1.75     69,479      37.0        37.0   0.70       1.71   4.69
SZB             107.5     15.0      2.94     92,910      14.0        14.0   0.17       0.16   1.13

Maximum         129.0     47.3      3.21     97,446      37.0        37.0   1.45       1.71   8.18
Minimum          93.5     14.9      1.06     59,748      11.5        11.5   0.17       0.16   1.13
Average         112.5     21.6      2.15     80,825      18.8        18.8   0.73       0.96   4.78
Median          111.2     17.4      1.98     84,416      16.6        16.6   0.70       1.00   4.62

SOURCE: SNL & F&C CALCULATIONS        18

FERGUSON & COMPANY
------------------

                      EXHIBIT II.6 - COMPARATIVES PRICING CHARACTERISTICS

              ROACE
             Before                           NPAs/    Price/     Core    Core    Core
              Extra       Merger    Current  Assets      Core      EPS    ROAA    ROAE
                (%)      Target?    Pricing     (%)       EPS      ($)     (%)     (%)
Ticker          LTM        (Y/N)       Date     MRQ       (x)      MRQ     MRQ     MRQ
AMFC            4.14        N     08/08/97     0.81      22.1     0.17    0.67    4.28
CCFH            1.49        N     08/08/97     0.34        NM    (0.13)  (0.47)  (3.13)
CIBI            5.53        N     08/08/97     0.72      14.1     0.27    1.01    8.86
CKFB            5.08        N     08/08/97     0.89      23.8     0.21    1.21    4.96
INCB            1.29        N     08/08/97       NA      25.4     0.15    0.60    4.77
LOGN            5.74        N     08/08/97     0.61      14.6     0.24    1.46    7.53
LXMO              NA        N     08/08/97     0.63      31.0     0.13    1.00    3.40
MIVI            3.76        N     08/08/97     0.21      18.0     0.21    1.01    5.86
SFFC            6.11        N     08/08/97       NA      12.7     0.43    1.55    8.78
SOBI            1.64        N     08/08/97     0.25      22.7     0.18    0.67    4.04
SSB             3.88        N     08/08/97      -        28.7     0.15    1.47    4.00
SZB             0.29        N     08/08/97     0.50      32.7     0.13    0.47    3.35

Maximum         6.11                           0.89      32.7     0.43    1.55    8.86
Minimum         0.29                            -        12.7    (0.13)  (0.47)  (3.13)
Average         3.54                           0.50      22.3     0.18    0.89    4.73
Median          3.88                           0.56      22.7     0.18    1.01    4.53

SOURCE: SNL & F&C CALCULATIONS     19

FERGUSON & COMPANY
------------------

                EXHIBIT II.7 - COMPARATIVE RISK CHARACTERISTICS

                                                NPAs + Loans                                         Net Loan
                                      NPAs/     90+ Pst Due/      NPAs/   Reserves/   Reserves/   Chargeoffs/
                                     Assets           Assets     Equity       Loans        NPAs     Avg Loans
                                        (%)              (%)        (%)         (%)         (%)           (%)
Short Name                              MRQ              MRQ        MRQ         MRQ         MRQ           MRQ
AMB Financial Corp.                    0.81             0.81       5.44        0.53       49.41         (0.02)
CCF Holding Company                    0.34             0.34       2.39        0.79      189.90          0.01
Community Investors Bancorp            0.72             0.72       6.26        0.62       65.53          0.10
CKF Bancorp Inc.                       0.89             1.48       3.75        0.20       20.00           -
Indiana Community Bank SB                NA               NA         NA        0.71          NA          0.91
Logansport Financial Corp.             0.61             0.61       3.18        0.38       44.88          0.11
Lexington B&L Financial Corp.          0.63             0.63       2.30        0.49       58.31           -
Mississippi View Holding Co.           0.21             0.25       1.15        1.93      592.47          0.11
StateFed Financial Corporation           NA               NA         NA          NA          NA            NA
Sobieski Bancorp Inc.                  0.25             0.25       1.61        0.35      102.04           -
Scotland Bancorp Inc                    -                -          -          0.50          NM           -
SouthFirst Bancshares Inc.             0.50             0.64       3.59        0.40       57.51           -

Maximum                                0.89             1.48       6.26        1.93      592.47          0.91
Minimum                                 -                -          -          0.20       20.00         (0.02)
Average                                0.50             0.57       2.97        0.63      131.12          0.11
Median                                 0.56             0.62       2.79        0.50       58.31           -

SOURCE: SNL & F&C CALCULATIONS           20

FERGUSON & COMPANY
------------------
                         EXHIBIT II.7 - COMPARATIVE RISK CHARACTERISTICS

                                               Intangible   One Year                Earn Assets/
                                     Loans/       Assets/   Cum Gap/         Net     Int Bearing
                                     Assets        Equity     Assets       Loans     Liabilities
                                        (%)           (%)        (%)      ($000)             (%)
Short Name                              MRQ           MRQ        MRY         MRQ            MRQ
AMB Financial Corp.                    75.67          -           NA       70,890         117.82
CCF Holding Company                    81.85          -           NA       70,600         110.17
Community Investors Bancorp            76.52          -           NA       74,110         112.79
CKF Bancorp Inc.                       89.94          -           NA       54,035         132.43
Indiana Community Bank SB              78.66          -        25.59       71,330         112.01
Logansport Financial Corp.             71.82          -           NA       59,490         122.75
Lexington B&L Financial Corp.          75.06          -           NA           NA         140.79
Mississippi View Holding Co.           64.36          -           NA       43,978         123.03
StateFed Financial Corporation            NA          -           NA           NA         116.34
Sobieski Bancorp Inc.                  73.21          -           NA       57,698         117.19
Scotland Bancorp Inc                   69.32          -           NA       47,923         160.05
SouthFirst Bancshares Inc.             72.25          -        (7.23)      66,757         111.43

Maximum                                89.94          -        25.59       74,110         160.05
Minimum                                64.36          -        (7.23)      43,978         110.17
Average                                75.33          -         9.18       61,681         123.07
Median                                 75.06          -         9.18       63,124         117.51

SOURCE: SNL & F&C CALCULATIONS        21

                                  EXHIBIT III

FERGUSON & COMPANY                 EXHIBIT III
------------------


SALIDA BUILDING AND LOAN ASSOCIATION
SALIDA, CO

                                          FINANCIAL HIGHLIGHTS

                                     1994      1995      1996   YTD 3/97
                                                ($000's)
BALANCE SHEET:
Total Assets                       51,139    59,290    70,615     74,699
% Change in Assets                   3.65     15.94     19.10       5.78
Total Loans                        37,401    46,476    58,557     62,320
Deposits                           44,480    47,927    53,946     55,700
Broker Originated Deposits            -         -         -          -

CAPITAL:
Equity Capital                      5,048     5,652     5,843      6,019
Tangible Capital                    5,048     5,662     5,840      6,019
Core Capital                        5,048     5,662     5,840      6,019
Risk-Based Capital                  5,365     6,062     6,292      6,459
Equity Capital/Total Assets          9.87      9.53      8.27       8.06
Core Capital/Risk Based Assets      19.89     17.65     13.71      13.22
Core Capital/Adj Tang Assets         9.87      9.55      8.27       8.06
Tangible Cap/Tangible Assets         9.87      9.55      8.27       8.06
Risk-Based Cap/Risk-Wt Assets       21.13     18.89     14.78      14.19

PROFITABILITY:
Net Income(Loss)                      715       576       178        179
Ret on Avg Assets Bef Ext Item       1.31      1.04      0.27       0.99
Return on Average Equity            13.96     10.77      3.06      12.07
Net Interest Income/Avg Assets       4.36      4.25      4.30       3.91
Noninterest Income/Avg Assets        0.38      0.44      0.30       0.43
Noninterest Expense/Avg Assets       2.89      2.96      3.60       2.94
Yield/Cost Spread                    4.53      4.34      4.38       4.14

LIQUIDITY:
Int Earn Assets/Int Bear Liab      105.50    105.25    102.79     100.83
Brokered Deposits/Tot Deposits        -         -         -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO        0.70      0.39      0.31       0.49
Nonaccrual Loans/Gross Loans         0.68      0.39      0.18       0.44
Nonaccrual Lns/Ln Loss Reserve      67.96     42.30     23.89      61.82
Repos Assets/Tot Assets               -         -         -         0.03
Net Chrg-Off/Av Adj Lns              0.06      0.03      0.11       0.29
Nonmtg 1-4 Constr&Conv Lns/TA        5.18      6.62      7.99       7.48

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF  1

FERGUSON & COMPANY                EXHIBIT III
------------------

SALIDA BUILDING AND LOAN ASSOCIATION
SALIDA, CO

                     SELECTED PEER GROUP RATIOS & RANKINGS
                                          1994     1995     1996  3/31/97
PEER GROUP CATEGORY                          3        3        3        3

CAPITAL:
Equity Capital/Total Assets               9.87     9.53     8.27     8.06
Peer Group Percentile                       63       50       36       33
Core Cap/Adj Tangible Assets              9.87     9.55     8.27     8.06
Peer Group Percentile                       64       53       40    35.00
Tangible Cap/Tangible Assets              9.87     9.55     8.27     8.06
Peer Group Percentile                       64       53       40       35
Risk-Based Cap/Risk-Wt Assets            21.13    18.89    14.78    14.19
Peer Group Percentile                    63.00    50.00    33.00    26.00

ASSET QUALITY:
Risk Assets/Total Assets                  5.18     6.62     8.05     7.51
Peer Group Percentile                       60       50       46       47
Risk Weighted Assts/Tot Assts            49.64    54.11    60.31    60.94
Peer Group Percentile                       52       36       20       20
Nonaccrual Loans/Gross Loans                 1        0        0        0
Peer Group Percentile                       32       44       53       40
Repos Assets/Tot Assets                    -        -        -       0.03
Peer Group Percentile                      100      100       39       47
90+ Day Del Loans/Gross Loans              -        -        -        -
Peer Group Percentile                      100      100      100      100
90Day P Due+NonAccr-(1-4)/LLR            40.57    41.84    23.89    61.82
Peer Group Percentile                       28       31       39       22

LIQUIDITY:
Avg Reg Liquidity Ratio                   9.08     7.49     5.62     5.54
Peer Group Percentile                       31       14        6        5

PROFITABILITY:
Ret on Avg Assets Bef Ext Item            1.31     1.04     0.27     0.99
Peer Group Percentile                       88       74       33       58
Return on Equity Capital                 13.05    10.19     3.05    11.90
Peer Group Percentile                       87       79       40       80
Int Earn Assets/Int Bear Liab           105.50   105.25   102.79   100.83
Peer Group Percentile                       47       38       20       13
Yield on Earning Assts                    7.56     8.35     8.69     8.40
Peer Group Percentile                       75       81       92       86
Cost of Funds                             3.03     4.00     4.31     4.26
Peer Group Percentile                       93       91       81       78
Yield/Cost Spread                         4.53     4.34     4.38     4.14
Peer Group Percentile                       94       95       95       92

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF   2

FERGUSON & COMPANY                  EXHIBIT III
------------------

SALIDA BUILDING AND LOAN ASSOCIATION
SALIDA, CO
                                                        FINANCIAL HIGHLIGHTS

                                                  6/30/96   9/30/96   12/31/96    3/31/97
                                                               ($000's)
BALANCE SHEET:
Total Assets                                       64,439    67,112     70,615     74,699
% Change in Assets                                   2.78      4.15       5.22       5.78
Total Loans                                        50,945    54,928     58,557     62,320
Deposits                                           50,884    52,722     53,946     55,700
Broker Originated Deposits                              -         -          -          -

CAPITAL:
Equity Capital                                      5,936     5,750      5,843      6,019
Tangible Capital                                    5,938     5,749      5,840      6,019
Core Capital                                        5,938     5,749      5,840      6,019
Risk-Based Capital                                  6,349     6,183      6,292      6,459
Equity Capital/Total Assets                          9.21      8.57       8.27       8.06
Core Capital/Risk Based Assets                      15.94     14.39      13.71      13.22
Core Capital/Adj Tang Assets                         9.21      8.57       8.27       8.06
Tangible Cap/Tangible Assets                         9.21      8.57       8.27       8.06
Risk-Based Cap/Risk-Wt Assets                       17.05     15.48      14.78      14.19

PROFITABILITY:
Net Income(Loss)                                      116      (188)        90        179
Ret on Avg Assets Bef Ext Item                       0.73     (1.14)      0.52       0.99
Return on Average Equity                             7.90    (12.87)      6.21      12.07
Net Interest Income/Avg Assets                       4.71      4.12       4.08       3.91
Noninterest Income/Avg Assets                       (0.06)     0.44       0.37       0.43
Noninterest Expense/Avg Assets                       3.07      4.90       3.44       2.94
Yield/Cost Spread                                    4.73      4.20       4.26       4.14

LIQUIDITY:
Int Earn Assets/Int Bear Liab                         105       104        103        101
Brokered Deposits/Tot Deposits                          -         -          -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                        0.14      0.20       0.31       0.49
Nonaccrual Loans/Gross Loans                         0.14      0.19       0.18       0.44
Nonaccrual Lns/Ln Loss Reserve                      17.76     24.88      23.89      61.82
Repos Assets/Tot Assets                                 -         -          -       0.03
Net Chrg-Off/Av Adj Lns                              0.34         -       0.03       0.29
Nonmtg 1-4 Constr&Conv Lns/TA                        8.22      8.42       7.99       7.48

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF      3

FERGUSON & COMPANY                  EXHIBIT III
------------------

SALIDA BUILDING AND LOAN ASSOCIATION
SALIDA, CO
                   SELECTED PEER GROUP RATIOS & RANKINGS

                                           6/30/96   9/30/96    12/31/96  3/31/97
Peer Group Category                              3         3           3        3
CAPITAL:
Equity Capital/Total Assets                   9.21      8.57        8.27     8.06
Peer Group Percentile                           46        42          36       33
Core Cap/Adj Tangible Assets                  9.21      8.57        8.27     8.06
Peer Group Percentile                           46        44          40       35
Tangible Cap/Tangible Assets                  9.21      8.57        8.27     8.06
Peer Group Percentile                           46        44          40       35
Risk-Based Cap/Risk-Wt Assets                17.05     15.48       14.78    14.19
Peer Group Percentile                           41        36          33       26

ASSET QUALITY:
Risk Assets/Total Assets                      8.22      8.42        8.05     7.51
Peer Group Percentile                           45        44          46       47
Risk Weighted Assts/Tot Assts                57.79     59.52       60.31    60.94
Peer Group Percentile                           25        22          20       20
Nonaccrual Loans/Gross Loans                  0.14      0.19        0.18     0.44
Peer Group Percentile                           61        54          53       40
Repos Assets/Tot Assets                          -         -           -     0.03
Peer Group Percentile                          100       100          39       47
90+ Day Del Loans/Gross Loans                    -         -           -        -
Peer Group Percentile                          100       100         100      100
90Day P Due+NonAccr-(1-4)/LLR                17.76     24.42       23.89    61.82
Peer Group Percentile                           46        41          39       22

LIQUIDITY:
Avg Reg Liquidity Ratio                       6.90      7.71        5.62     5.54
Peer Group Percentile                           15        25           6        5

PROFITABILITY:
Ret on Avg Assets Bef Ext Item                0.73     (1.14)       0.52     0.99
Peer Group Percentile                           43        20          26       58
Return on Equity Capital                      7.82    (13.08)       6.16    11.90
Peer Group Percentile                           53        24          36       80
Int Earn Assets/Int Bear Liab               105.29    103.68      102.79   100.83
Peer Group Percentile                           36        26          20       13
Yield on Earning Assts                        9.12      8.51        8.58     8.40
Peer Group Percentile                           97        85          86       86
Cost of Funds                                 4.40      4.31        4.32     4.26
Peer Group Percentile                           75        80          80       78
Yield/Cost Spread                             4.73      4.20        4.26     4.14
Peer Group Percentile                           97        93          92       92

SOURCE: TFAS, PUBLISHED BY SHESHUNOFF  4

                                  EXHIBIT IV

FERGUSON & COMPANY                EXHIBIT IV
------------------

AMERICAN SAVINGS, FSB
MUNSTER, IN
TICKER AMFC                                             FINANCIAL HIGHLIGHTS
-----------

                                                    1994    1995     1996   YTD 3/97
                                                            ($000's)
BALANCE SHEET:
Total Assets                                       65,575  69,829   85,390   92,961
% Change in Assets                                   0.66    6.49    22.28     8.87
Total Loans                                        52,091  54,932   67,562   69,227
Deposits                                           58,289  59,599   60,894   68,637
Broker Originated Deposits                           -        -        -        695

CAPITAL:
Equity Capital                                      5,633   6,314   11,192   11,274
Tangible Capital                                    5,807   6,195   11,162   11,342
Core Capital                                        5,807   6,195   11,162   11,342
Risk-Based Capital                                  6,122   6,540   11,502   11,677
Equity Capital/Total Assets                          8.59    9.04    13.11    12.13
Core Capital/Risk Based Assets                      16.39   16.62    24.13    22.17
Core Capital/Adj Tang Assets                         8.83    8.89    13.08    12.19
Tangible Cap/Tangible Assets                         8.83    8.89    13.08    12.19
Risk-Based Cap/Risk-Wt Assets                       17.28   17.55    24.86    22.82

PROFITABILITY:
Net Income(Loss)                                      384     375      389      196
Ret on Avg Assets Bef Ext Item                       0.59    0.55     0.49     0.88
Return on Average Equity                             6.97    6.28     3.77     6.98
Net Interest Income/Avg Assets                       3.97    3.69     3.47     3.56
Noninterest Income/Avg Assets                        0.59    0.48     0.68     0.54
Noninterest Expense/Avg Assets                       3.77    3.20     3.44     2.66
Yield/Cost Spread                                    4.22    3.91     3.21     3.34

LIQUIDITY:
Int Earn Assets/Int Bear Liab                      102.03  103.09   111.46   109.05
Brokered Deposits/Tot Deposits                          -      -         -     1.01

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                        1.75    1.26     0.89     1.21
Nonaccrual Loans/Gross Loans                         0.98    0.66     0.44     0.79
Nonaccrual Lns/Ln Loss Reserve                     126.68  102.50    85.92   155.71
Repos Assets/Tot Assets                                 -       -        -        -
Net Chrg-Off/Av Adj Lns                             (0.18)   0.13     0.01     0.06
Nonmtg 1-4 Constr&Conv Lns/TA                       14.00   12.94    15.87    14.26

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF  1

FERGUSON & COMPANY               EXHIBIT IV
------------------

HERITAGE BANK
JONESBORO, GA
TICKER CCFH                                     FINANCIAL HIGHLIGHTS
-----------

                                          1994    1995     1996   YTD 3/97
                                                  ($000's)
BALANCE SHEET:
Total Assets                             67,917  78,822   87,898   86,409
% Change in Assets                        (4.49)  16.06    11.51    (1.69)
Total Loans                              44,468  47,263   64,699   72,012
Deposits                                 60,766  61,182   66,767   72,217
Broker Originated Deposits                 -        -        -        -

CAPITAL:
Equity Capital                            6,325  12,224   12,533   10,405
Tangible Capital                          6,325  12,212   12,514   10,447
Core Capital                              6,325  12,212   12,514   10,447
Risk-Based Capital                        6,678  12,619   13,065   10,769
Equity Capital/Total Assets                9.31   15.51    14.26    12.04
Core Capital/Risk Based Assets            22.44   37.51    26.50    20.59
Core Capital/Adj Tang Assets               9.31   15.50    14.24    12.08
Tangible Cap/Tangible Assets               9.31   15.50    14.24    12.08
Risk-Based Cap/Risk-Wt Assets             23.69   38.76    27.67    21.22

PROFITABILITY:
Net Income(Loss)                            632     562      306      (68)
Ret on Avg Assets Bef Ext Item             0.91    0.77     0.38    (0.31)
Return on Average Equity                  10.37    6.06     2.47    (2.37)
Net Interest Income/Avg Assets             3.64    3.33     3.65     3.50
Noninterest Income/Avg Assets              0.66    0.71     0.72     1.14
Noninterest Expense/Avg Assets             2.87    2.88     3.76     5.01
Yield/Cost Spread                          3.71    3.13     3.39     3.41

LIQUIDITY:
Int Earn Assets/Int Bear Liab            105.19  114.00   109.96   106.84
Brokered Deposits/Tot Deposits              -       -        -        -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              0.45    0.76     0.58     0.46
Nonaccrual Loans/Gross Loans               0.44    0.72     0.56     0.46
Nonaccrual Lns/Ln Loss Reserve            46.77   86.36    69.10    59.40
Repos Assets/Tot Assets                     -       -        -        -
Net Chrg-Off/Av Adj Lns                     -      0.05    (0.01)    0.01
Nonmtg 1-4 Constr&Conv Lns/TA              2.53    2.60    14.32    15.21

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF    2

FERGUSON & COMPANY                 EXHIBIT IV
------------------


FIRST FS&LA
BUCYRUS, OH
TICKER CIBI                                   FINANCIAL HIGHLIGHTS
-----------

                                         1994      1995      1996   YTD 3/97
                                                     ($000's)
BALANCE SHEET:
Total Assets                           79,922    82,948    95,274     97,007
% Change in Assets                       5.42      3.79     14.86       1.82
Total Loans                            58,297    62,038    72,268     73,654
Deposits                               70,751    71,230    70,358     72,133
Broker Originated Deposits                -         -         -          -

CAPITAL:
Equity Capital                          5,570     9,784     9,846     10,196
Tangible Capital                        5,570     9,772     9,708     10,164
Core Capital                            5,570     9,772     9,708     10,164
Risk-Based Capital                      5,918    10,143    10,123     10,574
Equity Capital/Total Assets              6.97     11.80     10.33      10.51
Core Capital/Risk Based Assets          14.32     24.10     21.91      19.64
Core Capital/Adj Tang Assets             6.97     11.78     10.20      10.48
Tangible Cap/Tangible Assets             6.97     11.78     10.20      10.48
Risk-Based Cap/Risk-Wt Assets           15.21     25.01     22.84      20.43

PROFITABILITY:
Net Income(Loss)                          682       787       612        257
Ret on Avg Assets Bef Ext Item           0.88      0.97      0.68       1.07
Return on Average Equity                13.00     10.25      6.17      10.26
Net Interest Income/Avg Assets           3.22      3.23      3.48       3.24
Noninterest Income/Avg Assets            0.18      0.27      0.28       0.26
Noninterest Expense/Avg Assets           1.81      1.82      2.51       1.80
Yield/Cost Spread                        3.07      2.91      3.13       3.01

LIQUIDITY:
Int Earn Assets/Int Bear Liab          107.32    110.86    108.62     107.02
Brokered Deposits/Tot Deposits            -         -         -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO            1.06      1.09      0.91       0.95
Nonaccrual Loans/Gross Loans             0.74      0.87       -          -
Nonaccrual Lns/Ln Loss Reserve         110.91    131.58       -          -
Repos Assets/Tot Assets                   -         -         -         0.06
Net Chrg-Off/Av Adj Lns                  0.17      0.30      0.41        -
Nonmtg 1-4 Constr&Conv Lns/TA            4.39      4.92      4.72       4.71

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF  3

FERGUSON & COMPANY                 EXHIBIT IV
------------------

CENTRAL KENTUCKY FSB
DANVILLE, KY
TICKER CKFB                                 FINANCIAL HIGHLIGHTS
-----------

                                           1994      1995      1996   YTD 3/97
                                                       ($000's)
BALANCE SHEET:
Total Assets                             56,377    56,545    60,014     60,222
% Change in Assets                        12.64      0.30      6.13       0.35
Total Loans                              45,441    49,997    53,544     54,397
Deposits                                 44,273    43,126    44,762     43,732
Broker Originated Deposits                  -         -         -          -

CAPITAL:
Equity Capital                           11,290    12,295    12,431     12,682
Tangible Capital                         10,989    11,781    11,967     12,224
Core Capital                             10,989    11,781    11,967     12,224
Risk-Based Capital                       11,065    11,881    12,074     12,353
Equity Capital/Total Assets               20.03     21.74     20.71      21.06
Core Capital/Risk Based Assets            39.04     33.63     35.07      35.22
Core Capital/Adj Tang Assets              19.65     21.03     20.10      20.45
Tangible Cap/Tangible Assets              19.65     21.03     20.10      20.45
Risk-Based Cap/Risk-Wt Assets             39.31     33.92     35.38      35.59

PROFITABILITY:
Net Income(Loss)                            542       764       827        205
Ret on Avg Assets Bef Ext Item             1.02      1.35      1.40       1.36
Return on Average Equity                   6.39      6.48      6.55       6.53
Net Interest Income/Avg Assets             2.98      3.83      3.71       3.64
Noninterest Income/Avg Assets              0.16      0.16      0.65       0.19
Noninterest Expense/Avg Assets             1.60      1.87      2.27       1.62
Yield/Cost Spread                          2.46      3.08      2.87       2.76

LIQUIDITY:
Int Earn Assets/Int Bear Liab            123.66    125.92    123.97     124.83
Brokered Deposits/Tot Deposits              -         -         -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO              1.48      1.09      1.25       1.20
Nonaccrual Loans/Gross Loans                -        0.00      0.16       0.14
Nonaccrual Lns/Ln Loss Reserve              -        2.00     81.31      58.91
Repos Assets/Tot Assets                     -         -         -         0.50
Net Chrg-Off/Av Adj Lns                     -         -         -          -
Nonmtg 1-4 Constr&Conv Lns/TA             10.51     13.09     12.79      12.79

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF  4

FERGUSON & COMPANY                      EXHIBIT IV
------------------


INDIANA COMMTY BK SB
LEBANON, IN
TICKER INCB                             FINANCIAL HIGHLIGHTS
-----------

                                       1994      1995       1996   YTD 3/97
                                                   ($000's)
BALANCE SHEET:
Total Assets                         88,347    90,666     89,476     91,582
% Change in Assets                    (0.41)     2.62      (1.31)      2.35
Securities-Book Value                10,314     9,320      5,657      7,769
Securities-Fair Value                10,045     9,409      5,711      7,793
Total Loans & Leases                 69,380    72,948     72,836     71,839
Total Deposits                       73,660    75,566     77,062     79,222
Loan/Deposit Ratio                    94.19     96.54      94.52      90.68
Provision for Loan Losses                92       245        303         72

CAPITAL:
Equity Capital                       13,736    14,105     11,316     11,311
Total Qualifying Capital(Est)        14,135    14,609     11,918     11,821
Equity Capital/Average Assets         15.52     15.76      12.37      12.49
Tot Qual Cap/Rk Bsd Asts(Est)         23.85     23.66      18.85      19.00
Tier 1 Cap/Rsk Bsed Asts(Est)         23.02     22.94      17.90      18.18
T1 Cap/Avg Assets(Lev Est)            15.74     15.40      12.57      12.49
Dividends Declared/Net Income           -       38.38   2,305.22     122.06

PROFITABILITY:
Net Income(Loss)                         78       693        134        136
Return on Average Assets               0.09      0.77       0.15       0.60
Return on Average Equity Cap           0.80      4.98       1.07       4.81
Net Interest Margin                    3.67      4.61       4.53       4.65
Net Int Income/Avg Assets              3.43      4.35       4.24       4.40
Noninterest Income/Avg Assets          0.59      0.78       0.88       0.79
Noninterest Exp/Avg Assets             3.14      3.64       4.55       3.91

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                0.37      0.27       0.16       0.20
NPA's/Equity + LLR                     1.82      1.36       0.95       1.24
LLR/Nonperf & Restrcd Lns            188.80    225.25     532.74     346.94
Foreclosed RE/Total Assets              -         -          -          -
90+ Day Del Loans/Total Loans          0.37      0.27       0.16       0.02
Loan Loss Reserves/Total Lns           0.70      0.61       0.83       0.71
Net Charge-Offs/Average Loans          0.13      0.40       0.51       0.23
Dom Risk R/E Lns/Tot Dom Lns           6.47      7.33      10.96       8.53

LIQUIDITY:
Brokered Dep/Total Dom Deps             -         -          -          -
$100M+ Time Dep/Total Dom Dep          3.32      7.66       8.99       9.38
Int Earn Assets/Int Bear Liab        116.06    115.56     112.52     112.47
Pledged Sec/Total Sec                   -       26.82      22.98      38.62
Fair Value Sec/Amort Cost Sec         97.39    100.33     100.56     100.17

SOURCE: BANKSOURCE, PUBLISHED BY SHESHUNOFF   5

FERGUSON & COMPANY                 EXHIBIT IV
------------------


LOGANSPORT SAVINGS BANK, FSB
LOGANSPORT, IN
TICKER LOGN                                   FINANCIAL HIGHLIGHTS
-----------

                                          1994      1995      1996   YTD 3/97
                                                       ($000's)
BALANCE SHEET:
Total Assets                            59,452    70,750    77,574     78,772
% Change in Assets                        5.73     19.00      9.65       1.54
Total Loans                             43,691    49,058    57,068     57,126
Deposits                                51,202    52,502    57,396     59,389
Broker Originated Deposits                 -         -         -          -

CAPITAL:
Equity Capital                           6,935    16,672    16,861     15,162
Tangible Capital                         7,131    16,671    17,018     15,337
Core Capital                             7,131    16,671    17,018     15,337
Risk-Based Capital                       7,337    16,894    17,254     15,576
Equity Capital/Total Assets              11.66     23.56     21.74      19.25
Core Capital/Risk Based Assets           21.31     42.94     40.57      36.17
Core Capital/Adj Tang Assets             11.93     23.56     21.89      19.43
Tangible Cap/Tangible Assets             11.93     23.56     21.89      19.43
Risk-Based Cap/Risk-Wt Assets            21.93     43.51     41.13      36.74

PROFITABILITY:
Net Income(Loss)                           734       851       869        289
Ret on Avg Assets Bef Ext Item            1.27      1.31      1.17       1.48
Return on Average Equity                 11.01      7.21      5.24       7.22
Net Interest Income/Avg Assets            3.27      3.19      3.53       3.60
Noninterest Income/Avg Assets             0.30      0.48      0.33       0.24
Noninterest Expense/Avg Assets            1.66      1.58      2.03       1.48
Yield/Cost Spread                         3.09      2.69      2.77       2.92

LIQUIDITY:
Int Earn Assets/Int Bear Liab           108.43    125.00    124.78     118.92
Brokered Deposits/Tot Deposits             -         -         -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             0.64      0.63      0.71       0.62
Nonaccrual Loans/Gross Loans               -         -         -          -
Nonaccrual Lns/Ln Loss Reserve             -         -         -          -
Repos Assets/Tot Assets                    -         -         -          -
Net Chrg-Off/Av Adj Lns                    -        0.01     (0.00)       -
Nonmtg 1-4 Constr&Conv Lns/TA             3.71      5.36      7.22       6.34

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF  6

FERGUSON & COMPANY                 EXHIBIT IV
------------------


B&L BANK
LEXINGTON, MO
TICKER LXMO                                FINANCIAL HIGHLIGHTS
-----------

                                         1994      1995      1996   YTD 3/97
                                                     ($000's)
BALANCE SHEET:
Total Assets                           46,467    50,525    59,569     57,636
% Change in Assets                      (2.21)     8.73     17.90      (3.25)
Total Loans                            40,094    41,115    45,593     44,852
Deposits                               39,373    42,864    45,457     43,310
Broker Originated Deposits                -         -         -          -

CAPITAL:
Equity Capital                          6,671     7,339    13,810     13,045
Tangible Capital                        6,671     7,315    13,805     13,027
Core Capital                            6,671     7,315    13,805     13,027
Risk-Based Capital                      6,826     7,426    13,940     13,189
Equity Capital/Total Assets             14.36     14.53     23.18      22.63
Core Capital/Risk Based Assets          27.93     29.05     46.46      44.48
Core Capital/Adj Tang Assets            14.36     14.48     23.18      22.61
Tangible Cap/Tangible Assets            14.36     14.48     23.18      22.61
Risk-Based Cap/Risk-Wt Assets           28.58     29.49     46.92      45.03

PROFITABILITY:
Net Income(Loss)                          609       430       426        147
Ret on Avg Assets Bef Ext Item           1.30      0.89      0.76       1.00
Return on Average Equity                 9.51      6.14      3.77       4.38
Net Interest Income/Avg Assets           3.57      3.30      2.97       3.46
Noninterest Income/Avg Assets            0.29      0.09      0.23       0.22
Noninterest Expense/Avg Assets           1.79      1.72      2.12       1.98
Yield/Cost Spread                        3.20      2.75      2.11       2.47

LIQUIDITY:
Int Earn Assets/Int Bear Liab          114.52    114.11    127.10     124.91
Brokered Deposits/Tot Deposits            -         -         -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO            0.91      1.30      1.28       1.10
Nonaccrual Loans/Gross Loans             0.91      1.23      1.28       1.06
Nonaccrual Lns/Ln Loss Reserve         206.18    252.74    292.54     293.21
Repos Assets/Tot Assets                   -         -         -         0.02
Net Chrg-Off/Av Adj Lns                   -         -         -          -
Nonmtg 1-4 Constr&Conv Lns/TA            3.37      2.77      3.00       3.27

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF  7

FERGUSON & COMPANY               EXHIBIT IV
------------------

COMMUNITY FS&LA
LITTLE FALLS, MN
TICKER MIVI                              FINANCIAL HIGHLIGHTS
-----------

                                           1994      1995      1996     YTD 3/97
                                                         ($000's)
BALANCE SHEET:
Total Assets                               62,111    69,212    70,306    69,756
% Change in Assets                          (4.36)    11.43      1.58     (0.78)
Total Loans                                44,310    43,438    44,095    44,270
Deposits                                   55,312    54,689    56,426    55,957
Broker Originated Deposits                    -         -         -         -

CAPITAL:
Equity Capital                              6,137    10,912    11,504    11,703
Tangible Capital                            6,043    10,692    10,639    10,848
Core Capital                                6,043    10,692    10,639    10,848
Risk-Based Capital                          6,419    11,092    11,068    11,280
Equity Capital/Total Assets                  9.88     15.77     16.36     16.78
Core Capital/Risk Based Assets              18.90     32.13     31.25     31.80
Core Capital/Adj Tang Assets                 9.74     15.50     15.32     15.74
Tangible Cap/Tangible Assets                 9.74     15.50     15.32     15.74
Risk-Based Cap/Risk-Wt Assets               20.08     33.33     32.51     33.06

PROFITABILITY:
Net Income(Loss)                              414       837       520       197
Ret on Avg Assets Bef Ext Item               0.65      1.27      0.74      1.13
Return on Average Equity                     7.03      9.82      4.81      6.79
Net Interest Income/Avg Assets               3.40      3.80      3.47      3.64
Noninterest Income/Avg Assets                0.40      0.55      0.43      0.31
Noninterest Expense/Avg Assets               2.40      2.26      2.70      1.96
Yield/Cost Spread                            3.23      3.47      2.94      3.05

LIQUIDITY:
Int Earn Assets/Int Bear Liab              108.61    115.61    118.25    117.67
Brokered Deposits/Tot Deposits                -         -         -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                0.09      0.22      0.59      0.47
Nonaccrual Loans/Gross Loans                 0.05       -        0.38      0.18
Nonaccrual Lns/Ln Loss Reserve               2.06       -       19.73      9.36
Repos Assets/Tot Assets                       -         -         -        0.05
Net Chrg-Off/Av Adj Lns                     (0.03)     0.33      0.02      0.11
Nonmtg 1-4 Constr&Conv Lns/TA                5.96      2.47      2.85      2.80

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF    8

FERGUSON & COMPANY                  EXHIBIT IV
------------------                  ----------

STATE FS&LA OF DES MOINES
DES MOINES, IA
TICKER SFFC                                      FINANCIAL HIGHLIGHTS
-----------

                                            1994      1995      1996    YTD 3/97
                                                         ($000's)
BALANCE SHEET:
Total Assets                                64,977    71,246    79,668    81,709
% Change in Assets                            0.12      9.65     11.82      2.56
Total Loans                                 54,307    60,444    67,706    67,318
Deposits                                    46,043    46,201    49,422    51,482
Broker Originated Deposits                     -         396     1,584     1,683

CAPITAL:
Equity Capital                              10,101    10,067     9,883    10,144
Tangible Capital                             9,641     9,537     9,489     9,079
Core Capital                                 9,641     9,537     9,489     9,079
Risk-Based Capital                           9,845     9,765     9,741     9,333
Equity Capital/Total Assets                  15.55     14.13     12.41     12.41
Core Capital/Risk Based Assets               27.98     24.47     20.28     18.92
Core Capital/Adj Tang Assets                 15.14     13.63     12.08     11.27
Tangible Cap/Tangible Assets                 15.14     13.63     12.08     11.27
Risk-Based Cap/Risk-Wt Assets                28.57     25.05     20.82     19.45

PROFITABILITY:
Net Income(Loss)                               803       729       709       234
Ret on Avg Assets Bef Ext Item                1.24      1.07      0.95      1.16
Return on Average Equity                      9.56      7.23      6.85      9.35
Net Interest Income/Avg Assets                3.83      3.46      3.32      3.14
Noninterest Income/Avg Assets                 0.28      0.35      0.44      0.39
Noninterest Expense/Avg Assets                2.05      2.02      2.27      1.62
Yield/Cost Spread                             3.51      2.90      2.91      2.85

LIQUIDITY:
Int Earn Assets/Int Bear Liab               117.65    114.08    109.89    109.26
Brokered Deposits/Tot Deposits                 -        0.86      3.21      3.27

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                 0.22      0.64      2.27      2.39
Nonaccrual Loans/Gross Loans                  0.21       -        0.95      0.89
Nonaccrual Lns/Ln Loss Reserve               57.84       -      260.71    233.86
Repos Assets/Tot Assets                        -         -         -         -
Net Chrg-Off/Av Adj Lns                       0.07       -         -        0.02
Nonmtg 1-4 Constr&Conv Lns/TA                28.11     27.78     27.96     26.17


SOURCE: TAFS, PUBLISHED BY SHESUNOFF   9

FERGUSON & COMPANY                    EXHIBIT IV
------------------

SOBIESKI FS&LA
SOUTH BEND, IN
TICKER SOBI                               FINANCIAL HIGHLIGHTS
-----------

                                             1994      1995      1996    YTD 3/97
                                                          ($000's)
BALANCE SHEET:
Total Assets                                70,694    72,595    75,773    76,285
% Change in Assets                           (4.11)     2.69      4.38      0.68
Total Loans                                 49,594    45,893    52,234    55,213
Deposits                                    64,309    61,399    59,714    59,045
Broker Originated Deposits                       -         -         -         -

CAPITAL:
Equity Capital                               5,917    10,002     9,321     8,803
Tangible Capital                             5,917     9,964     9,331     8,814
Core Capital                                 5,917     9,964     9,331     8,814
Risk-Based Capital                           6,117    10,164     9,531     9,014
Equity Capital/Total Assets                   8.37     13.78     12.30     11.54
Core Capital/Risk Based Assets               19.89     35.15     29.37     27.61
Core Capital/Adj Tang Assets                  8.37     13.73     12.31     11.55
Tangible Cap/Tangible Assets                  8.37     13.73     12.31     11.55
Risk-Based Cap/Risk-Wt Assets                20.56     35.86     30.00     28.24

PROFITABILITY:
Net Income(Loss)                               686       363        74       106
Ret on Avg Assets Bef Ext Item                0.95      0.57      0.10      0.56
Return on Average Equity                     12.25      5.09      0.76      4.68
Net Interest Income/Avg Assets                3.53      3.02      2.92      3.04
Noninterest Income/Avg Assets                 0.22      0.23      0.37      0.27
Noninterest Expense/Avg Assets                2.20      2.40      3.08      2.41
Yield/Cost Spread                             3.45      2.84      2.69      2.88

LIQUIDITY:
Int Earn Assets/Int Bear Liab               105.04    109.97    107.58    108.24
Brokered Deposits/Tot Deposits                   -         -         -         -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO                 0.30      0.17      0.38      0.37
Nonaccrual Loans/Gross Loans                     -         -         -         -
Nonaccrual Lns/Ln Loss Reserve                   -         -         -         -
Repos Assets/Tot Assets                          -         -         -         -
Net Chrg-Off/Av Adj Lns                          -         -         -         -
Nonmtg 1-4 Constr&Conv Lns/TA                 0.50      3.57      4.53      4.85

SOURCE: TAFS, PUBLISHED BY SHESUNOFF          10

FERGUSON & COMPANY             EXHIBIT IV
------------------

SCOTLAND SVGS BK
LAURINBURG, NC
TICKER SSB                                FINANCIAL HIGHLIGHTS
----------

                                              1994      1995      1996  YTD 3/97
                                                         ($000's)
BALANCE SHEET:
Total Assets                                57,740    58,049    60,714    61,900
% Change in Assets                            4.30      0.54      4.59      1.95
Securities-Book Value                       14,250    11,806    11,018    10,424
Securities-Fair Value                       14,086    11,912    11,081    10,472
Total Loans & Leases                        37,296    42,003    46,305    47,559
Total Deposits                              49,124    48,346    42,432    43,616
Loan/Deposit Ratio                              76        87       109       109
Provision for Loan Losses                       25        12        24         6

CAPITAL:
Equity Capital                               7,921     8,860    17,136    17,236
Total Qualifying Capital(Est)                7,897     8,609    16,834    16,983
Equity Capital/Average Assets                14.01     15.30     26.95     28.21
Tot Qual Cap/Rk Bsd Asts(Est)                30.02     30.65     57.41     56.52
Tier 1 Cap/Rsk Bsed Asts(Est)                29.25     29.89     56.62     55.73
T1 Cap/Avg Assets(Lev Est)                   13.05     14.11     27.12     27.40
Dividends Declared/Net Income                 -         -        30.14     40.60

PROFITABILITY:
Net Income(Loss)                               577       700       647       234
Return on Average Assets                      1.02      1.21      1.02      1.53
Return on Average Equity Cap                  7.69      8.34      4.08      5.45
Net Interest Margin                           3.89      3.82      4.30      4.70
Net Int Income/Avg Assets                     3.82      3.73      4.11      4.48
Noninterest Income/Avg Assets                 0.27      0.11      0.09      0.07
Noninterest Exp/Avg Assets                    2.44      1.96      2.58      2.05

ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                       -         -         0.07      -
NPA's/Equity + LLR                            -         -         0.18      -
LLR/Nonperf & Restrcd Lns                     -         -       745.16      -
Foreclosed RE/Total Assets                    -         -         -         -
90+ Day Del Loans/Total Loans                 -         -         0.07      -
Loan Loss Reserves/Total Lns                  0.54      0.51      0.50      0.50
Net Charge-Offs/Average Loans                 -         -         0.02      -
Dom Risk R/E Lns/Tot Dom Lns                  7.58      6.59      6.50      6.28

LIQUIDITY:
Brokered Dep/Total Dom Deps                   -         -         -         -
$100M+ Time Dep/Total Dom Dep                 7.36      8.60      6.66      5.60
Int Earn Assets/Int Bear Liab               115.85    118.12    142.09    139.70
Pledged Sec/Total Sec                         2.55      6.02      5.95      6.16
Fair Value Sec/Amort Cost Sec               101.29    107.31    108.53    108.16

SOURCE: BANKSOURCE, PUBLISHED BY SHESHUNOFF      11

FERGUSON & COMPANY                 EXHIBIT IV
------------------


FIRST FEDERAL OF THE SOUTH
SYLACAUGA, AL
TICKER SZB                                  FINANCIAL HIGHLIGHTS
----------

                                          1994      1995      1996    YTD 3/97
                                                       ($000's)
BALANCE SHEET:
Total Assets                            83,109    84,825    92,006     91,683
% Change in Assets                        3.76      2.06      8.47      (0.35)
Total Loans                             50,193    55,220    66,513     67,215
Deposits                                68,743    65,110    64,887     63,824
Broker Originated Deposits                   -         -         -          -

CAPITAL:
Equity Capital                           7,606    11,681    12,565     12,678
Tangible Capital                         7,606    11,041    11,785     11,962
Core Capital                             7,606    11,041    11,785     11,962
Risk-Based Capital                       7,805    11,243    11,988     12,180
Equity Capital/Total Assets               9.15     13.77     13.66      13.83
Core Capital/Risk Based Assets           21.51     24.82     22.98      22.18
Core Capital/Adj Tang Assets              9.15     13.12     12.92      13.15
Tangible Cap/Tangible Assets              9.15     13.12     12.92      13.15
Risk-Based Cap/Risk-Wt Assets            22.08     25.27     23.37      22.58

PROFITABILITY:
Net Income(Loss)                           333       625       331         (9)
Ret on Avg Assets Bef Ext Item            0.41      0.74      0.37      (0.04)
Return on Average Equity                  4.49      6.48      2.76      (0.29)
Net Interest Income/Avg Assets            3.52      3.46      3.56       3.80
Noninterest Income/Avg Assets             0.78      1.37      0.92       0.74
Noninterest Expense/Avg Assets            3.49      3.62      3.92       3.92
Yield/Cost Spread                         3.50      3.26      3.17       3.50

LIQUIDITY:
Int Earn Assets/Int Bear Liab           106.07    112.86    112.33     112.53
Brokered Deposits/Tot Deposits               -         -         -          -

ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO             0.91      0.69      0.73       0.69
Nonaccrual Loans/Gross Loans              0.41      0.22      0.18       0.27
Nonaccrual Lns/Ln Loss Reserve           98.68     51.50     53.39      67.04
Repos Assets/Tot Assets                      -         -         -       0.17
Net Chrg-Off/Av Adj Lns                  (0.32)     0.25      0.02       0.01
Nonmtg 1-4 Constr&Conv Lns/TA             0.06      0.05      0.04       0.69

SOURCE: TAFS, PUBLISHED BY SHESHUNOFF       12

                                   EXHIBIT V

FERGUSON & COMPANY           EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                  Deposit                         Current
                                                                                  Insurance                         Stock
                                                                                  Agency                            Price
Ticker Short Name                        City                        State Region (BIF/SAIF) Exchange   IPO Date      ($)
AADV   Advantage Bancorp Inc.            Kenosha                     WI    MW     SAIF       NASDAQ     03/23/92    42.000
ABBK   Abington Bancorp Inc.             Abington                    MA    NE     BIF        NASDAQ     06/10/86    30.250
ABCL   Alliance Bancorp Inc.             Hinsdale                    IL    MW     SAIF       NASDAQ     07/07/92    31.375
ABCW   Anchor BanCorp Wisconsin          Madison                     WI    MW     SAIF       NASDAQ     07/16/92    50.500
AFCB   Affiliated Community Bancorp      Waltham                     MA    NE     SAIF       NASDAQ     10/19/95    24.750
AHM    Ahmanson & Company (H.F.)         Irwindale                   CA    WE     SAIF       NYSE       10/25/72    49.688
ALBK   ALBANK Financial Corp.            Albany                      NY    MA     SAIF       NASDAQ     04/01/92    37.250
AMFC   AMB Financial Corp.               Munster                     IN    MW     SAIF       NASDAQ     04/01/96    15.000
ANDB   Andover Bancorp Inc.              Andover                     MA    NE     BIF        NASDAQ     05/08/86    30.125
ASBI   Ameriana Bancorp                  New Castle                  IN    MW     SAIF       NASDAQ     03/02/87    18.500
ASBP   ASB Financial Corp.               Portsmouth                  OH    MW     SAIF       NASDAQ     05/11/95    12.250
ASFC   Astoria Financial Corp.           Lake Success                NY    MA     SAIF       NASDAQ     11/18/93    47.125
BANC   BankAtlantic Bancorp Inc.         Fort Lauderdale             FL    SE     SAIF       NASDAQ     11/29/83    16.625
BDJI   First Federal Bancorporation      Bemidji                     MN    MW     SAIF       NASDAQ     04/04/95    21.000
BFD    BostonFed Bancorp Inc.            Burlington                  MA    NE     SAIF       AMSE       10/24/95    19.625
BFSB   Bedford Bancshares Inc.           Bedford                     VA    SE     SAIF       NASDAQ     08/22/94    24.250
BKC    American Bank of Connecticut      Waterbury                   CT    NE     BIF        AMSE       12/01/81    37.875
BKCT   Bancorp Connecticut Inc.          Southington                 CT    NE     BIF        NASDAQ     07/03/86    27.250
BKUNA  BankUnited Financial Corp.        Coral Gables                FL    SE     SAIF       NASDAQ     12/11/85    10.875
BVCC   Bay View Capital Corp.            San Mateo                   CA    WE     SAIF       NASDAQ     05/09/86    25.750
CAFI   Camco Financial Corp.             Cambridge                   OH    MW     SAIF       NASDAQ           NA    18.500
CAPS   Capital Savings Bancorp Inc.      Jefferson City              MO    MW     SAIF       NASDAQ     12/29/93    16.000
CASB   Cascade Financial Corp.           Everett                     WA    WE     SAIF       NASDAQ     09/16/92    14.000
CASH   First Midwest Financial Inc.      Storm Lake                  IA    MW     SAIF       NASDAQ     09/20/93    17.375
CATB   Catskill Financial Corp.          Catskill                    NY    MA     BIF        NASDAQ     04/18/96    17.000
CBCI   Calumet Bancorp Inc.              Dolton                      IL    MW     SAIF       NASDAQ     02/20/92    41.375
CBSA   Coastal Bancorp Inc.              Houston                     TX    SW     SAIF       NASDAQ           NA    30.250
CBSB   Charter Financial Inc.            Sparta                      IL    MW     SAIF       NASDAQ     12/29/95    21.438
CEBK   Central Co-operative Bank         Somerville                  MA    NE     BIF        NASDAQ     10/24/86    19.250
CENF   CENFED Financial Corp.            Pasadena                    CA    WE     SAIF       NASDAQ     10/25/91    34.375
CFB    Commercial Federal Corp.          Omaha                       NE    MW     SAIF       NYSE       12/31/84    39.438
CFFC   Community Financial Corp.         Staunton                    VA    SE     SAIF       NASDAQ     03/30/88    22.750
CFSB   CFSB Bancorp Inc.                 Lansing                     MI    MW     SAIF       NASDAQ     06/22/90    27.000
CFTP   Community Federal Bancorp         Tupelo                      MS    SE     SAIF       NASDAQ     03/26/96    17.750
CFX    CFX Corp.                         Keene                       NH    NE     BIF        AMSE       02/12/87    19.000
CIBI   Community Investors Bancorp       Bucyrus                     OH    MW     SAIF       NASDAQ     02/07/95    15.250
CKFB   CKF Bancorp Inc.                  Danville                    KY    MW     SAIF       NASDAQ     01/04/95    20.000
CLAS   Classic Bancshares Inc.           Ashland                     KY    MW     SAIF       NASDAQ     12/29/95    14.750
CMRN   Cameron Financial Corp            Cameron                     MO    MW     SAIF       NASDAQ     04/03/95    17.500
CMSB   Commonwealth Bancorp Inc.         Norristown                  PA    MA     SAIF       NASDAQ     06/17/96    16.750
CMSV   Community Savings FA (MHC)        North Palm Beach            FL    SE     SAIF       NASDAQ     10/24/94    25.750
CNIT   CENIT Bancorp Inc.                Norfolk                     VA    SE     SAIF       NASDAQ     08/06/92    51.250
COFI   Charter One Financial             Cleveland                   OH    MW     SAIF       NASDAQ     01/22/88    52.375
CRZY   Crazy Woman Creek Bancorp         Buffalo                     WY    WE     SAIF       NASDAQ     03/29/96    13.875
CSA    Coast Savings Financial           Los Angeles                 CA    WE     SAIF       NYSE       12/23/85    45.813
CTZN   CitFed Bancorp Inc.               Dayton                      OH    MW     SAIF       NASDAQ     01/23/92    41.750
CVAL   Chester Valley Bancorp Inc.       Downingtown                 PA    MA     SAIF       NASDAQ     03/27/87    24.000
DIBK   Dime Financial Corp.              Wallingford                 CT    NE     BIF        NASDAQ     07/09/86    26.625
DIME   Dime Community Bancorp Inc.       Brooklyn                    NY    MA     BIF        NASDAQ     06/26/96    18.938
DME    Dime Bancorp Inc.                 New York                    NY    MA     BIF        NYSE       08/19/86    19.563
DNFC   D & N Financial Corp.             Hancock                     MI    MW     SAIF       NASDAQ     02/13/85    19.250
DSL    Downey Financial Corp.            Newport Beach               CA    WE     SAIF       NYSE       01/01/71    21.750
EBSI   Eagle Bancshares                  Tucker                      GA    SE     SAIF       NASDAQ     04/01/86    17.500
EFBI   Enterprise Federal Bancorp        West Chester                OH    MW     SAIF       NASDAQ     10/17/94    20.500
                                          Current
                                           Market
                                            Value
Ticker Short Name                            ($M)
AADV   Advantage Bancorp Inc.              135.82
ABBK   Abington Bancorp Inc.                56.01
ABCL   Alliance Bancorp Inc.               167.70
ABCW   Anchor BanCorp Wisconsin            228.48
AFCB   Affiliated Community Bancorp        160.02
AHM    Ahmanson & Company (H.F.)         4,836.42
ALBK   ALBANK Financial Corp.              477.73
AMFC   AMB Financial Corp.                  14.46
ANDB   Andover Bancorp Inc.                155.10
ASBI   Ameriana Bancorp                     59.76
ASBP   ASB Financial Corp.                  21.09
ASFC   Astoria Financial Corp.             988.60
BANC   BankAtlantic Bancorp Inc.           381.96
BDJI   First Federal Bancorporation         14.71
BFD    BostonFed Bancorp Inc.              116.72
BFSB   Bedford Bancshares Inc.              27.70
BKC    American Bank of Connecticut         87.33
BKCT   Bancorp Connecticut Inc.             69.04
BKUNA  BankUnited Financial Corp.           96.45
BVCC   Bay View Capital Corp.              334.22
CAFI   Camco Financial Corp.                59.47
CAPS   Capital Savings Bancorp Inc.         30.27
CASB   Cascade Financial Corp.              35.95
CASH   First Midwest Financial Inc.         47.50
CATB   Catskill Financial Corp.             80.24
CBCI   Calumet Bancorp Inc.                 87.33
CBSA   Coastal Bancorp Inc.                150.39
CBSB   Charter Financial Inc.               88.96
CEBK   Central Co-operative Bank            37.83
CENF   CENFED Financial Corp.              196.92
CFB    Commercial Federal Corp.            850.00
CFFC   Community Financial Corp.            29.01
CFSB   CFSB Bancorp Inc.                   137.59
CFTP   Community Federal Bancorp            82.16
CFX    CFX Corp.                           249.73
CIBI   Community Investors Bancorp          14.17
CKFB   CKF Bancorp Inc.                     18.54
CLAS   Classic Bancshares Inc.              19.25
CMRN   Cameron Financial Corp               46.39
CMSB   Commonwealth Bancorp Inc.           286.35
CMSV   Community Savings FA (MHC)          131.07
CNIT   CENIT Bancorp Inc.                   84.72
COFI   Charter One Financial             2,418.99
CRZY   Crazy Woman Creek Bancorp            13.25
CSA    Coast Savings Financial             852.85
CTZN   CitFed Bancorp Inc.                 360.66
CVAL   Chester Valley Bancorp Inc.          49.29
DIBK   Dime Financial Corp.                137.04
DIME   Dime Community Bancorp Inc.         247.95
DME    Dime Bancorp Inc.                 2,029.05
DNFC   D & N Financial Corp.               157.68
DSL    Downey Financial Corp.              581.45
EBSI   Eagle Bancshares                     99.04
EFBI   Enterprise Federal Bancorp           41.22

SOURCE: SNL & F&C CALCULATIONS              1

FERGUSON & COMPANY         EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------


                                                                                      Deposit                        Current
                                                                                      Insurance                        Stock
                                                                                      Agency                           Price
Ticker Short Name                          City                        State  Region  (BIF/SAIF)Exchange   IPO Date      ($)
EGFC   Eagle Financial Corp.               Bristol                     CT     NE      SAIF      NASDAQ     02/03/87    33.313
EIRE   Emerald Isle Bancorp Inc.           Quincy                      MA     NE      BIF       NASDAQ     09/08/86    20.375
EMLD   Emerald Financial Corp.             Strongsville                OH     MW      SAIF      NASDAQ           NA    14.250
EQSB   Equitable Federal Savings Bank      Wheaton                     MD     MA      SAIF      NASDAQ     09/10/93    38.750
FBBC   First Bell Bancorp Inc.             Pittsburgh                  PA     MA      SAIF      NASDAQ     06/29/95    16.375
FBCI   Fidelity Bancorp Inc.               Chicago                     IL     MW      SAIF      NASDAQ     12/15/93    21.500
FBHC   Fort Bend Holding Corp.             Rosenberg                   TX     SW      SAIF      NASDAQ     06/30/93    30.750
FBSI   First Bancshares Inc.               Mountain Grove              MO     MW      SAIF      NASDAQ     12/22/93    24.250
FCME   First Coastal Corp.                 Westbrook                   ME     NE      BIF       NASDAQ           NA    11.000
FED    FirstFed Financial Corp.            Santa Monica                CA     WE      SAIF      NYSE       12/16/83    33.375
FESX   First Essex Bancorp Inc.            Andover                     MA     NE      BIF       NASDAQ     08/04/87    16.625
FFBA   First Colorado Bancorp Inc.         Lakewood                    CO     SW      SAIF      NASDAQ     01/02/96    17.750
FFBI   First Financial Bancorp Inc.        Belvidere                   IL     MW      SAIF      NASDAQ     10/04/93    18.250
FFBS   FFBS BanCorp Inc.                   Columbus                    MS     SE      SAIF      NASDAQ     07/01/93    24.000
FFBZ   First Federal Bancorp Inc.          Zanesville                  OH     MW      SAIF      NASDAQ     07/13/92    18.000
FFCH   First Financial Holdings Inc.       Charleston                  SC     SE      SAIF      NASDAQ     11/10/83    31.250
FFDB   FirstFed Bancorp Inc.               Bessemer                    AL     SE      SAIF      NASDAQ     11/19/91    16.531
FFES   First Federal of East Hartford      East Hartford               CT     NE      SAIF      NASDAQ     06/23/87    31.250
FFFC   FFVA Financial Corp.                Lynchburg                   VA     SE      SAIF      NASDAQ     10/12/94    30.000
FFFD   North Central Bancshares Inc.       Fort Dodge                  IA     MW      SAIF      NASDAQ     03/21/96    16.500
FFHH   FSF Financial Corp.                 Hutchinson                  MN     MW      SAIF      NASDAQ     10/07/94    17.750
FFHS   First Franklin Corporation          Cincinnati                  OH     MW      SAIF      NASDAQ     01/26/88    20.000
FFIC   Flushing Financial Corp.            Flushing                    NY     MA      BIF       NASDAQ     11/21/95    20.313
FFKY   First Federal Financial Corp.       Elizabethtown               KY     MW      SAIF      NASDAQ     07/15/87    21.750
FFLC   FFLC Bancorp Inc.                   Leesburg                    FL     SE      SAIF      NASDAQ     01/04/94    27.750
FFOH   Fidelity Financial of Ohio          Cincinnati                  OH     MW      SAIF      NASDAQ     03/04/96    15.625
FFSL   First Independence Corp.            Independence                KS     MW      SAIF      NASDAQ     10/08/93    12.750
FFSX   First Fed SB of Siouxland(MHC)      Sioux City                  IA     MW      SAIF      NASDAQ     07/13/92    24.250
FFWC   FFW Corp.                           Wabash                      IN     MW      SAIF      NASDAQ     04/05/93    28.750
FFWD   Wood Bancorp Inc.                   Bowling Green               OH     MW      SAIF      NASDAQ     08/31/93    16.500
FFYF   FFY Financial Corp.                 Youngstown                  OH     MW      SAIF      NASDAQ     06/28/93    27.500
FGHC   First Georgia Holding Inc.          Brunswick                   GA     SE      SAIF      NASDAQ     02/11/87     7.063
FIBC   Financial Bancorp Inc.              Long Island City            NY     MA      SAIF      NASDAQ     08/17/94    20.250
FKFS   First Keystone Financial            Media                       PA     MA      SAIF      NASDAQ     01/26/95    26.375
FLFC   First Liberty Financial Corp.       Macon                       GA     SE      SAIF      NASDAQ     12/06/83    23.250
FMCO   FMS Financial Corporation           Burlington                  NJ     MA      SAIF      NASDAQ     12/14/88    26.000
FMSB   First Mutual Savings Bank           Bellevue                    WA     WE      BIF       NASDAQ     12/17/85    20.625
FNGB   First Northern Capital Corp.        Green Bay                   WI     MW      SAIF      NASDAQ     12/29/83    25.750
FOBC   Fed One Bancorp                     Wheeling                    WV     SE      SAIF      NASDAQ     01/19/95    22.000
FRC    First Republic Bancorp              San Francisco               CA     WE      BIF       NYSE             NA    24.125
FSBI   Fidelity Bancorp Inc.               Pittsburgh                  PA     MA      SAIF      NASDAQ     06/24/88    21.250
FSLA   First Savings Bank (MHC)            Woodbridge                  NJ     MA      SAIF      NASDAQ     07/10/92    29.000
FSPG   First Home Bancorp Inc.             Pennsville                  NJ     MA      SAIF      NASDAQ     04/20/87    19.875
FSTC   First Citizens Corp.                Newnan                      GA     SE      SAIF      NASDAQ     03/01/86    29.500
FTF    Texarkana First Financial Corp      Texarkana                   AR     SE      SAIF      AMSE       07/07/95    22.375
FTFC   First Federal Capital Corp.         La Crosse                   WI     MW      SAIF      NASDAQ     11/02/89    24.000
FTSB   Fort Thomas Financial Corp.         Fort Thomas                 KY     MW      SAIF      NASDAQ     06/28/95    11.000
FWWB   First SB of Washington Bancorp      Walla Walla                 WA     WE      SAIF      NASDAQ     11/01/95    24.625
GAF    GA Financial Inc.                   Pittsburgh                  PA     MA      SAIF      AMSE       03/26/96    17.000
GBCI   Glacier Bancorp Inc.                Kalispell                   MT     WE      SAIF      NASDAQ     03/30/84    18.500
GDW    Golden West Financial               Oakland                     CA     WE      SAIF      NYSE       05/29/59    79.063
GFCO   Glenway Financial Corp.             Cincinnati                  OH     MW      SAIF      NASDAQ     11/30/90    27.000
GFSB   GFS Bancorp Inc.                    Grinnell                    IA     MW      SAIF      NASDAQ     01/06/94    13.375
GPT    GreenPoint Financial Corp.          New York                    NY     MA      BIF       NYSE       01/28/94    64.125

                                           Current
                                            Market
                                             Value
Ticker Short Name                             ($M)
EGFC   Eagle Financial Corp.                 209.17
EIRE   Emerald Isle Bancorp Inc.              45.76
EMLD   Emerald Financial Corp.                72.13
EQSB   Equitable Federal Savings Bank         23.34
FBBC   First Bell Bancorp Inc.               106.61
FBCI   Fidelity Bancorp Inc.                  60.03
FBHC   Fort Bend Holding Corp.                25.44
FBSI   First Bancshares Inc.                  27.71
FCME   First Coastal Corp.                    14.95
FED    FirstFed Financial Corp.              352.95
FESX   First Essex Bancorp Inc.              124.42
FFBA   First Colorado Bancorp Inc.           293.97
FFBI   First Financial Bancorp Inc.            7.58
FFBS   FFBS BanCorp Inc.                      37.38
FFBZ   First Federal Bancorp Inc.             28.29
FFCH   First Financial Holdings Inc.         198.65
FFDB   FirstFed Bancorp Inc.                  19.03
FFES   First Federal of East Hartford         83.63
FFFC   FFVA Financial Corp.                  135.62
FFFD   North Central Bancshares Inc.          53.76
FFHH   FSF Financial Corp.                    53.83
FFHS   First Franklin Corporation             23.84
FFIC   Flushing Financial Corp.              162.07
FFKY   First Federal Financial Corp.          90.70
FFLC   FFLC Bancorp Inc.                      64.31
FFOH   Fidelity Financial of Ohio             87.41
FFSL   First Independence Corp.               12.71
FFSX   First Fed SB of Siouxland(MHC)         68.59
FFWC   FFW Corp.                              20.04
FFWD   Wood Bancorp Inc.                      36.94
FFYF   FFY Financial Corp.                   113.17
FGHC   First Georgia Holding Inc.             21.56
FIBC   Financial Bancorp Inc.                 34.87
FKFS   First Keystone Financial               32.39
FLFC   First Liberty Financial Corp.         179.60
FMCO   FMS Financial Corporation              62.08
FMSB   First Mutual Savings Bank              55.73
FNGB   First Northern Capital Corp.          113.74
FOBC   Fed One Bancorp                        52.21
FRC    First Republic Bancorp                233.84
FSBI   Fidelity Bancorp Inc.                  32.93
FSLA   First Savings Bank (MHC)              210.17
FSPG   First Home Bancorp Inc.                53.83
FSTC   First Citizens Corp.                   54.07
FTF    Texarkana First Financial Corp         40.06
FTFC   First Federal Capital Corp.           219.38
FTSB   Fort Thomas Financial Corp.            15.57
FWWB   First SB of Washington Bancorp        259.03
GAF    GA Financial Inc.                     135.74
GBCI   Glacier Bancorp Inc.                  126.01
GDW    Golden West Financial               4,485.92
GFCO   Glenway Financial Corp.                30.78
GFSB   GFS Bancorp Inc.                       13.21
GPT    GreenPoint Financial Corp.          2,888.45

SOURCE: SNL & F&C CALCULATION               2

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                            Deposit                          Current      Current
                                                                            Insurance                          Stock       Market
                                                                            Agency                             Price        Value
Ticker  Short Name                         City              State  Region  (BIF/SAIF) Exchange   IPO Date       ($)         ($M)
GSB     Golden State Bancorp Inc.          Glendale          CA     WE      SAIF       NYSE       10/01/83    29.125     1,466.40
GSBC    Great Southern Bancorp Inc.        Springfield       MO     MW      SAIF       NASDAQ     12/14/89    16.750       136.18
GSFC    Green Street Financial Corp.       Fayetteville      NC     SE      SAIF       NASDAQ     04/04/96    17.250        74.14
GTFN    Great Financial Corporation        Louisville        KY     MW      SAIF       NASDAQ     03/31/94    33.250       458.54
GUPB    GFSB Bancorp Inc.                  Gallup            NM     SW      SAIF       NASDAQ     06/30/95    19.000        15.28
HALL    Hallmark Capital Corp.             West Allis        WI     MW      SAIF       NASDAQ     01/03/94    22.750        32.83
HARB    Harbor Florida Bancorp Inc.        Fort Pierce       FL     SE      SAIF       NASDAQ     01/06/94    44.500       221.18
HARL    Harleysville Savings Bank          Harleysville      PA     MA      SAIF       NASDAQ     08/04/87    25.000        41.31
HAVN    Haven Bancorp Inc.                 Woodhaven         NY     MA      SAIF       NASDAQ     09/23/93    36.250       158.68
HBFW    Home Bancorp                       Fort Wayne        IN     MW      SAIF       NASDAQ     03/30/95    21.250        53.65
HBNK    Highland Federal Bank FSB          Burbank           CA     WE      SAIF       NASDAQ           NA    25.625        58.94
HBS     Haywood Bancshares Inc.            Waynesville       NC     SE      BIF        AMSE       12/18/87    18.500        23.16
HFFB    Harrodsburg First Fin Bancorp      Harrodsburg       KY     MW      SAIF       NASDAQ     10/04/95    15.750        31.89
HFFC    HF Financial Corp.                 Sioux Falls       SD     MW      SAIF       NASDAQ     04/08/92    21.875        65.17
HFGI    Harrington Financial Group         Richmond          IN     MW      SAIF       NASDAQ           NA    11.750        38.27
HFNC    HFNC Financial Corp.               Charlotte         NC     SE      SAIF       NASDAQ     12/29/95    16.250       279.38
HFSA    Hardin Bancorp Inc.                Hardin            MO     MW      SAIF       NASDAQ     09/29/95    16.750        14.39
HIFS    Hingham Instit. for Savings        Hingham           MA     NE      BIF        NASDAQ     12/20/88    23.250        30.31
HMCI    HomeCorp Inc.                      Rockford          IL     MW      SAIF       NASDAQ     06/22/90    14.250        24.13
HMNF    HMN Financial Inc.                 Spring Valley     MN     MW      SAIF       NASDAQ     06/30/94    24.750       104.24
HOMF    Home Federal Bancorp               Seymour           IN     MW      SAIF       NASDAQ     01/23/88    30.500       103.59
HPBC    Home Port Bancorp Inc.             Nantucket         MA     NE      BIF        NASDAQ     08/25/88    20.750        38.22
HRBF    Harbor Federal Bancorp Inc.        Baltimore         MD     MA      SAIF       NASDAQ     08/12/94    20.000        35.09
HRZB    Horizon Financial Corp.            Bellingham        WA     WE      BIF        NASDAQ     08/01/86    15.375       114.03
HZFS    Horizon Financial Svcs Corp.       Oskaloosa         IA     MW      SAIF       NASDAQ     06/30/94    18.875         8.03
IFSB    Independence Federal Savings       Washington        DC     MA      SAIF       NASDAQ     06/06/85    14.375        18.40
INBI    Industrial Bancorp                 Bellevue          OH     MW      SAIF       NASDAQ     08/01/95    14.500        76.51
IPSW    Ipswich Savings Bank               Ipswich           MA     NE      BIF        NASDAQ     05/26/93    22.250        26.43
ISBF    ISB Financial Corporation          New Iberia        LA     SW      SAIF       NASDAQ     04/07/95    24.375       168.22
ITLA    ITLA Capital Corp.                 La Jolla          CA     WE      BIF        NASDAQ     10/24/95    18.125       141.91
IWBK    InterWest Bancorp Inc.             Oak Harbor        WA     WE      SAIF       NASDAQ           NA    39.625       318.43
JSB     JSB Financial Inc.                 Lynbrook          NY     MA      BIF        NYSE       06/27/90    44.563       438.71
JSBA    Jefferson Savings Bancorp          Ballwin           MO     MW      SAIF       NASDAQ     04/08/93    32.000       160.17
JXVL    Jacksonville Bancorp Inc.          Jacksonville      TX     SW      SAIF       NASDAQ     04/01/96    16.625        41.00
KFBI    Klamath First Bancorp              Klamath Falls     OR     WE      SAIF       NASDAQ     10/05/95    19.188       192.24
KNK     Kankakee Bancorp Inc.              Kankakee          IL     MW      SAIF       AMSE       01/06/93    29.500        42.04
KSAV    KS Bancorp Inc.                    Kenly             NC     SE      SAIF       NASDAQ     12/30/93    18.500        16.38
KSBK    KSB Bancorp Inc.                   Kingfield         ME     NE      BIF        NASDAQ     06/24/93    14.375        17.80
KYF     Kentucky First Bancorp Inc.        Cynthiana         KY     MW      SAIF       AMSE       08/29/95    12.250        16.16
LARK    Landmark Bancshares Inc.           Dodge City        KS     MW      SAIF       NASDAQ     03/28/94    21.500        36.78
LARL    Laurel Capital Group Inc.          Allison Park      PA     MA      SAIF       NASDAQ     02/20/87    21.375        30.82
LFED    Leeds Federal Savings Bk (MHC)     Baltimore         MD     MA      SAIF       NASDAQ     05/02/94    20.875        72.12
LIFB    Life Bancorp Inc.                  Norfolk           VA     SE      SAIF       NASDAQ     10/11/94    26.000       256.02
LISB    Long Island Bancorp Inc.           Melville          NY     MA      SAIF       NASDAQ     04/18/94    39.000       934.76
LOGN    Logansport Financial Corp.         Logansport        IN     MW      SAIF       NASDAQ     06/14/95    14.000        17.65
LSBI    LSB Financial Corp.                Lafayette         IN     MW      BIF        NASDAQ     02/03/95    21.250        20.08
LSBX    Lawrence Savings Bank              North Andover     MA     NE      BIF        NASDAQ     05/02/86    11.875        50.76
LVSB    Lakeview Financial                 West Paterson     NJ     MA      SAIF       NASDAQ     12/22/93    32.250        73.13
MAFB    MAF Bancorp Inc.                   Clarendon Hills   IL     MW      SAIF       NASDAQ     01/12/90    32.375       498.33
MARN    Marion Capital Holdings            Marion            IN     MW      SAIF       NASDAQ     03/18/93    23.000        40.67
MASB    MASSBANK Corp.                     Reading           MA     NE      BIF        NASDAQ     05/28/86    51.875       139.09
MBB     MSB Bancorp Inc.                   Goshen            NY     MA      BIF        AMSE       09/03/92    23.500        66.67
MBB     MSB Bancorp, Inc.                  Goshen            NY     MA      BIF        AMSE             NA    23.500        66.67
MBLF    MBLA Financial Corp.               Macon             MO     MW      SAIF       NASDAQ     06/24/93    23.500        30.93

SOURCE: SNL & F&C CALCULATIONS         3

FERGUSON & COMPANY                EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                            Deposit                          Current     Current
                                                                            Insurance                          Stock      Market
                                                                            Agency                             Price       Value
Ticker  Short Name                          City             State  Region  (BIF/SAIF) Exchange   IPO Date       ($)        ($M)
MCBN    Mid-Coast Bancorp Inc.              Waldoboro        ME     NE      SAIF       NASDAQ     11/02/89    25.000        5.79
MCBS    Mid Continent Bancshares Inc.       El Dorado        KS     MW      SAIF       NASDAQ     06/27/94    29.250       57.28
MDBK    Medford Savings Bank                Medford          MA     NE      BIF        NASDAQ     03/18/86    30.063      136.52
MECH    Mechanics Savings Bank              Hartford         CT     NE      BIF        NASDAQ     06/26/96    21.750      115.06
MERI    Meritrust Federal SB                Thibodaux        LA     SW      SAIF       NASDAQ           NA    40.500       31.35
MFBC    MFB Corp.                           Mishawaka        IN     MW      SAIF       NASDAQ     03/25/94    20.500       34.65
MFFC    Milton Federal Financial Corp.      West Milton      OH     MW      SAIF       NASDAQ     10/07/94    13.625       31.47
MFLR    Mayflower Co-operative Bank         Middleboro       MA     NE      BIF        NASDAQ     12/23/87    18.000       16.03
MFSL    Maryland Federal Bancorp            Hyattsville      MD     MA      SAIF       NASDAQ     06/02/87    47.500      152.48
MIVI    Mississippi View Holding Co.        Little Falls     MN     MW      SAIF       NASDAQ     03/24/95    15.125       12.38
MLBC    ML Bancorp Inc.                     Villanova        PA     MA      SAIF       NASDAQ     08/11/94    20.250      213.97
MSBF    MSB Financial Inc.                  Marshall         MI     MW      SAIF       NASDAQ     02/06/95    13.000       16.23
MWBI    Midwest Bancshares Inc.             Burlington       IA     MW      SAIF       NASDAQ     11/12/92    35.000       12.19
MWBX    MetroWest Bank                      Framingham       MA     NE      BIF        NASDAQ     10/10/86     6.688       93.32
MWFD    Midwest Federal Financial           Baraboo          WI     MW      SAIF       NASDAQ     07/08/92    21.750       35.34
NASB    North American Savings Bank         Grandview        MO     MW      SAIF       NASDAQ     09/27/85    50.000      112.72
NBN     Northeast Bancorp                   Portland         ME     NE      BIF        AMSE       08/19/87    14.750       18.81
NEIB    Northeast Indiana Bancorp           Huntington       IN     MW      SAIF       NASDAQ     06/28/95    17.000       29.97
NHTB    New Hampshire Thrift Bncshrs        New London       NH     NE      SAIF       NASDAQ     05/22/86    16.313       33.41
NMSB    NewMil Bancorp Inc.                 New Milford      CT     NE      BIF        NASDAQ     02/01/86    12.625       48.40
NSSB    Norwich Financial Corp.             Norwich          CT     NE      BIF        NASDAQ     11/14/86    22.250      120.44
NWEQ    Northwest Equity Corp.              Amery            WI     MW      SAIF       NASDAQ     10/11/94    15.250       12.79
NWSB    Northwest Savings Bank (MHC)        Warren           PA     MA      SAIF       NASDAQ     11/07/94    17.375      406.16
NYB     New York Bancorp Inc.               Douglaston       NY     MA      SAIF       NYSE       01/28/88    31.063      670.69
OFCP    Ottawa Financial Corp.              Holland          MI     MW      SAIF       NASDAQ     08/19/94    25.625      125.90
OHSL    OHSL Financial Corp.                Cincinnati       OH     MW      SAIF       NASDAQ     02/10/93    24.500       29.59
PALM    Palfed Inc.                         Aiken            SC     SE      SAIF       NASDAQ     12/15/85    15.500       81.90
PBCI    Pamrapo Bancorp Inc.                Bayonne          NJ     MA      SAIF       NASDAQ     11/14/89    20.500       58.28
PBKB    People's Bancshares Inc.            New Bedford      MA     NE      BIF        NASDAQ     10/30/86    16.750       54.40
PCBC    Perry County Financial Corp.        Perryville       MO     MW      SAIF       NASDAQ     02/13/95    20.500       16.57
PCCI    Pacific Crest Capital               Agoura Hills     CA     WE      BIF        NASDAQ           NA    15.125       44.44
PEEK    Peekskill Financial Corp.           Peekskill        NY     MA      SAIF       NASDAQ     12/29/95    16.000       51.09
PERM    Permanent Bancorp Inc.              Evansville       IN     MW      SAIF       NASDAQ     04/04/94    25.250       52.95
PFDC    Peoples Bancorp                     Auburn           IN     MW      SAIF       NASDAQ     07/07/87    25.250       57.42
PFNC    Progress Financial Corporation      Blue Bell        PA     MA      SAIF       NASDAQ     07/18/83    13.250       50.54
PFSB    PennFed Financial Services Inc      West Orange      NJ     MA      SAIF       NASDAQ     07/15/94    29.813      143.76
PFSL    Pocahontas FS&LA (MHC)              Pocahontas       AR     SE      SAIF       NASDAQ     04/05/94    22.250       36.32
PHBK    Peoples Heritage Finl Group         Portland         ME     NE      BIF        NASDAQ     12/04/86    38.875    1,064.04
PHFC    Pittsburgh Home Financial Corp      Pittsburgh       PA     MA      SAIF       NASDAQ     04/01/96    17.125       33.73
PKPS    Poughkeepsie Financial Corp.        Poughkeepsie     NY     MA      SAIF       NASDAQ     11/19/85     8.000      100.76
PRBC    Prestige Bancorp Inc.               Pleasant Hills   PA     MA      SAIF       NASDAQ     06/27/96    16.000       14.64
PSBK    Progressive Bank Inc.               Fishkill         NY     MA      BIF        NASDAQ     08/01/84    30.375      116.06
PTRS    Potters Financial Corp.             East Liverpool   OH     MW      SAIF       NASDAQ     12/31/93    24.125       11.85
PULS    Pulse Bancorp                       South River      NJ     MA      SAIF       NASDAQ     09/18/86    20.500       62.95
PVFC    PVF Capital Corp.                   Bedford Heights  OH     MW      SAIF       NASDAQ     12/30/92    19.500       49.84
PVSA    Parkvale Financial Corporation      Monroeville      PA     MA      SAIF       NASDAQ     07/16/87    28.000      113.54
PWBC    PennFirst Bancorp Inc.              Ellwood City     PA     MA      SAIF       NASDAQ     06/13/90    16.375       70.45
QCBC    Quaker City Bancorp Inc.            Whittier         CA     WE      SAIF       NASDAQ     12/30/93    20.000       94.06
QCFB    QCF Bancorp Inc.                    Virginia         MN     MW      SAIF       NASDAQ     04/03/95    23.500       33.52
RARB    Raritan Bancorp Inc.                Raritan          NJ     MA      BIF        NASDAQ     03/01/87    24.000       57.88
RELY    Reliance Bancorp Inc.               Garden City      NY     MA      SAIF       NASDAQ     03/31/94    28.750      252.32
ROSE    TR Financial Corp.                  Garden City      NY     MA      BIF        NASDAQ     06/29/93    27.000      475.44
RVSB    Riverview Savings Bank (MHC)        Camas            WA     WE      SAIF       NASDAQ     10/26/93    25.500       61.62
SFED    SFS Bancorp Inc.                    Schenectady      NY     MA      SAIF       NASDAQ     06/30/95    19.031       23.38

SOURCE: SNL & F&C CALCULATIONS         4

FERGUSON & COMPANY                    EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                                Deposit                          Current     Current
                                                                                Insurance                          Stock      Market
                                                                                Agency                             Price       Value
Ticker Short Name                          City                   State Region  (BIF/SAIF) Exchange   IPO Date       ($)        ($M)
SFFC   StateFed Financial Corporation      Des Moines             IA    MW      SAIF       NASDAQ     01/05/94    21.750       17.05
SFIN   Statewide Financial Corp.           Jersey City            NJ    MA      SAIF       NASDAQ     10/02/95    19.125       90.95
SFSB   SuburbFed Financial Corp.           Flossmoor              IL    MW      SAIF       NASDAQ     03/04/92    27.500       34.70
SFSL   Security First Corp.                Mayfield Heights       OH    MW      SAIF       NASDAQ     01/22/88    16.000      120.07
SISB   SIS Bancorp Inc.                    Springfield            MA    NE      BIF        NASDAQ     02/08/95    30.375      169.40
SKAN   Skaneateles Bancorp Inc.            Skaneateles            NY    MA      BIF        NASDAQ     06/02/86    22.875       21.81
SMBC   Southern Missouri Bancorp Inc.      Poplar Bluff           MO    MW      SAIF       NASDAQ     04/13/94    17.250       28.25
SOPN   First Savings Bancorp Inc.          Southern Pines         NC    SE      SAIF       NASDAQ     01/06/94    21.250       78.56
SOSA   Somerset Savings Bank               Somerville             MA    NE      BIF        NASDAQ     07/09/86     3.969       66.09
SPBC   St. Paul Bancorp Inc.               Chicago                IL    MW      SAIF       NASDAQ     05/18/87    22.375      760.48
SSB    Scotland Bancorp Inc                Laurinburg             NC    SE      SAIF       AMSE       04/01/96    17.188       32.89
SSM    Stone Street Bancorp Inc.           Mocksville             NC    SE      SAIF       AMSE       04/01/96    21.313       40.45
STFR   St. Francis Capital Corp.           Milwaukee              WI    MW      SAIF       NASDAQ     06/21/93    35.000      185.78
STSA   Sterling Financial Corp.            Spokane                WA    WE      SAIF       NASDAQ           NA    18.250      101.59
SWBI   Southwest Bancshares                Hometown               IL    MW      SAIF       NASDAQ     06/24/92    20.750       55.00
SWCB   Sandwich Co-operative Bank          Sandwich               MA    NE      BIF        NASDAQ     07/25/86    33.750       64.33
TBK    Tolland Bank                        Tolland                CT    NE      BIF        AMSE       12/19/86    16.125       25.16
THR    Three Rivers Financial Corp.        Three Rivers           MI    MW      SAIF       AMSE       08/24/95    16.000       13.18
THRD   TF Financial Corporation            Newtown                PA    MA      SAIF       NASDAQ     07/13/94    19.125       78.09
TPNZ   Tappan Zee Financial Inc.           Tarrytown              NY    MA      SAIF       NASDAQ     10/05/95    17.625       26.39
TRIC   Tri-County Bancorp Inc.             Torrington             WY    WE      SAIF       NASDAQ     09/30/93    22.750       13.85
TSH    Teche Holding Co.                   Franklin               LA    SW      SAIF       AMSE       04/19/95    18.125       62.31
TWIN   Twin City Bancorp                   Bristol                TN    SE      SAIF       NASDAQ     01/04/95    19.500       16.64
UBMT   United Financial Corp.              Great Falls            MT    WE      SAIF       NASDAQ     09/23/86    23.875       29.21
VABF   Virginia Beach Fed. Financial       Virginia Beach         VA    SE      SAIF       NASDAQ     11/01/80    14.000       69.66
WBST   Webster Financial Corp.             Waterbury              CT    NE      SAIF       NASDAQ     12/12/86    51.750      701.80
WCBI   Westco Bancorp                      Westchester            IL    MW      SAIF       NASDAQ     06/26/92    26.000       64.39
WEFC   Wells Financial Corp.               Wells                  MN    MW      SAIF       NASDAQ     04/11/95    16.000       31.35
WFI    Winton Financial Corp.              Cincinnati             OH    MW      SAIF       AMSE       08/04/88    16.000       31.78
WFSL   Washington Federal Inc.             Seattle                WA    WE      SAIF       NASDAQ     11/17/82    28.375    1,346.74
WRNB   Warren Bancorp Inc.                 Peabody                MA    NE      BIF        NASDAQ     07/09/86    17.750       67.12
WSB    Washington Savings Bank, FSB        Waldorf                MD    MA      SAIF       AMSE             NA     6.688       28.41
WSFS   WSFS Financial Corporation          Wilmington             DE    MA      BIF        NASDAQ     11/26/86    14.250      177.01
WSTR   WesterFed Financial Corp.           Missoula               MT    WE      SAIF       NASDAQ     01/10/94    22.875      127.30
WVFC   WVS Financial Corp.                 Pittsburgh             PA    MA      SAIF       NASDAQ     11/29/93    26.875       46.96
WYNE   Wayne Bancorp Inc.                  Wayne                  NJ    MA      SAIF       NASDAQ     06/27/96    21.625       45.84
YFCB   Yonkers Financial Corporation       Yonkers                NY    MA      SAIF       NASDAQ     04/18/96    16.750       52.61
YFED   York Financial Corp.                York                   PA    MA      SAIF       NASDAQ     02/01/84    25.500      178.71

Maximum                                                                                                           79.063    4.836.42
Minimum                                                                                                            3.969        5.79
Average                                                                                                           23.572      192.05
Median                                                                                                            21.344       61.85

SOURCE: SNL & F&C CALCULATIONS        5

FERGUSON & COMPANY       EXHIBIT V SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                    Tangible
          Price/   Current    Current           Current       Total  Equity/   Equity/    Core    Core    Core
             LTM    Price/   Price/ T  Price/  Dividend      Assets   Assets  T Assets     EPS    ROAA    ROAE    Merger    Current
        Core EPS    Book V     Book V  Assets     Yield      ($000)      (%)       (%)     ($)     (%)     (%)   Target?    Pricing
Ticker       (x)       (%)        (%)     (%)       (%)         MRQ      MRQ       MRQ     LTM     LTM     LTM     (Y/N)       Date
AADV        16.3     144.6      154.7    13.3      0.95   1,019,510      9.2       8.7    2.58    0.89    9.89       N     08/08/97
ABBK        16.9     161.5      179.3    11.2      1.32     501,256      6.9       6.3    1.79    0.73   10.71       N     08/08/97
ABCL        17.7     134.1      135.8    11.9      2.07   1,404,263      8.9       8.8    1.77    0.76    8.48       N     08/08/97
ABCW        14.7     190.6      194.3    11.9      1.27   1,925,866      6.2       6.1    3.44    0.96   15.09       N     08/08/97
AFCB        14.5     147.8      148.7    14.7      1.94   1,090,431      9.8       9.7    1.71    1.10   11.14       N     08/08/97
AHM         17.7     244.2      286.6    10.2      1.77  47,532,068      5.2       4.6    2.81    0.70   13.79       N     08/08/97
ALBK        14.4     144.1      164.9    13.3      1.61   3,602,227      9.2       8.1    2.59    1.04   11.23       N     08/08/97
AMFC        22.1     102.6      102.6    15.4      1.60      94,179     15.0      15.0    0.68    0.80    4.54       N     08/08/97
ANDB        11.3     153.9      153.9    12.4      2.26   1,250,943      8.1       8.1    2.66    1.13   14.33       N     08/08/97
ASBI        18.1     137.1      137.2    15.0      3.24     397,730     11.0      11.0    1.02    0.84    7.64       N     08/08/97
ASBP        20.8     115.4      115.4    19.3      3.27     109,414     15.7      15.7    0.59    0.86    4.31       N     08/08/97
ASFC        16.7     164.8      196.3    12.9      1.27   7,664,495      7.8       6.7    2.83    0.79   10.05       N     08/08/97
BANC        22.2     194.7      237.5    11.0      0.70   2,730,474      5.6       4.7    0.75    0.64   10.88       N     08/08/97
BDJI        20.4     122.2      122.2    13.7      -        107,716     11.2      11.2    1.03    0.65    5.35       N     08/08/97
BFD         20.2     127.7        NA     12.0      1.43     975,922      8.8       NA     0.97    0.66    6.51       N     08/08/97
BFSB        15.5     136.6      136.6    20.5      2.31     135,455     14.2      14.2    1.56    1.28    8.90       N     08/08/97
BKC         14.4     174.0      181.2    14.4      3.80     605,857      8.3       8.0    2.63    1.10   12.98       N     08/08/97
BKCT        14.7     157.2      157.2    16.1      3.67     428,362     10.3      10.3    1.86    1.25   12.07       N     08/08/97
BKUNA       19.1     143.3      176.8     5.3      -      1,807,192      5.6       4.9    0.57    0.58    8.04       N     08/08/97
BVCC        17.3     170.3      202.9    10.8      1.24   3,096,213      6.3       5.4    1.49    0.63   10.26       N     08/08/97
CAFI        13.9     129.8      141.1    12.6      2.68     472,430      9.7       9.0    1.33    0.86    9.55       N     08/08/97
CAPS        14.4     146.9      146.9    12.7      1.50     237,915      8.7       8.7    1.11    0.92   10.27       N     08/08/97
CASB        20.0     165.3      165.3    10.2      -        352,321      6.2       6.2    0.70    0.58    9.43       N     08/08/97
CASH        12.6     111.2      125.5    12.7      2.07     374,824     11.4      10.2    1.38    0.93    8.12       N     08/08/97
CATB        21.0     112.7      112.7    28.2      1.65     284,238     25.0      25.0    0.81    1.41    5.10       N     08/08/97
CBCI        14.7     113.5      113.5    17.6      -        496,561     15.5      15.5    2.81    1.37    8.66       N     08/08/97
CBSA        13.1     154.1      185.4     5.1      1.59   2,964,082      3.3       2.8    2.31    0.41   12.30       N     08/08/97
CBSB        20.2     156.4      176.7    22.6      1.49     393,268     14.5      13.0    1.06    1.16    7.78       N     08/08/97
CEBK        13.0     112.8      126.6    11.8      1.66     320,950     10.5       9.4    1.48    0.91    8.88       N     08/08/97
CENF        12.6     164.9      165.2     8.6      1.05   2,295,523      5.2       5.2    2.74    0.73   14.27       N     08/08/97
CFB         13.9     199.5      225.0    12.0      0.71   7,096,665      6.0       5.4    2.84    0.91   14.83       N     08/08/97
CFFC        13.5     120.6      120.6    16.5      2.46     175,414     13.7      13.7    1.69    1.28    9.23       N     08/08/97
CFSB        17.0     213.4      213.4    16.3      2.22     845,438      7.6       7.6    1.59    1.07   13.83       N     08/08/97
CFTP        22.5     110.0      110.0    39.9      1.69     206,049     33.5      33.5    0.79    1.70    5.11       N     08/08/97
CFX         14.0     180.6      193.1    13.4      4.63   1,859,030      7.4       7.0    1.36    0.98   11.60       N     08/08/97
CIBI        15.4     129.0      129.0    14.9      2.10      97,446     11.5      11.5    0.99    0.99    8.18       N     08/08/97
CKFB        23.3     120.6      120.6    30.8      2.50      60,197     23.7      23.7    0.86    1.29    5.05       N     08/08/97
CLAS        22.4     100.6      119.1    14.8      1.90     131,554     14.7      12.7    0.66    0.88    4.49       N     08/08/97
CMRN        17.5     103.4      103.4    23.7      1.60     197,693     23.0      23.0    1.00    1.38    5.52       N     08/08/97
CMSB        20.2     130.0      166.2    12.5      1.67   2,288,986      9.6       7.7    0.83    0.64    6.15       N     08/08/97
CMSV        20.6     165.4      165.4    19.2      3.50     682,314     11.2      11.2    1.25    0.96    8.19       N     08/08/97
CNIT        16.8     164.7      179.3    11.9      1.95     709,550      7.2       6.7    3.06    0.75   10.46       N     08/08/97
COFI        14.4     247.6      264.5    16.6      1.91  14,564,703      6.7       6.3    3.65    1.23   18.22       N     08/08/97
CRZY        19.8      94.5       94.5    24.4      2.88      54,275     25.8      25.8    0.70    1.30    4.54       N     08/08/97
CSA         19.3     190.4      192.9     9.4      -      9,102,743      4.9       4.9    2.38    0.52   10.65       N     08/08/97
CTZN        15.9     182.9      203.1    11.6      0.86   3,097,515      6.4       5.8    2.63    0.82   12.75       N     08/08/97
CVAL        18.9     188.7      188.7    16.2      1.83     305,187      8.6       8.6    1.27    0.92   10.26       N     08/08/97
DIBK        10.2     214.5      222.6    16.8      1.50     814,431      7.8       7.6    2.61    1.88   22.83       N     08/08/97
DIME        19.3     129.9      150.8    18.9      0.95   1,315,026     14.5      12.8    0.98    1.04    6.20       N     08/08/97
DME         15.2     191.6      200.9    10.1      0.82  20,087,176      5.3       5.0    1.29    0.70   13.30       N     08/08/97
DNFC        13.8     177.6      179.6     9.8      1.04   1,608,837      5.6       5.5    1.40    0.81   14.09       N     08/08/97
DSL         15.3     142.5      144.5     9.9      1.47   5,885,670      6.9       6.8    1.42    0.73    9.65       N     08/08/97
EBSI        16.4     146.0        NA     12.0      3.43     666,166      8.7       8.7    1.07    0.79    8.99       N     08/08/97
EFBI        21.4     130.2      130.4    16.1      4.88     256,704     12.3      12.3    0.96    0.79    5.70       N     08/08/97

SOURCE: SNL & F&C CALCULATIONS       6

FERGUSON & COMPANY       EXHIBIT V SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                    Tangible
          Price/   Current    Current            Current      Total  Equity/   Equity/    Core    Core    Core
             LTM    Price/   Price/ T  Price/  Dividend      Assets   Assets  T Assets     EPS    ROAA    ROAE    Merger     Current
        Core EPS    Book V     Book V  Assets     Yield      ($000)      (%)       (%)     ($)     (%)     (%)   Target?     Pricing
Ticker       (x)       (%)        (%)     (%)       (%)         MRQ      MRQ       MRQ     LTM     LTM     LTM     (Y/N)        Date
EGFC        17.3     151.3      193.8    10.4      3.00   2,013,359      6.9       5.4    1.93    0.63    8.79       N      08/08/97
EIRE        12.8     152.2      152.2    10.8      1.37     425,014      7.1       7.1    1.59    0.89   12.99       N      08/08/97
EMLD        14.3     157.8      160.3    12.0      1.68     603,080      7.6       7.5    1.00    0.90   11.63       N      08/08/97
EQSB        11.6     155.6      155.6     7.9       -       296,002      5.1       5.1    3.33    0.76   14.87       N      08/08/97
FBBC        14.2     151.9      151.9    14.9      2.44     714,366      9.8       9.8    1.15    1.23    8.92       N      08/08/97
FBCI        16.4     118.0      118.3    12.3      1.49     489,843     10.4      10.4    1.31    0.77    7.37       N      08/08/97
FBHC        20.8     132.4      142.1     8.0      1.30     318,668      6.0       5.6    1.48    0.51    8.10       N      08/08/97
FBSI        16.5     122.5      122.7    17.6      0.83     160,048     14.4      14.3    1.47    1.12    7.33       N      08/08/97
FCME         2.3     111.2      111.2     9.9       -       151,143      8.9       8.9    4.71    4.17   67.90       N      08/08/97
FED         16.4     174.4      176.3     8.4       -     4,193,203      4.8       4.8    2.03    0.52   11.28       N      08/08/97
FESX        12.9     148.4      172.3    10.9      2.89   1,146,854      7.3       6.4    1.29    0.91   12.11       N      08/08/97
FFBA        16.1     150.6      152.6    19.5      2.48   1,510,376     12.9      12.8    1.10    1.21    8.59       N      08/08/97
FFBI        18.8     104.3      104.3     8.1       -        93,156      7.8       7.8    0.97    0.45    5.63       N      08/08/97
FFBS        19.5     141.1      141.1    29.1      2.08     128,676     19.4      19.4    1.23    1.49    7.62       N      08/08/97
FFBZ        17.0     204.3      204.6    14.1      1.33     201,262      7.6       7.5    1.06    0.96   12.66       N      08/08/97
FFCH        15.0     195.0      195.0    11.9      2.30   1,667,178      6.1       6.1    2.08    0.84   13.67       N      08/08/97
FFDB        12.5     114.2      125.2    10.8      3.03     176,528      9.4       8.7    1.32    0.94    9.54       N      08/08/97
FFES        12.7     132.3      132.3     8.5      1.92     983,594      6.4       6.4    2.46    0.70   11.12       N      08/08/97
FFFC        20.0     172.3      176.1    24.3      1.60     558,886     13.2      12.9    1.50    1.34    9.56       N      08/08/97
FFFD        14.9     111.4      111.4    25.3      1.52     212,869     22.7      22.7    1.11    1.91    7.43       N      08/08/97
FFHH        17.8     110.7      110.7    14.2      2.82     378,233     11.4      11.4    1.00    0.84    6.65       N      08/08/97
FFHS        17.0     116.5      117.2    10.5      1.60     226,944      9.0       9.0    1.18    0.64    7.08       N      08/08/97
FFIC        20.9     121.8      121.8    18.8      1.18     860,030     15.5      15.5    0.97    0.94    5.62       N      08/08/97
FFKY        16.1     175.4      186.4    24.0      2.39     377,380     13.7      13.0    1.35    1.53   11.20       N      08/08/97
FFLC        19.1     123.2      123.2    16.6      1.73     387,097     13.5      13.5    1.45    1.01    6.56       N      08/08/97
FFOH        20.6     129.9      147.8    17.0      1.79     513,079     13.1      11.7    0.76    0.96    6.08       N      08/08/97
FFSL        18.0     109.9      109.9    11.5      1.96     110,876     10.4      10.4    0.71    0.69    6.20       N      08/08/97
FFSX        20.4     176.5      178.1    14.6      1.98     468,568      8.3       8.2    1.19    0.73    8.81       N      08/08/97
FFWC        12.0     126.4      126.4    12.7      2.50     158,441     10.0      10.0    2.40    1.10   10.78       N      08/08/97
FFWD        13.0     118.6      118.6    15.1      2.42     163,498     12.7      12.7    1.27    1.23    9.24       N      08/08/97
FFYF        16.5     138.7      138.7    19.0      2.55     599,249     13.7      13.7    1.67    1.27    8.06       N      08/08/97
FGHC        19.1     167.8      183.0    13.8      0.76     156,383      8.2       7.6    0.37    0.79    9.54       N      08/08/97
FIBC        12.8     131.9      132.6    12.3      1.98     282,485      9.4       9.3    1.58    1.00   10.16       N      08/08/97
FKFS        13.5     145.6      145.6    10.3      0.76     314,637      7.1       7.1    1.96    0.77   10.01       N      08/08/97
FLFC        16.2     195.9      218.9    14.4      1.72   1,248,033      7.3       6.6    1.44    0.91   12.24       N      08/08/97
FMCO        11.7     170.6      173.7    11.2      0.77     554,925      6.6       6.5    2.22    1.02   15.76       N      08/08/97
FMSB        14.2     189.1      189.1    12.9      0.97     432,034      6.8       6.8    1.45    1.00   15.01       N      08/08/97
FNGB        20.9     158.3      158.3    17.8      2.49     637,725     11.3      11.3    1.23    0.90    7.86       N      08/08/97
FOBC        15.9     127.5      133.7    14.6      2.64     356,718     11.1      10.6    1.38    0.97    8.35       N      08/08/97
FRC         18.6     145.7      145.8    10.5       -     2,238,033      7.2       7.2    1.30    0.60    9.49       N      08/08/97
FSBI        12.7     134.2      134.2     9.1      1.69     363,302      6.8       6.8    1.67    0.83   11.94       N      08/08/97
FSLA        24.2     223.1      251.7    20.5      1.66   1,024,715      9.2       8.2    1.20    0.89    9.56       N      08/08/97
FSPG        11.2     154.7      157.2    10.3      2.01     522,396      6.7       6.6    1.77    0.97   14.79       N      08/08/97
FSTC        18.8     181.1      241.4    16.5      1.49     326,365      9.1       7.0    1.57    1.21   11.69       N      08/08/97
FTF         13.4     148.9      148.9    23.4      2.50     171,358     15.7      15.7    1.67    1.73   10.43       N      08/08/97
FTFC        15.2     216.6      230.3    14.0      2.00   1,571,981      6.4       6.1    1.58    0.90   13.96       N      08/08/97
FTSB        23.4     108.0      108.0    17.4      2.27      94,681     16.1      16.1    0.47    0.77    3.83       N      08/08/97
FWWB        23.2     161.5      175.5    25.7      1.14   1,007,633     14.8      13.7    1.06    1.17    7.04       N      08/08/97
GAF         19.1     119.3      120.6    18.1      2.82     749,748     15.2      15.0    0.89    1.12    5.80       N      08/08/97
GBCI        15.0     227.8      233.9    22.2      2.60     567,610      9.7       9.5    1.23    1.54   16.25       N      08/08/97
GDW          9.9     180.1      180.1    11.5      0.56  39,095,082      6.4       6.4    7.98    1.23   19.73       N      08/08/97
GFCO        16.1     115.0      116.9    11.0      2.96     280,813      9.6       9.4    1.68    0.68    7.14       N      08/08/97
GFSB        12.9     129.5      129.5    15.0      1.94      88,154     11.6      11.6    1.04    1.20   10.24       N      08/08/97
GPT         19.6     187.1      332.8    21.7      1.56  13,300,046     10.3       6.1    3.27    1.03    9.59       N      08/08/97

SOURCE: SNL & F&C CALCULATIONS          7

FERGUSON & COMPANY       EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

                                                                               Tangible
          Price/   Current    Current           Current        Total  Equity/   Equity/    Core    Core    Core
             LTM    Price/   Price/ T  Price/  Dividend       Assets   Assets  T Assets     EPS    ROAA    ROAE   Merger     Current
        Core EPS    Book V     Book V  Assets     Yield       ($000)      (%)       (%)     ($)     (%)     (%)  Target?     Pricing
Ticker       (x)       (%)        (%)     (%)       (%)          MRQ      MRQ       MRQ     LTM     LTM     LTM    (Y/N)        Date
GSB         20.1     186.3      209.7     9.0       -     16,218,259      6.2       5.7    1.45    0.68   10.56      N      08/08/97
GSBC        14.1     227.9      227.9    20.4      2.39      679,153      9.0       9.0    1.19    1.54   15.89      N      08/08/97
GSFC        24.0     117.1      117.1    42.5      2.55      174,605     36.3      36.3    0.72    1.66    4.72      N      08/08/97
GTFN        22.0     163.0      170.2    15.1      1.81    3,046,227      9.2       8.9    1.51    0.72    7.50      N      08/08/97
GUPB        22.6     112.6      112.6    18.4      2.11       86,911     16.3      16.3    0.84    0.93    4.89      N      08/08/97
HALL        13.5     110.7      110.7     8.0      -         409,820      7.2       7.2    1.68    0.61    8.62      N      08/08/97
HARB        16.9     236.1      244.1    19.8      3.15    1,116,718      8.4       8.1    2.63    1.22   14.82      N      08/08/97
HARL        12.8     187.8      187.8    12.3      1.60      336,666      6.5       6.5    1.95    1.02   16.03      N      08/08/97
HAVN        11.5     149.8      150.4     8.9      1.66    1,781,545      6.0       5.9    3.16    0.84   13.80      N      08/08/97
HBFW        18.2     120.6      120.6    16.0      0.94      334,862     13.3      13.3    1.17    0.89    6.29      N      08/08/97
HBNK        18.4     156.4      156.4    11.7      -         504,381      7.5       7.5    1.39    0.67    9.20      N      08/08/97
HBS         15.3     112.0      116.3    15.8      3.03      146,331     14.1      13.7    1.21    1.12    7.43      N      08/08/97
HFFB        21.0     100.5      100.5    29.3      2.54      108,950     26.9      26.9    0.75    1.35    4.99      N      08/08/97
HFFC        13.7     123.0      123.0    11.6      1.92      561,664      9.4       9.4    1.60    0.89    9.66      N      08/08/97
HFGI        17.3     153.2      153.2     8.6      1.02      446,797      5.6       5.6    0.68    0.44    9.25      N      08/08/97
HFNC        22.6     176.1      176.1    33.1      1.72      842,917     18.8      18.8    0.72    1.38    4.71      N      08/08/97
HFSA        19.3     106.8      106.8    13.3      2.87      108,018     12.5      12.5    0.87    0.79    5.37      N      08/08/97
HIFS        12.5     148.9      148.9    13.9      2.07      217,586      9.4       9.4    1.86    1.22   12.54      N      08/08/97
HMCI        18.0     111.2      111.2     7.3      -         331,608      6.5       6.5    0.79    0.42    6.80      N      08/08/97
HMNF        21.0     127.5      127.5    18.4      -         566,865     14.4      14.4    1.18    0.88    5.90      N      08/08/97
HOMF        13.4     178.9      184.6    15.2      1.64      682,796      8.5       8.2    2.28    1.22   14.67      N      08/08/97
HPBC        12.1     182.2      182.2    19.2      3.86      198,748     10.6      10.6    1.72    1.68   15.76      N      08/08/97
HRBF        23.5     124.3      124.3    16.0      2.00      219,462     12.9      12.9    0.85    0.68    5.10      N      08/08/97
HRZB        14.6     140.9      140.9    22.0      2.60      518,661     15.6      15.6    1.05    1.54    9.82      N      08/08/97
HZFS        17.8      97.7       97.7    10.3      1.70       78,368     10.5      10.5    1.06    0.60    5.41      N      08/08/97
IFSB        22.1     107.4      122.4     7.0      1.53      262,753      6.5       5.8    0.65    0.33    4.92      N      08/08/97
INBI        17.9     124.7      124.7    22.1      3.31      346,596     17.7      17.7    0.81    1.27    6.78      N      08/08/97
IPSW        17.5     244.2      244.2    14.0      1.08      189,379      5.7       5.7    1.27    0.97   16.21      N      08/08/97
ISBF        22.0     139.7      164.7    18.2      1.64      938,968     12.2      10.5    1.11    0.92    6.15      N      08/08/97
ITLA        13.3     154.0      154.7    17.5      -         810,494     11.4      11.3    1.36    1.45   12.48      N      08/08/97
IWBK        17.2     256.3      261.9    17.4      1.51    1,832,582      6.8       6.6    2.31    1.10   16.39      N      08/08/97
JSB         17.6     125.4      125.4    28.7      3.14    1,531,115     22.9      22.9    2.53    1.70    7.77      N      08/08/97
JSBA        16.2     137.8      180.9    12.3      1.25    1,296,929      8.2       6.4    1.97    0.70    9.29      N      08/08/97
JXVL         7.3     122.7      122.7    18.3      3.01      226,182     14.9      14.9    2.28    1.33    8.42      N      08/08/97
KFBI        22.6     123.2      123.2    26.4      1.56      727,903     19.6      19.6    0.85    1.19    5.38      N      08/08/97
KNK         15.1     110.9      118.1    12.3      1.63      341,678     11.1      10.5    1.96    0.82    7.89      N      08/08/97
KSAV        12.0     114.1      114.2    15.4      3.24      106,121     13.5      13.5    1.54    1.24    8.86      N      08/08/97
KSBK        11.3     169.9      179.7    12.2      0.56      145,888      7.2       6.8    1.27    1.08   15.21      N      08/08/97
KYF         17.8     112.8      112.8    18.2      4.08       88,923     16.1      16.1    0.69    1.07    5.23      N      08/08/97
LARK        16.8     116.9      116.9    16.1      1.86      228,100     13.8      13.8    1.28    1.04    7.00      N      08/08/97
LARL        11.9     147.3      147.3    15.4      2.43      208,577     10.4      10.4    1.80    1.43   13.48      N      08/08/97
LFED        23.5     158.0      158.0    25.6      3.64      281,899     16.2      16.2    0.89    1.12    6.93      N      08/08/97
LIFB        19.7     163.1        NA     17.2      1.85    1,488,257     10.6       NA     1.32    0.86    8.04      N      08/08/97
LISB        23.1     175.9      177.7    15.8      1.54    5,908,737      9.0       8.9    1.69    0.72    7.63      N      08/08/97
LOGN        14.9     110.6      110.6    21.2      2.86       83,152     19.2      19.2    0.94    1.51    7.40      N      08/08/97
LSBI        24.4     109.4      109.4    10.7      1.60      188,027      9.1       9.1    0.87    0.42    4.44      N      08/08/97
LSBX         8.7     159.4      159.4    13.9      -         366,318      8.7       8.7    1.36    1.73   20.78      N      08/08/97
LVSB        18.4     162.0      202.6    15.4      0.78      481,646      9.5       7.8    1.75    0.95    9.52      N      08/08/97
MAFB        14.2     192.8        NA     15.0      0.87    3,321,464      7.8       NA     2.28    1.16   14.83      N      08/08/97
MARN        14.8     104.1      104.1    23.5      3.83      173,304     22.5      22.5    1.55    1.67    7.28      N      08/08/97
MASB        15.3     144.4      144.4    15.4      2.47      905,417     10.6      10.6    3.39    1.04   10.20      N      08/08/97
MBB         23.5     119.2      277.5     8.2      2.55      810,679      8.4       4.7    1.00    0.48    5.70      N      08/08/97
MBB         23.5     119.2      277.5     8.2      2.55      810,679      8.4       4.7    1.00    0.48    5.70      N      08/08/97
MBLF        18.4     109.3      109.3    14.7      1.70      209,783     13.5      13.5    1.28    0.85    6.32      N      08/08/97

SOURCE: SNL & F&C CALCULATIONS          8

FERGUSON & COMPANY       EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

            Price/   Current     Current             Current        Total
               LTM    Price/    Price/ T   Price/   Dividend       Assets
          Core EPS    Book V      Book V   Assets      Yield       ($000)
Ticker         (x)       (%)         (%)      (%)        (%)          MRQ
MCBN          15.2     114.0       114.0      9.8       2.08       58,925
MCBS          13.8     146.8       146.8     14.0       1.37      408,590
MDBK          13.7     141.5       151.9     12.7       2.40    1,072,557
MECH           7.7     136.5       136.5     14.0        -        823,575
MERI          13.8     167.3       167.3     13.7       1.73      228,485
MFBC          18.8     102.2       102.2     14.0       1.56      248,241
MFFC          24.3     111.1       111.1     15.7       4.40      199,886
MFLR          14.6     136.3       138.7     12.9       3.33      124,688
MFSL          15.0     157.2       159.2     13.2       1.68    1,157,445
MIVI          17.8      97.3        97.3     17.8       1.06       69,755
MLBC          17.9     148.0       150.7     10.3       1.98    2,071,285
MSBF           8.0      63.9        63.9     10.9       2.15       74,698
MWBI          12.8     126.5       126.5      8.8       1.71      139,006
MWBX          13.1     221.5       221.5     16.5       1.79      566,517
MWFD          18.1     204.0       212.4     17.6       1.56      201,070
NASB          13.3     205.3       212.2     16.4       1.60      689,246
NBN           22.4     109.3       126.5      7.6       2.17      247,525
NEIB          14.7     111.9       111.9     17.0       1.88      176,309
NHTB          23.0     142.4       168.0     10.6       3.07      313,038
NMSB          21.8     152.7       152.7     15.0       1.90      323,061
NSSB          17.1     151.4       167.7     16.9       2.52      712,699
NWEQ          14.4     107.5       107.5     13.5       3.41       95,097
NWSB          20.9     204.7       217.5     19.4       1.84    2,091,363
NYB           16.1     401.9       401.9     20.4       1.93    3,283,653
OFCP          20.0     167.4       208.5     14.6       1.56      861,334
OHSL          16.7     116.7       116.7     12.9       3.59      229,812
PALM          21.0     149.5       149.5     12.3       0.77      664,863
PBCI          14.0     123.4       124.3     15.7       4.88      370,987
PBKB          20.9     179.9       186.9     10.3       2.63      585,678
PCBC          15.8     113.5       113.5     20.8       1.95       79,714
PCCI          15.1     169.0       169.0     12.0        -        371,126
PEEK          21.6     108.8       108.8     28.0       2.25      182,560
PERM          22.5     132.6       133.7     12.2       1.58      423,698
PFDC          13.6     131.3       131.3     20.0       2.38      287,564
PFNC          20.4     227.3       257.3     12.1       0.91      418,658
PFSB          14.3     136.6       163.3     10.9       0.94    1,321,751
PFSL          14.3     150.8       150.8      9.6       4.05      378,700
PHBK          15.8     246.5       292.5     19.0       1.96    5,591,180
PHFC          18.6     120.5       121.9     13.2       1.40      256,265
PKPS          22.2     136.8       136.8     11.5       1.25      880,196
PRBC          18.4      96.9        96.9     10.8       0.75      135,721
PSBK          13.6     154.4       172.9     13.2       2.24      878,823
PTRS          12.1     109.8       109.8      9.7       1.49      121,189
PULS          12.0     150.4       150.4     12.1       3.42      520,203
PVFC           8.0     181.1       181.1     12.7        -        356,251
PVSA          11.5     151.0       152.2     11.5       1.86      991,239
PWBC          15.2     141.0       154.6     10.0       2.00      706,237
QCBC          20.0     133.9       134.0     11.7        -        801,402
QCFB          13.1     123.8       123.8     22.4        -        149,637
RARB          15.9     192.3       195.4     15.3       2.00      379,428
RELY          16.1     155.1       215.2     12.8       2.23    1,976,764
ROSE          16.4     200.7       200.7     13.4       2.22    3,551,783
RVSB          23.6     246.1       271.3     27.5       0.94      224,385
SFED          17.2     110.3       110.3     14.3       1.47      168,841
                          Tangible
               Equity/     Equity/    Core    Core    Core
                Assets    T Assets     EPS    ROAA    ROAE    Merger    Current
                   (%)         (%)     ($)     (%)     (%)    Target?   Pricing
Ticker             MRQ         MRQ     LTM     LTM     LTM     (Y/N)       Date
MCBN               8.6         8.6    1.64    0.67    7.33      N      08/08/97
MCBS               9.4         9.4    2.12    1.17   11.06      N      08/08/97
MDBK               9.0         8.4    2.19    1.01   11.31      N      08/08/97
MECH              10.2        10.2    2.82    1.95   19.68      N      08/08/97
MERI               8.2         8.2    2.94    1.05   13.46      N      08/08/97
MFBC              13.7        13.7    1.09    0.86    5.51      N      08/08/97
MFFC              13.1        13.1    0.56    0.69    4.30      N      08/08/97
MFLR               9.4         9.3    1.23    0.93    9.66      N      08/08/97
MFSL               8.4         8.3    3.17    0.89   10.76      N      08/08/97
MIVI              18.3        18.3    0.85    1.01    5.56      N      08/08/97
MLBC               7.0         6.9    1.13    0.68    9.23      N      08/08/97
MSBF              17.0        17.0    1.63    1.46    7.85      N      08/08/97
MWBI               6.9         6.9    2.74    0.74   10.69      N      08/08/97
MWBX               7.5         7.5    0.51    1.37   17.82      N      08/08/97
MWFD               8.6         8.3    1.20    1.09   12.42      N      08/08/97
NASB               8.0         7.7    3.75    1.18   16.39      N      08/08/97
NBN                7.8         6.9    0.66    0.50    6.24      N      08/08/97
NEIB              15.2        15.2    1.16    1.21    7.43      N      08/08/97
NHTB               7.5         6.4    0.71    0.51    6.82      N      08/08/97
NMSB               9.8         9.8    0.58    0.80    7.67      N      08/08/97
NSSB              11.2        10.2    1.30    1.05    9.60      N      08/08/97
NWEQ              11.4        11.4    1.06    0.99    7.91      N      08/08/97
NWSB               9.5         9.0    0.83    0.96    9.84      N      08/08/97
NYB                5.1         5.1    1.93    1.45   27.70      N      08/08/97
OFCP               8.7         7.1    1.28    0.76    8.36      N      08/08/97
OHSL              11.0        11.0    1.47    0.86    7.31      N      08/08/97
PALM               8.2         8.2    0.74    0.60    7.44      N      08/08/97
PBCI              12.7        12.7    1.46    1.24    8.63      N      08/08/97
PBKB               5.7         5.5    0.80    0.53    9.27      N      08/08/97
PCBC              18.3        18.3    1.30    1.03    5.45      N      08/08/97
PCCI               7.1         7.1    1.00    0.98   12.40      N      08/08/97
PEEK              25.7        25.7    0.74    1.28    4.47      N      08/08/97
PERM               9.2         9.2    1.12    0.60    6.14      N      08/08/97
PFDC              15.2        15.2    1.86    1.46    9.55      N      08/08/97
PFNC               5.3         4.7    0.65    0.64   12.31      N      08/08/97
PFSB               7.4         6.2    2.09    0.83   10.66      N      08/08/97
PFSL               6.4         6.4    1.56    0.69   11.23      N      08/08/97
PHBK               7.7         6.6    2.46    1.31   16.17      N      08/08/97
PHFC              10.9        10.8    0.92    0.80    6.03      N      08/08/97
PKPS               8.4         8.4    0.36    0.54    6.52      N      08/08/97
PRBC              11.1        11.1    0.87    0.65    4.97      N      08/08/97
PSBK               8.6         7.7    2.24    0.97   11.84      N      08/08/97
PTRS               8.8         8.8    2.00    0.84    9.48      N      08/08/97
PULS               8.1         8.1    1.71    1.06   13.51      N      08/08/97
PVFC               7.0         7.0    2.43    1.35   19.93      N      08/08/97
PVSA               7.6         7.5    2.44    1.08   14.91      N      08/08/97
PWBC               7.1         6.5    1.08    0.64    8.73      N      08/08/97
QCBC               8.8         8.8    1.00    0.60    6.66      N      08/08/97
QCFB              18.1        18.1    1.79    1.66    8.76      N      08/08/97
RARB               7.9         7.8    1.51    1.03   13.25      N      08/08/97
RELY               8.2         6.1    1.79    0.86   10.24      N      08/08/97
ROSE               6.2         6.2    1.65    0.89   14.28      N      08/08/97
RVSB              11.2        10.2    1.08    1.17   10.66      N      08/08/97
SFED              13.0        13.0    1.11    0.82    6.26      N      08/08/97

SOURCE: SNL & F&C CALCULATIONS       9

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------


          Price/    Current    Current               Current        Total
             LTM     Price/   Price/ T    Price/    Dividend       Assets
        Core EPS     Book V     Book V    Assets       Yield       ($000)
Ticker       (x)        (%)        (%)       (%)         (%)          MRQ
SFFC        15.0      111.9      111.9      19.9        1.84       85,679
SFIN        14.9      144.8      145.1      13.5        2.09      677,384
SFSB        16.3      125.5      125.9       8.1        1.16      426,705
SFSL        10.9      134.7      137.1      12.6        2.00      634,761
SISB         9.2      165.9      165.9      11.8        1.84    1,434,545
SKAN        13.4      128.6      132.7       8.8        1.75      247,697
SMBC        16.9      108.8      108.8      17.1        2.90      165,688
SOPN        18.8      117.8      117.8      29.0        3.77      271,121
SOSA        15.9      202.5      202.5      12.8         -        514,502
SPBC        17.0      191.7      192.2      16.5        1.79    4,611,394
SSB         24.6      127.8      127.8      47.3        1.75       69,479
SSM         21.1      132.1      132.1      38.1        2.11      106,115
STFR        18.1      144.8      163.8      11.3        1.37    1,645,539
STSA        22.0      150.0      172.0       6.0         -      1,686,395
SWBI        15.2      132.3      132.3      14.6        3.66      378,325
SWCB        15.2      164.2      172.3      13.5        3.56      475,245
TBK         14.4      152.1      156.6      10.6        1.24      238,227
THR         17.2      105.1      105.5      14.5        2.25       91,165
THRD        16.9      101.4      115.6      12.2        2.09      640,746
TPNZ        21.2      124.9      124.9      21.3        1.59      124,150
TRIC        16.5      101.1      101.1      15.5        2.64       89,457
TSH         15.9      119.0      119.0      15.8        2.76      393,556
TWIN        20.1      120.6      120.6      15.5        3.28      107,345
UBMT        20.6      119.7      119.7      27.1        4.11      107,723
VABF        24.6      164.7      164.7      11.3        1.43      617,818
WBST        16.4      207.8      243.2      10.4        1.55    5,943,766
WCBI        16.4      135.6      135.6      20.7        2.31      311,613
WEFC        14.7      109.4      109.4      15.5        3.00      202,035
WFI         12.7      140.9      143.9      10.0        2.88      317,392
WFSL        13.0      193.6      211.9      23.4        3.24    5,760,385
WRNB        10.8      180.8      180.8      18.8        2.93      358,021
WSB         16.3      132.4      132.4      11.0        1.50      258,330
WSFS        10.3      225.5      227.3      11.7         -      1,508,540
WSTR        18.9      122.1      152.6      13.3        1.92      955,639
WVFC        12.8      142.8      142.8      15.9        2.98      294,693
WYNE        19.5      131.5      131.5      17.6        0.93      261,027
YFCB        16.3      122.6      122.6      18.3        1.43      288,089
YFED        20.2      178.6      178.6      15.4        2.35    1,162,393

Maximum     24.6      401.9      401.9      47.3        4.88   47,532,068
Minimum      2.3       63.9       63.9       5.1         -         54,275
Average     16.7      148.4      156.4      15.3        1.87    1,453,495
Mediam      16.4      141.9      148.2      14.0        1.82      414,239
                    Tangible
          Equity/    Equity/    Core    Core    Core
           Assets   T Assets     EPS    ROAA    ROAE    Merger    Current
              (%)        (%)     ($)     (%)     (%)    Target?   Pricing
Ticker        MRQ        MRQ     LTM     LTM     LTM     (Y/N)       Date
SFFC         17.8       17.8    1.45    1.37    7.36      N      08/08/97
SFIN          9.3        9.3    1.28    0.87    8.80      N      08/08/97
SFSB          6.5        6.5    1.69    0.56    8.52      N      08/08/97
SFSL          9.4        9.2    1.47    1.35   13.81      N      08/08/97
SISB          7.2        7.2    3.30    1.38   18.99      N      08/08/97
SKAN          6.9        6.7    1.71    0.68   10.07      N      08/08/97
SMBC         15.7       15.7    1.02    1.01    6.29      N      08/08/97
SOPN         24.6       24.6    1.13    1.68    6.59      N      08/08/97
SOSA          6.3        6.3    0.25    0.79   13.61      N      08/08/97
SPBC          8.6        8.6    1.32    1.04   11.66      N      08/08/97
SSB          37.0       37.0    0.70    1.71    4.69      N      08/08/97
SSM          28.9       28.9    1.01    1.71    4.84      N      08/08/97
STFR          7.9        7.0    1.93    0.71    8.11      N      08/08/97
STSA          5.5        5.0    0.83    0.44    7.84      N      08/08/97
SWBI         11.0       11.0    1.37    1.01    9.54      N      08/08/97
SWCB          8.2        7.9    2.22    0.96   11.82      N      08/08/97
TBK           6.9        6.8    1.12    0.79   11.78      N      08/08/97
THR          13.8       13.7    0.93    0.83    5.71      N      08/08/97
THRD         11.1        9.9    1.13    0.73    6.42      N      08/08/97
TPNZ         17.0       17.0    0.83    1.00    5.63      N      08/08/97
TRIC         15.3       15.3    1.38    1.02    6.79      N      08/08/97
TSH          13.3       13.3    1.14    1.00    6.93      N      08/08/97
TWIN         12.9       12.9    0.97    0.75    5.88      N      08/08/97
UBMT         22.7       22.7    1.16    1.34    5.74      N      08/08/97
VABF          6.9        6.9    0.57    0.46    6.82      N      08/08/97
WBST          5.0        4.3    3.15    0.71   13.33      N      08/08/97
WCBI         15.2       15.2    1.59    1.41    9.13      N      08/08/97
WEFC         14.2       14.2    1.09    1.06    7.56      N      08/08/97
WFI           7.1        7.0    1.26    0.88   12.23      N      08/08/97
WFSL         12.1       11.2    2.18    1.84   15.84      N      08/08/97
WRNB         10.4       10.4    1.64    1.83   18.86      N      08/08/97
WSB           8.3        8.3    0.41    0.73    8.66      N      08/08/97
WSFS          5.2        5.2    1.39    1.34   23.57      N      08/08/97
WSTR         10.9        8.9    1.21    0.75    6.20      N      08/08/97
WVFC         11.2       11.2    2.10    1.32   10.73      N      08/08/97
WYNE         13.4       13.4    1.11    0.92    6.16      N      08/08/97
YFCB         14.9       14.9    1.03    1.15    6.81      N      08/08/97
YFED          8.6        8.6    1.26    0.77    9.46      N      08/08/97

Maximum      37.0       37.0    7.98    4.17   67.90
Minimum       3.3        2.8    0.25    0.33    3.83
Average      11.0       11.0    1.52    1.00    9.98
Median        9.4        9.4    1.31    0.95    9.22

SOURCE: SNL & F&C CALCULATIONS       10

FERGUSON & COMPANY        EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

            NPAs/    Price/    Core    Core     Core
           Assets      Core     EPS    ROAA     ROAE
              (%)       EPS     ($)     (%)      (%)
Ticker        MRQ       (x)     MRQ     MRQ      MRQ
AADV         0.44      14.6    0.72    0.98    10.77
ABBK         0.17      15.1    0.50    0.81    11.68
ABCL         0.15      17.4    0.45    0.77     8.35
ABCW         0.92      13.9    0.91    0.91    13.93
AFCB         0.39      14.1    0.44    1.10    11.18
AHM          1.90      16.6    0.75    0.73    14.74
ALBK         0.71      13.9    0.67    1.05    11.37
AMFC         0.81      22.1    0.17    0.67     4.28
ANDB         1.01      12.6    0.60    1.00    12.54
ASBI         0.40      18.5    0.25    0.83     7.60
ASBP         1.56      21.9    0.14    0.85     5.43
ASFC         0.45      17.3    0.68    0.75     9.80
BANC           NA      20.8    0.20    0.65    11.70
BDJI         0.21      26.3    0.20    0.46     4.01
BFD            NA      18.2    0.27    0.64     7.27
BFSB          -        16.0    0.38    1.22     8.52
BKC          1.81      13.0    0.73    1.16    14.12
BKCT         1.19      13.6    0.50    1.29    12.72
BKUNA        0.60      19.4    0.14    0.48     8.00
BVCC         0.79      18.4    0.35    0.60     9.52
CAFI         0.36      13.6    0.34    0.92     9.52
CAPS         0.16      13.8    0.29    0.93    10.89
CASB         0.59      21.9    0.16    0.54     8.80
CASH         0.85      14.0    0.31    0.92     7.98
CATB         0.47      20.2    0.21    1.35     5.24
CBCI         1.16      11.9    0.87    1.60    10.40
CBSA         0.54      13.8    0.55    0.39    11.51
CBSB         0.56      21.4    0.25    1.08     7.67
CEBK           NA      12.3    0.39    0.96     9.24
CENF         1.28      15.1    0.57    0.60    11.72
CFB          0.89      12.6    0.78    0.97    16.25
CFFC         0.39      14.6    0.39    1.16     8.41
CFSB         0.17      14.4    0.47    1.22    15.91
CFTP         0.35      22.2    0.20    1.70     5.05
CFX          0.72      14.8    0.32    0.96    12.20
CIBI         0.72      14.1    0.27    1.01     8.86
CKFB         0.89      23.8    0.21    1.21     4.96
CLAS         0.70        NA      NA    0.79     5.34
CMRN         0.28      19.0    0.23    1.20     5.11
CMSB         0.50      24.6    0.17    0.48     5.01
CMSV         0.57      23.8    0.27    0.81     7.05
CNIT         0.42      15.4    0.83    0.81    11.22
COFI         0.22      13.6    0.96    1.27    18.76
CRZY         0.39      17.3    0.20    1.34     5.07
CSA          1.40      17.6    0.65    0.56    11.43
CTZN         0.41      13.9    0.75    0.89    13.88
CVAL         0.47      17.7    0.34    0.96    10.98
DIBK         0.44       9.4    0.71    1.94    23.80
DIME         0.73      27.9    0.17    0.70    47.43
DME          1.57      19.6    0.25    0.54    10.16
DNFC         0.34      13.4    0.36    0.79    13.92
DSL          0.95      18.1    0.30    0.57     8.03
EBSI         0.88        NA    0.28    0.77     8.71
EFBI         0.01      19.7    0.26    0.83     6.48

SOURCE: SNL & F&C CALCULATIONS          11

FERGUSON & COMPANY        EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

          NPAs/   Price/    Core    Core     Core
         Assets     Core     EPS    ROAA     ROAE
            (%)      EPS     ($)     (%)      (%)
Ticker      MRQ      (x)     MRQ     MRQ      MRQ
EGFC         NA     55.5    0.15    0.22     3.22
EIRE       0.40     12.1    0.42    0.93    13.30
EMLD         NA     12.3    0.29    0.98    13.07
EQSB       0.68      9.7    1.00    0.88    17.51
FBBC       0.07     14.6    0.28    0.98    10.10
FBCI       0.80     14.5    0.37    0.84     8.12
FBHC       0.37     17.9    0.43    0.60     9.70
FBSI       0.08     15.5    0.39    1.14     7.96
FCME       1.62     21.2    0.13    0.49     5.53
FED        1.39     16.7    0.50    0.51    10.73
FESX       0.62     17.3    0.24    0.67     9.01
FFBA       0.23     15.9    0.28    1.19     9.25
FFBI       0.27     18.3    0.25    0.43     5.54
FFBS       0.03     17.7    0.34    1.62     8.37
FFBZ       0.47     14.1    0.32    1.11    14.72
FFCH       1.61     14.5    0.54    0.84    13.68
FFDB       0.72     12.2    0.34    0.98    10.05
FFES       0.31     14.0    0.56    0.64    10.10
FFFC       0.18     18.3    0.41    1.35    10.37
FFFD       0.12     13.8    0.30    1.84     7.80
FFHH       0.03     15.3    0.29    0.87     7.55
FFHS       0.41     14.7    0.34    0.73     8.16
FFIC       0.32     17.5    0.29    1.02     6.47
FFKY       0.23     14.3    0.38    1.68    12.28
FFLC       0.19     17.8    0.39    0.96     6.91
FFOH       0.18     18.6    0.21    0.89     6.71
FFSL       0.37     17.7    0.18    0.64     6.17
FFSX        -       20.9    0.29    0.71     8.70
FFWC       0.22     11.4    0.63    1.12    10.98
FFWD       0.02     11.5    0.36    1.37    10.72
FFYF       0.67     13.8    0.50    1.33     9.62
FGHC       1.41     14.7    0.12    1.00    12.04
FIBC       1.71     12.7    0.40    0.96    10.04
FKFS       2.45     12.7    0.52    0.77    10.73
FLFC       0.82     16.6    0.35    0.91    11.92
FMCO       1.06     10.8    0.60    1.05    16.36
FMSB        -       13.6    0.38    0.99    14.73
FNGB       0.06     20.8    0.31    0.89     7.82
FOBC       0.15     16.2    0.34    0.93     8.36
FRC        1.01     17.7    0.34    0.65     8.73
FSBI       0.31     13.3    0.40    0.75    10.90
FSLA       0.60     21.3    0.34    0.98    10.65
FSPG       0.64     12.4    0.40    0.86    12.91
FSTC         NA     81.9    0.09    0.21     2.30
FTF        0.12     11.9    0.47    1.86    11.74
FTFC         NA     16.7    0.36    0.93    14.48
FTSB       2.02     18.3    0.15    0.97     5.58
FWWB       0.31     20.5    0.30    1.17     7.76
GAF        0.12     16.4    0.26    1.10     6.97
GBCI       0.12     13.6    0.34    1.64    17.10
GDW        1.31     13.2    1.50    0.88    13.91
GFCO       0.16     14.1    0.48    0.79     8.23
GFSB       1.54     11.9    0.28    1.27    11.06
GPT        2.89     17.8    0.90    1.12    10.49

SOURCE: SNL & F&C CALCULATIONS        12

FERGUSON & COMPANY            EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

          NPAs/    Price/     Core    Core     Core
         Assets      Core      EPS    ROAA     ROAE
            (%)       EPS      ($)     (%)      (%)
Ticker      MRQ       (x)      MRQ     MRQ      MRQ
GSB        1.46      16.9     0.43    0.74    11.55
GSBC       1.83      12.3     0.34    1.66    18.62
GSFC       0.16      25.4     0.17    1.66     4.85
GTFN       0.36      19.8     0.42    0.77     8.37
GUPB       0.18      22.6     0.21    0.81     4.74
HALL       0.15      12.1     0.47    0.67     9.40
HARB       0.46      16.6     0.67    1.21    14.61
HARL        -        11.8     0.53    1.09    16.89
HAVN       0.74      18.1     0.50    0.53     8.81
HBFW        -        17.1     0.31    0.89     6.61
HBNK       3.09      11.1     0.58    1.10    14.97
HBS        2.09      18.5     0.25    0.89     6.02
HFFB        -        19.7     0.20    1.39     5.23
HFFC       0.33      12.2     0.45    0.99    10.56
HFGI       0.25      26.7     0.11    0.30     5.89
HFNC       0.99      23.9     0.17    1.15     4.36
HFSA       0.09      17.5     0.24    0.76     6.00
HIFS       0.41      11.4     0.51    1.27    13.18
HMCI       2.91      15.5     0.23    0.51     7.88
HMNF       0.08      20.0     0.31    0.87     5.99
HOMF       0.45      14.1     0.54    1.13    13.40
HPBC        -        11.5     0.45    1.68    15.74
HRBF       0.13      20.8     0.24    0.72     5.62
HRZB        -        13.7     0.28    1.57    10.19
HZFS       1.02      13.5     0.35    0.76     7.11
IFSB         NA      18.0     0.20    0.39     5.96
INBI       0.22      13.9     0.26    1.51     8.43
IPSW       1.52      15.0     0.37    1.03    17.52
ISBF       0.33      21.0     0.29    0.77     6.29
ITLA       1.78      12.6     0.36    1.42    12.81
IWBK       0.64      16.2     0.61    1.10    16.36
JSB          NA      16.2     0.69    1.85     8.24
JSBA       0.52      13.8     0.58    0.85    10.53
JXVL       0.78      10.1     0.41    1.75    11.48
KFBI       0.08      21.8     0.22    1.16     5.81
KNK        0.61      14.8     0.50    0.88     8.12
KSAV       0.35      12.2     0.38    1.39    10.15
KSBK         NA      12.0     0.30    0.98    13.70
KYF         -        15.3     0.20    1.17     7.02
LARK         NA      17.3     0.31    0.97     6.83
LARL       0.51      11.6     0.46    1.41    13.36
LFED       0.02      20.9     0.25    1.23     7.61
LIFB         NA      19.7     0.33    0.88     8.25
LISB       1.03      22.2     0.44    0.71     7.78
LOGN       0.61      14.6     0.24    1.46     7.53
LSBI       1.34      14.8     0.36    0.68     7.38
LSBX       0.30       9.3     0.32    1.60    18.57
LVSB       0.98      14.7     0.55    1.14    11.56
MAFB         NA      12.7     0.64    1.24    15.73
MARN       0.81      14.4     0.40    1.72     7.53
MASB       0.16      14.1     0.92    1.13    10.85
MBB        0.70      23.5     0.25    0.49     5.53
MBB        0.70      23.5     0.25    0.49     5.53
MBLF       0.25      19.6     0.30    0.77     5.77

SOURCE: SNL & F&C CALCULATION          13

FERGUSON & COMPANY       EXHIBIT V - SELECTED PUBLICLY HELD THRIFTS
------------------

            NPAs/   Price/    Core    Core    Core
           Assets     Core     EPS    ROAA    ROAE
              (%)      EPS     ($)     (%)     (%)
Ticker        MRQ      (x)     MRQ     MRQ     MRQ
MCBN         0.40     17.4    0.36    0.57    6.61
MCBS         0.15     12.4    0.59    1.18   11.85
MDBK         0.37     13.4    0.56    1.00   11.31
MECH         1.13      3.9    1.38    3.60   36.83
MERI         0.22     11.4    0.89    1.27   15.91
MFBC           NA     17.1    0.30    0.84    6.00
MFFC         0.15     22.7    0.15    0.70    5.11
MFLR         1.02     12.2    0.37    1.08   11.33
MFSL           NA     16.7    0.71    0.81    9.61
MIVI         0.21     18.0    0.21    1.01    5.86
MLBC         0.46     22.0    0.23    0.52    7.41
MSBF         0.06      7.2    0.45    1.43    8.39
MWBI         0.82     13.3    0.66    0.72   10.23
MWBX         0.70     11.9    0.14    1.36   18.35
MWFD         0.14     17.0    0.32    1.11   12.90
NASB         3.34     12.1    1.03    1.30   17.21
NBN          1.37     14.2    0.26    0.66    8.48
NEIB           NA     13.3    0.32    1.20    7.88
NHTB         0.74     14.1    0.29    0.89   11.96
NMSB         0.87     21.0    0.15    0.81    8.07
NSSB         1.29     16.9    0.33    1.06    9.55
NWEQ           NA     13.6    0.28    0.92    7.76
NWSB         0.72     19.7    0.22    0.99   10.33
NYB          1.09     13.4    0.58    1.63   32.18
OFCP         0.16     16.9    0.38    0.87   10.01
OHSL         0.01     14.6    0.42    0.94    8.32
PALM         2.12     15.5    0.25    0.82    9.99
PBCI         2.14     11.7    0.44    1.37   10.69
PBKB         0.82     22.0    0.19    0.50    8.86
PCBC         0.05     16.5    0.31    1.18    6.34
PCCI         1.29     12.6    0.30    1.04   14.25
PEEK           NA     23.5    0.17    1.12    4.38
PERM         1.11     20.4    0.31    0.66    6.99
PFDC         0.34     13.2    0.48    1.53   10.08
PFNC         1.46     15.1    0.22    0.84   15.89
PFSB           NA     13.6    0.55    0.82   10.99
PFSL         0.10     14.6    0.38    0.66   10.39
PHBK         0.83     15.2    0.64    1.30   16.19
PHFC         1.60     17.1    0.25    0.73    6.50
PKPS         3.81     22.2    0.09    0.58    6.85
PRBC         0.30     14.8    0.27    0.68    5.98
PSBK         0.84     13.6    0.56    0.97   11.59
PTRS         0.50      9.3    0.65    1.06   11.83
PULS         0.57     11.4    0.45    1.10   13.79
PVFC         0.90     11.1    0.44    1.24   17.94
PVSA         0.27     11.3    0.62    1.07   14.75
PWBC         0.58     15.2    0.27    0.67    9.11
QCBC         1.31     16.7    0.30    0.70    7.90
QCFB           NA     13.1    0.45    1.55    8.53
RARB         0.29     16.2    0.37    0.99   12.53
RELY           NA     15.0    0.48    0.89   10.93
ROSE         0.45     15.3    0.44    0.88   14.63
RVSB         0.10     21.3    0.30    1.28   11.56
SFED         0.68     25.0    0.19    0.54    4.19

SOURCE: SNL & F&C CALCULATIONS         14

FERGUSON & COMPANY          EXHIBIT V -SELECTED PUBLICLY HELD THRIFTS
------------------

             NPAs/      Price/    Core    Core     Core
            Assets        Core     EPS    ROAA     ROAE
               (%)         EPS     ($)     (%)      (%)
Ticker         MRQ         (x)     MRQ     MRQ      MRQ
SFFC            NA         12.7    0.43    1.55     8.78
SFIN           0.41        14.9    0.32    0.82     8.57
SFSB           0.48        16.0    0.43    0.55     8.49
SFSL           0.26        10.3    0.39    1.38    14.86
SISB           0.43        14.6    0.52    0.83    11.63
SKAN           1.46        12.4    0.46    0.72    10.38
SMBC           1.10        17.3    0.25    0.96     6.06
SOPN           0.08        18.3    0.29    1.73     6.96
SOSA           6.28         9.9    0.10    1.33    21.58
SPBC           0.21        15.5    0.36    1.11    12.61
SSB            -           28.7    0.15    1.47     4.00
SSM            -           38.1    0.14    0.98     2.77
STFR           0.16        15.4    0.57    0.79     9.57
STSA           0.61        18.3    0.25    0.49     8.97
SWBI           0.30        14.8    0.35    1.02     9.50
SWCB           1.08        16.2    0.52    0.88    10.78
TBK            2.13        13.4    0.30    0.83    11.73
THR            1.21        18.2    0.22    0.77     5.49
THRD           0.33        16.5    0.29    0.73     6.60
TPNZ            NA         24.5    0.18    0.84     4.87
TRIC           -           14.6    0.39    1.08     7.09
TSH            0.27        14.6    0.31    0.99     7.48
TWIN           0.08        16.3    0.30    0.91     7.08
UBMT            NA         19.9    0.30    1.39     5.81
VABF           0.68        20.6    0.17    0.54     7.98
WBST           0.85        13.5    0.96    0.82    16.31
WCBI           0.60        15.9    0.41    1.43     9.40
WEFC            NA         14.3    0.28    1.06     7.44
WFI            0.29        11.8    0.34    0.86    12.00
WFSL           0.73        12.7    0.56    1.87    15.71
WRNB           1.08        10.8    0.41    1.85    18.09
WSB             NA         16.7    0.10    0.72     8.67
WSFS           1.66        10.8    0.33    1.12    21.27
WSTR            NA         16.3    0.35    0.83     7.58
WVFC           0.30        13.4    0.50    1.21    10.88
WYNE           0.91        20.0    0.27    0.83     6.02
YFCB           0.57        15.5    0.27    1.13     7.48
YFED           1.24        18.8    0.34    0.84     9.96

Maximum        6.28        81.9    1.50    3.60    47.43
Minimum         -           3.9    0.09    0.21     2.30
Average        0.71        16.5    0.39    1.00    10.25
Median         0.48        15.3    0.34    0.96     9.25

SOURCE: SNL & F&C CALCULATIONS   15

                                  EXHIBIT VI

FERGUSON & COMPANY
------------------

                   EXHIBIT VI - COMPARATIVE GROUP SELECTION

To search for a comparative group for Salida, we selected all thrifts from the entire U.S. with assets between $40 million and $100 million that have sufficient trading volume to produce meaningful market information. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq. We eliminated thrifts from the Western, Mid-Atlantic, and Northeast Regions. We kept those selected from the Midwest, Southeast, and Southwest under the belief that Salida's operations would be more comparable to operations of thrifts in those regions.

We found 42 thrifts in the asset size and regions described above. We eliminated 30 and retained a group of 12. Normally, we consider 10 to 12 to be the desired sample size.

We eliminated thrifts for the following reasons: 1) Mutual holding company; 2) Has not been stock long enough to have one complete quarter as a reporting stock; 3) Merger agreement has been executed; 4) Non-performing assets of 1.00% or more of total assets; 5) Loans under 60% of total assets; and 6) Loans serviced more than 30% of assets.

The group of 42 from which the comparative group was selected is listed on
Exhibit VI.1 and the selected comparative group is listed on Exhibit VI.2. On
Exhibit VI.1, we have underlined the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A  Mutual holding company.

B  Has not reported as a stock for a full quarter.

C  Merger agreement has been executed.

D  1% or more of assets are non-performing.

E  Loans are less than 60% of assets.

F  Loans serviced exceeds 30% of assets.

FERGUSON & COMPANY         EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
------------------


                                                                     Deposit                          Current     Current   Price/
                                                                     Insurance                         Stock      Market    LTM
                                                                     Agency                            Price      Value    Core EPS
Ticker Short Name                     City              State Region  (BIF/SAIF) Exchange   IPO Date   ($)        ($M)       (x)
AMFC   AMB Financial Corp.            Munster              IN    MW      SAIF     NASDAQ     04/01/96  13.813     14.75        NA
----
ATSB   AmTrust Capital Corp.          Peru                 IN    MW      SAIF     NASDAQ     03/28/95  12.125      6.44        46.6
----
CBES   CBES Bancorp, Inc.             Excelsior Springs    MO    MW      SAIF     NASDAQ     09/30/96  16.813     17.23        NA
----
CCFH   CCF Holding Company            Jonesboro            GA    SE      SAIF     NASDAQ     07/12/95  16.250     14.88        27.1
----                                                                                         --------
CENB   Century Bancorp, Inc.          Thomasville          NC    SE      SAIF     NASDAQ     12/23/96  69.500     28.31        NA
----                                                                                         --------
CIBI   Community Investors Bancorp    Bucyrus              OH    MW      SAIF     NASDAQ     02/07/95   17.250     10.92       12.4
CKFB   CKF Bancorp, Inc.              Danville             KY    MW      SAIF     NASDAQ     01/04/95   18.000     16.69       22.0
----
CNSB   CNS Bancorp, Inc.              Jefferson City       MO    MW      SAIF     NASDAQ     06/12/96   15.750     26.04        NA
----
CSBF   CSB Financial Group, Inc.      Centralia            IL    MW      SAIF     NASDAQ     10/09/95   11.375     10.71       32.5
----
CZF    CitiSave Financial Corp        Baton Rouge          LA    SW      SAIF      AMSE      07/14/95   19.500     18.76       29.1
----
FFBI   First Financial Bancorp, Inc.  Belvidere            IL    MW      SAIF     NASDAQ     10/04/93   16.500      7.01       22.3
----
FFDF   FFD Financial Corp.            Dover                OH    MW      SAIF     NASDAQ     04/03/96   14.000     20.37        NA
----                                                                                         --------
FTNB   Fulton Bancorp, Inc.           Fulton               MO    MW      SAIF     NASDAQ     10/18/96   17.875     30.73        NA
----                                                                                         --------
FTSB   Fort Thomas Financial Corp.    Fort Thomas          KY    MW      SAIF     NASDAQ     06/28/95   11.250     17.70       23.4
----
GFSB   GFS Bancorp, Inc.              Grinnell             IA    MW      SAIF     NASDAQ     01/06/94   23.000     11.36       12.0
----
GUPB   GFSB Bancorp, Inc.             Gallup               NM    SW      SAIF     NASDAQ     06/30/95   17.500     15.77       21.6
----
GWBC   Gateway Bancorp, Inc.          Catlettsburg         KY    MW      SAIF     NASDAQ     01/18/95   15.250     16.41       22.4
----
HBBI   Home Building Bancorp          Washington           IN    MW      SAIF     NASDAQ     02/08/95   21.000      6.54        NM
----                                                                                         --------
HCFC   Home City Financial Corp.      Springfield          OH    MW      SAIF     NASDAQ     12/30/96   13.500     12.85        NA
----                                                                                         --------
HFSA   Hardin Bancorp, Inc.           Hardin               MO    MW      SAIF     NASDAQ     09/29/95   15.500     13.40       20.4
----
HHFC   Harvest Home Financial Corp.   Cheviot              OH    MW      SAIF     NASDAQ     10/10/94   11.500     10.75       25.0
----
HZFS   Horizon Financial Svcs Corp.   Oskaloosa            IA    MW      SAIF     NASDAQ     06/30/94   17.500      7.45       31.8
----
INCB   Indiana Community Bank, SB     Lebanon              IN    MW      SAIF     NASDAQ     12/15/94   16.500     15.21       35.1
----
KYF    Kentucky First Bancorp, Inc.   Cynthiana            KY    MW      SAIF       AMSE     08/29/95   11.500     15.39       16.0
----
LOGN   Logansport Financial Corp.     Logansport           IN    MW      SAIF     NASDAQ     06/14/95   13.250     16.65       15.2
LXMO   Lexington B&L Financial Corp.  Lexington            MO    MW      SAIF     NASDAQ     06/06/96   15.250     19.29        NA
MIVI   Mississippi View Holding Co.   Little Falls         MN    MW      SAIF     NASDAQ     03/24/95   15.250     13.03       18.4
                                                                                             --------
MRKF   Market Financial Corporation   Mount Healthy        OH    MW      SAIF     NASDAQ     03/27/97   12.625     16.86        NA
----                                                                                         --------
MSBF   MSB Financial, Inc.            Marshall             MI    MW      SAIF     NASDAQ     02/06/95   20.750     13.33       13.2
NSLB   NS&L Bancorp, Inc.             Neosho               MO    MW      SAIF     NASDAQ     06/08/95   16.375     12.05       31.5
----
NWEQ   Northwest Equity Corp.         Amery                WI    MW      SAIF     NASDAQ     10/11/94   14.125     13.13       15.2
----
PCBC   Perry County Financial Corp.   Perryville           MO    MW      SAIF     NASDAQ     02/13/95   19.750     16.34       16.3
----
PFFC   Peoples Financial Corp.        Massillon            OH    MW      SAIF     NASDAQ     09/13/96   15.250     22.74        NA
----
RELI   Reliance Bancshares, Inc.      Milwaukee            WI    MW      SAIF     NASDAQ     04/19/96    7.250     18.33        NA
----                                                                                         --------
SCBS   Southern Community Bancshares  Cullman              AL    SE      SAIF     NASDAQ     12/23/96   13.563     15.43        NA
----                                                                                         --------
SCCB   S. Carolina Community Bancshrs Winnsboro            SC    SE      SAIF     NASDAQ     07/07/94   19.000     13.40       26.0
----
SFFC   StateFed Financial Corporation Des Moines           IA    MW      SAIF     NASDAQ     01/05/94   18.500     14.60       14.6
SOBI   Sobieski Bancorp, Inc.         South Bend           IN    MW      SAIF     NASDAQ     03/31/95   14.750     13.01       30.7
SSB    Scotland Bancorp, Inc          Laurinburg           NC    SE      SAIF       AMSE     04/01/96   15.500     28.52        NA
SZB    SouthFirst Bancshares, Inc.    Sylacauga            AL    SE      SAIF       AMSE     02/14/95   14.250     11.70        NM
----
THR    Three Rivers Financial Corp.   Three Rivers         MI    MW      SAIF       AMSE     08/24/95   14.375     12.24       16.7
-------------------------------------
WCFB   Webster City Federal SB, MHC   Webster City         IA    MW      SAIF     NASDAQ     08/15/94   14.250     29.93       24.2
-------------------------------------

Maximum                                                                                                69.500     30.73       46.6
Minimum                                                                                                 7.250      6.44       12.0
Average                                                                                                16.829     15.86       23.0
Median                                                                                                 15.375     15.05       22.3

S0URCE: SNL &  F&C CALCULATION               2

FERGUSON & COMPANY         EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
------------------

                                                                               Tangible                   ROAA     ROAA    ROACE
        Price/   Current    Current             Current   Total   Equity/       Equity/   Core   Core   Before   Before   Before
          Core    Price/   Price/ T   Price/   Dividend  Assets    Assets   Tang Assets    EPS    EPS    Extra    Extra    Extra
           EPS    Book V     Book V   Assets     Yield   ($000)       (%)           (%)    ($)    ($)      (%)      (%)      (%)
Ticker     (x)       (%)        (%)      (%)       (%)      MRQ       MRQ           MRQ    LTM    MRQ      LTM      MRQ      LTM
AMFC       21.6      95.9       95.9     18.6      1.74   83,542      19.4          19.4    NA    0.16     0.49    (0.06)     NA
----
ATSB       37.9      87.4       88.3      8.9      1.65   72,219      10.2          10.1   0.26   0.08     0.30     0.33     3.00
----
CBES       14.5      99.5       99.5     18.8      2.38   91,672      18.9          18.9    NA    0.29      NA      1.28      NA
----
CCFH       40.6     113.3      113.3     16.8      3.08   88,509      14.8          14.8   0.60   0.10     0.47     0.42     2.39
---------------
CENB         NA      95.9       95.9     28.9         -   98,115      30.1          30.1    NA     NA       NA      1.14      NA
---------------
CIBI       12.0     100.1      100.1     11.4      2.32   95,787      11.4          11.4   1.39   0.36     0.64     0.91     4.99
CKFB       20.5     105.8      105.8     27.8      2.44   60,038      25.2          25.2   0.82   0.22     1.29     1.31     4.90
CNSB       39.4     107.9      107.9     26.3      1.27   98,898      24.4          24.4    NA    0.10      NA     (0.70)     NA
----
CSBF       31.6      89.6       95.3     22.5         -   47,527      25.2          24.0   0.35   0.09     0.51     0.89     1.78
----
CZF        97.5     152.7      152.7     24.9      2.05   75,286      16.3          16.3   0.67   0.05     0.56     0.39     3.21
----
FFBI       17.9      95.7       95.7      7.4         -   94,533       7.8           7.8   0.74   0.23    (0.17)   (0.59)   (2.04)
----
FFDF       20.6      95.2       95.2     23.6      1.43   86,159      24.8          24.8    NA    0.17     0.76     1.07      NA
---------------
FTNB         NA     124.5      124.5     30.9      1.12   99,462      24.8          24.8    NA     NA       NA      1.16      NA
---------------
FTSB       15.6     112.8      112.8     19.4      2.22   91,109      17.2          17.2   0.48   0.18     0.51     1.16     2.32
----
GFSB       11.7     114.3      114.3     13.1      1.74   87,625      11.5          11.5   1.91   0.49     0.96     1.14     8.10
----
GUPB       25.7     108.4      108.4     19.3      2.29   81,775      17.8          17.8   0.81   0.17     0.76     0.72     3.68
----
GWBC       21.2      96.3       96.3     24.7      2.62   66,439      25.6          25.6   0.68   0.18     0.76     1.10     2.99
----
HBBI       21.9     110.1      110.1     14.7      1.43   44,564      12.5          12.5   (0.06) 0.24    (0.36)    0.63    (2.60)
---------------
HCFC         NA      92.0       92.0     18.9      2.37   68,140      20.5          20.5    NA     NA       NA      1.22      NA
---------------
HFSA       16.2     103.4      103.4     15.3      2.58   97,015      14.8          14.8   0.76   0.24     0.49     0.93     2.82
----
HHFC       16.0     103.4      103.4     12.9      3.48   83,659      12.4          12.4   0.46   0.18     0.21     0.77     1.36
----
HZFS       15.1      92.0       92.0     10.1      1.83   74,043      10.9          10.9   0.55   0.29     0.14     0.83     1.27
----
INCB       27.5     134.5      134.5     17.1      2.18   89,215      12.7          12.7   0.47   0.15     0.15     0.62     1.13
KYF        16.0     106.0      106.0     18.2      4.35   87,874      17.2          17.2   0.72   0.18     0.87     1.05     3.88
----
LOGN       15.1     107.9      107.9     21.4      3.02   77,668      19.9          19.9   0.87   0.22     1.20     1.40     5.09
LXMO       21.2     101.5      101.5     31.3         -   61,650      30.8          30.8    NA    0.18     0.88     1.33      NA
MIVI       18.2     100.0      100.0     18.5      1.05   70,329      18.5          18.5   0.83   0.21     0.68     0.98     3.63
---------------
MRKF         NA        NA         NA       NA         -   45,729      16.7           NA     NA     NA       NA      0.65      NA
---------------
MSBF       12.7     105.9      105.9     20.2      2.41   66,541      19.1          19.1   1.57   0.41     1.29     1.54     6.07
----
NSLB       29.2     101.3      101.3     21.3      3.05   58,394      21.0          21.0   0.52   0.14     0.51     0.85     2.29
----
NWEQ       12.6     102.2      102.2     13.6      3.12   96,518      12.3          12.3   0.93   0.28     0.76     1.04     5.88
----
PCBC       19.0     107.8      107.8     20.3      2.03   80,408      18.9          18.9   1.21   0.26     0.71     1.43     3.69
----
PFFC       22.4      94.3       94.3     25.5      1.97   89,242      27.0          27.0    NA    0.17     0.29     1.09      NA
----
RELI       18.1      82.1        NA      41.1         -   44,605      50.1           NA     NA    0.10      NA      2.19      NA
---------------
SCBS         NA      96.6       96.6     21.4      2.21   72,151      22.1          22.1    NA     NA       NA      0.94      NA
---------------
SCCB       23.8     112.8      112.8     29.2      3.16   45,919      25.9          25.9   0.73   0.20     0.90     1.20     3.21
----
SFFC       13.6      98.5       98.5     17.5      2.16   82,809      17.8          17.8   1.27   0.34     1.01     1.24     5.29
SOBI       33.5      86.5       86.5     16.5      1.90   78,978      17.7          17.7   0.48   0.11     0.21     0.66     1.18
SSB        21.5     113.6      113.6     41.9      1.94   68,067      36.9          36.9    NA    0.18     1.31     1.77     3.86
SZB        32.4      90.1       90.1     12.6      3.51   93,110      14.0          14.0   0.05   0.11    (0.06)    0.55    (0.43)
----
THR        14.4      95.6       96.0     13.7      2.50   89,271      14.3          14.3   0.86   0.25     0.53     0.91     3.59
----
WCFB       22.3     137.4      137.4     31.9      5.61   93,811      23.2          23.2   0.59   0.16     0.95     1.35     4.19
----

Maximum    97.5     152.7      152.7     41.9      5.61   99,462      50.1          36.9   1.91   0.49     1.31     2.19     8.10
Minimum    11.7      82.1       86.5      7.4         -    4,564       7.8           7.8  (0.06)  0.05    (0.36)   (0.70)   (2.60)
Average    23.5     104.2      104.9     20.7      2.05   78,057      19.8          19.1   0.74   0.20     0.60     0.92     3.02
Median     20.6     101.5      101.8     19.3      2.17   82,292      18.7          18.7   0.72   0.18     0.60     1.01     3.21

SOURCE: SNL & F&C CALCULATION            3

FERGUSON & COMPANY                 EXHIBIT VI.1 - COMPARATIVE GROUP SELECTION
------------------



         ROACE
        Before                    NPAs/     Loans/   Loans/  Deposits/
         Extra  Merger   Current Assets   Deposits   Assets     Assets
           (%)  Target?  Pricing    (%)        (%)      (%)        (%)
Ticker     MRQ    (Y/N)     Date    MRQ        MRQ      MRQ        MRQ
AMFC     (0.30)    N    03/31/97    0.43      97.63   75.30       77.13
----                                ----
ATSB      3.30     N    03/31/97    2.59     103.00   70.99       68.93
----                                ----
CBES      7.02     N    03/31/97    0.68     128.57   90.86       70.67
----
CCFH      2.58     N    03/31/97    0.43      97.24   73.35       75.44
----                                                  -----
CENB      5.02     N    03/31/97    0.46      85.12   59.15       69.49
----                                                  -----
CIBI      7.81     N    03/31/97    0.69     103.25   75.83       73.45
CKFB      5.19     N    03/31/97    0.52     124.50   88.82       71.34
----                                                  -----
CNSB     (2.85)    N    03/31/97    0.33      78.83   58.59
----                                                  -----
CSBF      3.49     N    03/31/97    0.78      78.77   58.56       74.35
----             ----                                 -----
CZF       2.40     Y    03/31/97    0.31      74.23   60.59       81.63
----             ----
FFBI     (7.34)    N    03/31/97    0.14     112.83   78.58       69.65
----
FFDF      4.30     N    03/31/97    0.06      94.55   59.75       63.20
----                                                  -----
FTNB       NA      N    03/31/97     NA      127.70   86.96       68.09
----
FTSB      6.58     N    03/31/97    1.68     125.39   89.57       71.43
----                                ----
GFSB      9.93     N    03/31/97    1.65     131.02   87.40       66.71
----                                ----
GUPB      3.99     N    03/31/97    0.15      79.87   52.60       65.86
----                                                  -----
GWBC      4.34     N    03/31/97    0.12      38.94   28.83       74.05
----                                ----              -----
HBBI      4.92     N    03/31/97    1.14      81.84   63.83       77.99
----                                ----
HCFC      7.96     N    03/31/97    0.34     102.82   74.78       72.73
----
HFSA      5.92     N    03/31/97    0.18      77.31   54.08       69.95
----                                                  -----
HHFC      6.24     N    03/31/97    0.26      74.16   51.20       69.04
----                                ----              -----
HZFS      7.70     N    03/31/97    1.35      92.92   69.58       74.88
----                                ----              -----
INCB      4.95     N    03/31/97     NA       94.33   81.64       86.55
KYF       5.33     N    03/31/97      -       88.09   54.65       62.03
----                                                  -----
LOGN      7.02     N    03/31/97    0.52      99.38   73.44       73.90
LXMO      4.34     N    03/31/97    0.92     107.66   73.93       68.67
MIVI      5.32     N    03/31/97    0.26      79.40   63.61       80.11
----
MRKF       NA      N    03/31/97     NA         NA      NA        81.84
----
MSBF      7.93     N    03/31/97    0.47     151.88   94.31       62.10
----
NSLB      4.04     N    03/31/97      -       74.65   54.19       72.60
----                                ----              -----
NWEQ      8.47     N    03/31/97    1.52     126.07   81.56       64.69
----                                ----
PCBC      7.65     N    03/31/97      -       19.49   15.13       77.66
----                                                  -----
PFFC      4.08     N    03/31/97    0.01      71.94   51.72       71.89
----                                                  -----
RELI      3.92     N    03/31/97      -      140.69   56.55       40.19
----                                ----              -----
SCBS      5.91     N    03/31/97    2.20      70.87   55.02       77.64
----                                ----              -----
SCCB      4.42     N    03/31/97    1.83     106.77   77.89       72.95
----                                ----
SFFC      6.96     N    03/31/97    0.79     141.57   82.43       58.23
SOBI      3.78     N    03/31/97    0.24      94.17   70.33       74.69
SSB       4.84     N    03/31/97    0.05     110.81   68.03       61.39
SZB       3.97     N    03/31/97    0.53     102.64   71.32       69.48
----                                ----
THR       6.35     N    03/31/97    1.23      98.58   66.67       67.63
----                                ----
WCFB      5.86     N    03/31/97    0.14      77.06   58.47       75.88
----                                                  -----

Maximum   9.93                      2.59     151.88   94.31       86.55
Minimum  (7.34)                       -       19.49   15.13       40.19
Average   4.83                      0.64      96.74   67.32       70.96
Median    4.99                      0.43      97.24   69.58       71.66

                                Loans       Loans
              Borrowings/    Serviced    Serviced/
                  Assets   For Others      Assets
                     (%)       ($000)         (%)
Ticker               MRQ          MRQ         MRQ      Reasons for Exclusion
                                                       ----------------------
AMFC               1.20           -           -        SELECTED
----                                        ----
ATSB              20.30        28,300       39.2       B, F
----                                        ----
CBES               9.27        31,455       34.3       F
----
CCFH               8.47          NA          NA        SELECTED
CENB                -            NA          NA        B, E
----
CIBI              14.61          NA          NA        SELECTED
CKFB               2.09           -           -        SELECTED
CNSB                -          23,244       23.5       E
----
CSBF                -             -           -        E
----
CZF                 -           1,249        1.7       C
----                                        ----
FFBI              21.63        52,602       55.6       F
----                                        ----
FFDF              10.54           -           -        E
----
FTNB               6.54          NA          NA        B
----
FTSB              10.32          NA          NA        D
----
GFSB              20.87        15,618       17.8       D
----
GUPB              15.31           -           -        E
----
GWBC                -             -           -        E
----
HBBI               8.93           -           -        D
----
HCFC               6.02         2,410        3.5       B
----
HFSA              14.43         3,291        3.4       E
----
HHFC              17.93          NA          NA        E
----
HZFS              13.68         1,688        2.3       D
----
INCB                -            NA          NA        SELECTED
KYF               19.83           -           -        E
----
LOGN               4.38           -           -        SELECTED
LXMO                -            NA          NA        SELECTED
MIVI                -             -           -        SELECTED
----
MRKF                -            NA          NA        B
----                                        ----
MSBF              18.03        33,183       49.9       F
----
NSLB               5.14           -           -        E
----
NWEQ              22.54        24,642       25.5       D
----
PCBC               3.11           -           -        E
----
PFFC                -             -           -        E
----
RELI               8.97          NA          NA        E
----
SCBS                -             -           -        B, D, E
----
SCCB                -            NA          NA        D
----
SFFC              22.94           -           -        SELECTED
SOBI               7.22           -           -        SELECTED
SSB                 -             -           -        SELECTED
SZB               15.04           -           -        SELECTED
----
THR               16.63        14,361       16.1       D
----
WCFB               0.33           -           -        A, E
----
Maximum           22.94        52,602       55.6
Minimum             -             -           -
Average            8.25         7,485        8.8
Median             6.88           -           -


SOURCE: SNL & F&C CALCULATIONS           4

FERGUSON & COMPANY          EXHIBIT VI.2 - COMPARATIVE GROUP SELECTED
------------------

                                                                        Deposit                       Current  Current    Price/
                                                                        Insurance                       Stock   Market       LTM
                                                                        Agency                          Price    Value  Core EPS
Ticker  Short Name                        City           State  Region  (BIF/SAIF) Exchange IPO Date      ($)     ($M)       (x)
AMFC    AMB Financial Corp.               Munster        IN     MW      SAIF       NASDAQ    04/01/96  13.813    14.75        NA
CCFH    CCF Holding Company               Jonesboro      GA     SE      SAIF       NASDAQ    07/12/95  16.250    14.88      27.1
CIBI    Community Investors Bancorp       Bucyrus        OH     MW      SAIF       NASDAQ    02/07/95  17.250    10.92      12.4
CKFB    CKF Bancorp, Inc.                 Danville       KY     MW      SAIF       NASDAQ    01/04/95  18.000    16.69      22.0
INCB    Indiana Community Bank, SB        Lebanon        IN     MW      SAIF       NASDAQ    12/15/94  16.500    15.21      35.1
LOGN    Logansport Financial Corp.        Logansport     IN     MW      SAIF       NASDAQ    06/14/95  13.250    16.65      15.2
LXMO    Lexington B&L Financial Corp.     Lexington      MO     MW      SAIF       NASDAQ    06/06/96  15.250    19.29        NA
MIVI    Mississippi View Holding Co.      Little Falls   MN     MW      SAIF       NASDAQ    03/24/95  15.250    13.03      18.4
SFFC    StateFed Financial Corporation    Des Moines     IA     MW      SAIF       NASDAQ    01/05/94  18.500    14.60      14.6
SOBI    Sobieski Bancorp, Inc.            South Bend     IN     MW      SAIF       NASDAQ    03/31/95  14.750    13.01      30.7
SSB     Scotland Bancorp, Inc             Laurinburg     NC     SE      SAIF       AMSE      04/01/96  15.500    28.52        NA
SZB     SouthFirst Bancshares, Inc.       Sylacauga      AL     SE      SAIF       AMSE      02/14/95  14.250    11.70        NM

Maximum                                                                                                18.500    28.52      35.1
Minimum                                                                                                13.250    10.92      12.4
Average                                                                                                15.714    15.77      21.9
Median                                                                                                 15.375    14.82      20.2

SOURCE: SNL & F&C CALCULATIONS          5

FERGUSON & COMPANY       EXHIBIT VI.2 - COMPARATIVE GROUP SELECTED
------------------

                                                                                Tangible                    ROAA    ROAA    ROACE
          Price/  Current   Current             Current    Total   Equity/       Equity/    Core   Core   Before  Before   Before
            Core   Price/  Price/ T   Price/   Dividend   Assets    Assets   Tang Assets     EPS    EPS    Extra   Extra    Extra
             EPS   Book V    Book V   Assets      Yield   ($000)       (%)           (%)     ($)    ($)      (%)     (%)      (%)
Ticker       (x)      (%)       (%)      (%)        (%)      MRQ       MRQ           MRQ     LTM    MRQ      LTM     MRQ      LTM
AMFC        21.6     95.9      95.9     18.6       1.74   83,542      19.4          19.4      NA   0.16     0.49   (0.06)      NA
CCFH        40.6    113.3     113.3     16.8       3.08   88,509      14.8          14.8    0.60   0.10     0.47    0.42     2.39
CIBI        12.0    100.1     100.1     11.4       2.32   95,787      11.4          11.4    1.39   0.36     0.64    0.91     4.99
CKFB        20.5    105.8     105.8     27.8       2.44   60,038      25.2          25.2    0.82   0.22     1.29    1.31     4.90
INCB        27.5    134.5     134.5     17.1       2.18   89,215      12.7          12.7    0.47   0.15     0.15    0.62     1.13
LOGN        15.1    107.9     107.9     21.4       3.02   77,668      19.9          19.9    0.87   0.22     1.20    1.40     5.09
LXMO        21.2    101.5     101.5     31.3        -     61,650      30.8          30.8      NA   0.18     0.88    1.33       NA
MIVI        18.2    100.0     100.0     18.5       1.05   70,329      18.5          18.5    0.83   0.21     0.68    0.98     3.63
SFFC        13.6     98.5      98.5     17.5       2.16   82,809      17.8          17.8    1.27   0.34     1.01    1.24     5.29
SOBI        33.5     86.5      86.5     16.5       1.90   78,978      17.7          17.7    0.48   0.11     0.21    0.66     1.18
SSB         21.5    113.6     113.6     41.9       1.94   68,067      36.9          36.9      NA   0.18     1.31    1.77     3.86
SZB         32.4     90.1      90.1     12.6       3.51   93,110      14.0          14.0    0.05   0.11    (0.06)   0.55    (0.43)

Maximum     40.6    134.5     134.5     41.9       3.51   95,787      36.9          36.9    1.39   0.36     1.31    1.77     5.29
Minimum     12.0     86.5      86.5     11.4        -     60,038      11.4          11.4    0.05   0.10    (0.06)  (0.06)   (0.43)
Average     23.1    104.0     104.0     20.9       2.11   79,142      19.9          19.9    0.75   0.20     0.69    0.93     3.20
Median      21.4    100.8     100.8     18.0       2.17   80,894      18.2          18.2    0.82   0.18     0.66    0.95     3.75

SOURCE: SNL & F&C CALCULATIONS         6

FERGUSON & COMPANY         EXHIBIT VI.2 - COMPARATIVE GROUP SELECTED
------------------

           ROACE                                                                                  Loans       Loans
          Before                        NPAs/    Loans/   Loans/   Deposits/   Borrowings/     Serviced   Serviced/
           Extra    Merger   Current   Assets  Deposits   Assets      Assets        Assets   For Others      Assets
             (%)   Target?   Pricing      (%)       (%)      (%)         (%)           (%)       ($000)         (%)
Ticker       MRQ     (Y/N)      Date      MRQ       MRQ      MRQ         MRQ           MRQ          MRQ         MRQ
AMFC       (0.30)      N    03/31/97     0.43     97.63    75.30       77.13          1.20           -           -
CCFH        2.58       N    03/31/97     0.43     97.24    73.35       75.44          8.47           NA          NA
CIBI        7.81       N    03/31/97     0.69    103.25    75.83       73.45         14.61           NA          NA
CKFB        5.19       N    03/31/97     0.52    124.50    88.82       71.34          2.09           -           -
INCB        4.95       N    03/31/97      NA      94.33    81.64       86.55           -             NA          NA
LOGN        7.02       N    03/31/97     0.52     99.38    73.44       73.90          4.38           -           -
LXMO        4.34       N    03/31/97     0.92    107.66    73.93       68.67           -             NA          NA
MIVI        5.32       N    03/31/97     0.26     79.40    63.61       80.11           -             -           -
SFFC        6.96       N    03/31/97     0.79    141.57    82.43       58.23         22.94           -           -
SOBI        3.78       N    03/31/97     0.24     94.17    70.33       74.69          7.22           -           -
SSB         4.84       N    03/31/97     0.05    110.81    68.03       61.39           -             -           -
SZB         3.97       N    03/31/97     0.53    102.64    71.32       69.48         15.04           -           -

Maximum     7.81                         0.92    141.57    88.82       86.55         22.94           -           -
Minimum    (0.30)                        0.05     79.40    63.61       58.23           -             -           -
Average     4.71                         0.49    104.38    74.84       72.53          6.33           -           -
Median      4.90                         0.52    101.01    73.69       73.68          3.24           -           -

SOURCE: SNL & F&C CALCULATIONS         7

                                  EXHIBIT VII

FERGUSON & COMPANY                 EXHIBIT VII
------------------
                             PRO FORMA ASSUMPTIONS


     1. Net proceeds from the conversion were invested at the beginning of the period at 5.65%, which was the approximate rate on the one-year treasury bill on June 30, 1997. This rate was selected because it is considered more representative of the rate the Association is likely to earn.

     2. Salida's ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial purchase.

     3. Salida's RP will acquire 4% of the stock through open market purchases at $10 per share and the expense is recognized ratably over five years as the shares vest.

     4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38.0%.

     5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

     6. Earnings per share ("EPS") calculations have ignored AICPA SOP 93-6. Calculating EPS under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield EPS of $.88, $.78, $.71, and $.64, and price to earnings ratios of 11.4, 12.8, 14.1, and 15.5, at the minimum, midpoint, maximum, and supermaximum of the range, respectively.

FERGUSON & COMPANY
------------------

                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF AUGUST 8, 1997

SALIDA BUILDING AND LOAN ASSOCIATION
--------------------------------------------------
1.  Conversion Proceeds
    Pro Forma Market Value                                        $ 7,650,000
    Less:  Estimated Expenses                                        (499,000)
                                                                 ---------------
    Net Conversion Proceeds                                       $ 7,151,000

2.  Estimated Additional Income From Conversion Proceeds
    Net Conversion Proceeds                                       $ 7,151,000
    Less:  ESOP Contributions                                        (612,000)
                RP Contributions                                     (306,000)
                                                                 ---------------
    Net Conversion Proceeds after ESOP & RP                       $ 6,233,000
    Estimated Incremental Rate of Return(1)                              3.50%
                                                                 ---------------
    Estimated Additional Income                                   $   218,342
    Less:  ESOP Expense                                               (37,944)
                RP Expense                                            (37,944)
                                                                 ---------------
                                                                  $   142,454
                                                                 ===============

3.  Pro Forma Calculations

                                      Before       Conversion       After
    Period                          Conversion      Results      Conversion
                                   --------------------------------------------
a.  Pro Forma Earnings
    Twelve Months Ended
    June 30, 1997                    $   483,000    $  142,454    $   625,454

b.  Pro Forma Net Worth
    June 30, 1997                    $ 5,958,000    $6,233,000    $12,191,000

c.  Pro Forma Net Assets
    June 30, 1997                    $76,124,000    $6,233,000    $82,357,000


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF AUGUST 8, 1997

SALIDA BUILDING AND LOAN ASSOCIATION
------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                             $9,000,000
     Less:  Estimated Expenses                                                (520,000)
                                                                          ---------------
     Net Conversion Proceeds                                                $8,480,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                                $8,480,000
     Less:  ESOP Contributions                                                (720,000)
                 RP Contributions                                             (360,000)
                                                                          ---------------
     Net Conversion Proceeds after ESOP & RP                                $7,400,000
     Estimated Incremental Rate of Return(1)                                      3.50%
                                                                          ---------------
     Estimated Additional Income                                            $  259,222
     Less:  ESOP Expense                                                       (44,640)
                 RP Expense                                                    (44,640)
                                                                          ---------------
                                                                            $  169,942
                                                                          ===============

3.   Pro Forma Calculations

                                       Before           Conversion            After
     Period                          Conversion           Results           Conversion
                                   -----------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     June 30, 1997                   $   483,000       $      169,942       $    652,942

b.   Pro Forma Net Worth
     June 30, 1997                   $ 5,958,000       $    7,400,000       $ 13,358,000

c.   Pro Forma Net Assets
     June 30, 1997                   $76,124,000       $    7,400,000       $ 83,524,000


(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MAXIMUM OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF AUGUST 8, 1997


SALIDA BUILDING AND LOAN ASSOCIATION
---------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                 $   10,350,000
     Less:  Estimated Expenses                                        (541,000)
                                                                ---------------
     Net Conversion Proceeds                                    $    9,809,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                    $    9,809,000
     Less:  ESOP Contributions                                        (828,000)
            RP Contributions                                          (414,000)
                                                                ---------------
     Net Conversion Proceeds after ESOP & RP                    $    8,567,000
     Estimated Incremental Rate of Return (1)                             3.50%
                                                                ---------------
     Estimated Additional Income                                $      300,102
     Less:  ESOP Expense                                               (51,336)
            RP Expense                                                 (51,336)
                                                                ---------------
                                                                $      197,430
                                                                ===============

3.   Pro Forma Calculations

                                             Before          Conversion          After
     Period                                Conversion          Results        Conversion
                                        ---------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     June 30, 1997                         $    483,000      $    197,430     $    680,430

b.   Pro Forma Net Worth
     June 30, 1997                         $  5,958,000      $  8,567,000     $ 14,525,000

c.   Pro Forma Net Assets
     June 30, 1997                         $ 76,124,000      $  8,567,000     $ 84,691,000

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                      VALUATION DATE AS OF AUGUST 8, 1997


SALIDA BUILDING AND LOAN ASSOCIATION
------------------------------------------------------
1.  Conversion Proceeds
    Pro Forma Market Valuation                                         $   11,902,500
    Less:  Estimated Expenses                                          $     (565,000)
                                                                       ---------------
    Net Conversion Proceeds                                            $   11,337,500

2.  Estimated Additional Income From Conversion Proceeds
    Net Conversion Proceeds                                            $   11,337,500
    Less:  ESOP Contributions                                          $     (952,200)
            RP Contributions                                           $     (476,100)
                                                                       ---------------
    Net Conversion Proceeds after ESOP & RP                            $    9,909,200
    Estimated Incremental Rate of Return(1)                                      3.50%
                                                                       ---------------
    Estimated Additional Income                                        $      347,119
    Less:  ESOP Expense                                                $      (59,036)
            RP Expense                                                 $      (59,036)
                                                                       ---------------
                                                                       $      229,046
                                                                       ===============

3.  Pro Forma Calculations

                                                    Before         Conversion         After
    Period                                        Conversion         Results        Conversion
                                           ---------------------------------------------------------
a.  Pro Forma Earnings
    Twelve Months Ended
    June 30, 1997                                 $     483,000     $     229,046    $     712,046

b.  Pro Forma Net Worth
    June 30, 1997                                 $   5,958,000     $   9,909,200    $  15,867,200

c.  Pro Forma Net Assets
    June 30, 1997                                 $  76,124,000     $   9,909,200    $  86,033,200

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------

                          EXHIBIT VII
                   PRO FORMA ANALYSIS SHEET

Name of Association:   SALIDA BUILDING AND LOAN ASSOCIATION
Date of Market Prices: August 8, 1997                                               Colorado Publicly            All Publicly
                                                           Comparatives                Held Thrifts              Held Thrifts
                                                           ------------                ------------              ------------
                                SYMBOLS     VALUE        Mean       Median           Mean        Median        Mean        Median
                               -------------------       ----       ------           ----        ------        ----        ------
Price-Earnings Ratio             P/E
--------------------
  Last Twelve Months                         N/A
  At Minimum of Range                       12.2
  At Midpoint of Range                      13.8        31.4         23.9           16.1          16.1        16.7         16.4
  At Maximum of Range                       15.2
  At Supermax of Range                      16.7

Price-Book Ratio                 P/B
----------------
  At Minimum of Range                       62.8%
  At Midpoint of Range                      67.4%      112.5        111.2          150.6         150.6       148.4        141.9
  At Maximum of Range                       71.3%
  At Supermax of Range                      75.0%

Price-Asset Ratio                P/A
-----------------
  At Minimum of Range                        9.3%
  At Midpoint of Range                      10.8%       21.6         17.4           19.5          19.5        15.3         14.0
  At Maximum of Range                       12.2%
  At Supermax of Range                      13.8%

Twelve Mo. Earnings Base           Y                 $   483,000
  Period Ended  June 30, 1997

Book Value                         B                 $ 5,958,000
  As of  June 30, 1997

Total Assets                       A                 $76,124,000
  As of  June 30, 1997

Return on Money (1)                R                        3.50%

Conversion Expense                 X                 $   520,000
Underwriting Commission            C                        0.00%
Percentage Underwritten            S                        0.00%
Estimated Dividend
  Dollar Amount                    DA                $   270,000
  Yield                            DY                       3.00%
ESOP Contributions                 P                 $   720,000
RP Contributions                   I                 $   360,000
ESOP Annual Expense                E                 $    44,640
RP Annual Contributions            M                 $    44,640
Cost of ESOP Borrowings            F                        0.00%

(1) Assumes Proceeds can be reinvested at 5.65 percent and earnings taxed at a rate of 38.0 percent.

FERGUSON & COMPANY
------------------


                    EXHIBIT VII
               PRO FORMA ANALYSIS SHEET


Calculation of Estimated Value (V) at Midpoint Value

1.        V=          P/A(A-X-P-I)                     $ 9,000,000
                  ---------------------------
                     1-P/A(1-(CxS))

2.        V=          P/B(B-X-P-I)                     $ 9,000,000
                  ---------------------------
                   1-P/B(1-(CxX))

3.        V=      P/E(Y-R(X+P+I)-(E+M))                $ 9,000,000
                  ---------------------------
                      1-P/E(R(1-(CxX))


                                    Value
    Estimated Value               Per Share            Total Shares                       Date
    ---------------               ---------           --------------              ----------------------
      $9,000,000                   $10.00                  900,000                    August 8, 1997


Range of Value
$9.0 million x 1.15 = $10.35 million or 1,035,000 shares at $10.00 per share
$9.0 million x 0.85 = $7.65 million or 765,000 shares at $10.00 per share


                                    Value
     Final Value                  Per Share            Total Shares                      Date
    ----------------              ---------          --------------              ---------------------
         $11,902,500               $10.00                1,190,250                    August 8, 1997